                                            Registration Statement No. 2-88637



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 18

                                       TO

                                    FORM S-6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                   OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


              THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                              (Exact Name of Trust)


                         THE TRAVELERS INSURANCE COMPANY
                               (Name of Depositor)

                One Tower Square, Hartford, Connecticut 06183
        (Complete Address of Depositor's Principal Executive Offices)

                                Ernest J. Wright
                                    Secretary
                         The Travelers Insurance Company
                                One Tower Square
                           Hartford, Connecticut 06183
                (Name and Complete Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):

____   immediately upon filing pursuant to paragraph (b)
 X     on May 1, 1997 pursuant to paragraph (b)
____   60 days after filing pursuant to paragraph (a)(1)
____   on __________ pursuant to paragraph (a)(1) of Rule 485.

       Check the box if it is proposed that this filing will become effective on _______ at _______ pursuant to Rule 487. ______


AN INDEFINITE AMOUNT OF VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS WAS REGISTERED PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. A RULE 24f-2 NOTICE FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 WAS FILED ON FEBRUARY 28, 1997.

                         RECONCILIATION AND TIE BETWEEN
                         FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2    CAPTION IN PROSPECTUS
-----------    ---------------------
     1         Cover page
     2         Cover page
     3         Not applicable
     4         The Insurance Company; Distribution
     5         The Travelers Fund UL for Variable Life Insurance
     6         The Travelers Fund UL for Variable Life Insurance
     7         Not applicable
     8         Not applicable
     9         Legal Proceedings and Opinion
     10        Prospectus Summary;  The Insurance Company;  The Travelers Fund
               UL for Variable Life  Insurance,  The Investment  Options;  The
               Policy;  Transfers of Cash Value; Cash Value and Cash Surrender
               Value;  Voting Rights;  Disregard of Voting Rights;  Dividends;
               Lapse and Reinstatement
     11        Prospectus Summary; The Investment Options
     12        Prospectus Summary; The Investment Options
     13        Charges and Deductions; Distribution of the Policies
     14        The Policy
     15        Prospectus Summary; Allocation of Premium Payments
     16        The Investment Options; Allocation of Premium Payments
     17        Prospectus  Summary;  Right to Cancel  Period;  Cash  Value and
                  Cash Surrender Value; Policy Loans; Exchange Rights
     18        The Investment Options; Charges and Deductions; Federal Tax
                  Considerations; Dividends
     19        Statements to Policy Owners
     20        Not applicable
     21        Policy Loans
     22        Not applicable
     23        Not applicable
     24        Not applicable
     25        The Insurance Company
     26        Not applicable
     27        The Insurance Company
     28        The Insurance Company; Management
     29        The Insurance Company
     30        Not applicable
     31        Not applicable
     32        Not applicable
     33        Not applicable
     34        Not applicable
     35        The Insurance Company; Distribution of the Policies
     36        Not applicable
     37        Not applicable
     38        Distribution of the Policys
     39        The Insurance Company; Distribution of the Policies
     40        Not applicable
     41        The Insurance Company; Distribution of the Policies
     42        Not applicable
     43        Not applicable
     44        Allocation of Premium Payments; Accumulation Unit Values
     45        Not applicable

Item No. of
Form N-8B-2    CAPTION IN PROSPECTUS
-----------    ---------------------
     46        Cash Value and Cash Surrender Value
     47        The Investment Options
     48        Not applicable
     49        Not applicable
     50        Not applicable
     51        Prospectus Summary; The Insurance Company; The Policy; Death
               Benefits and Lapse and Reinstatement
     52        The Investment Options; Substitution
     53        Federal Tax Considerations
     54        Not applicable
     55        Not applicable
     56        Not applicable
     57        Not applicable
     58        Not applicable
     59        Financial Statements

                          THE TRAVELERS MARKETLIFE(SM)

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
               THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                                   PROSPECTUS

                                  MAY 1, 1997
The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183 X
                           Telephone: (800) 334-4298

                                   PROSPECTUS

This Prospectus describes The Travelers MarketLife(sm), an individual variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Insurance Company (the "Company") and funded by The Travelers Fund UL for Variable Life Insurance ("Fund UL"). A Policy Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $50,000. The premium payment may be allocated by the Policy Owner to one or more of the mutual funds underlying Fund UL (the "Investment Options").

The Policy has a Right to Cancel Period during which the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance.

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which premium payments have been allocated, and the Policy Owner bears the investment risk for all amounts so allocated. Additionally, the Cash Value is reduced by the various fees and charges assessed under the Policy, as set forth in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value is sufficient to pay the monthly charges imposed under the Policy subject to the Continuation of Insurance provision of the Policy, or for such longer period as may be provided under the Lapse Protection Guarantee.

A Policy Owner will have two options with respect to the death benefit under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Stated Amount (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). A Policy Owner may also elect to change the death benefit option, subject to certain conditions.

It may not be advantageous to replace your existing life insurance policy or supplement an existing flexible premium variable life insurance policy with the Policy described in this Prospectus.

This Policy may be or become a modified endowment Policy under federal tax law. If it is classified as a modified endowment Policy, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR EACH OF THE INVESTMENT OPTIONS. EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS

Glossary of Special Terms...........................................................      4-5
Prospectus Summary..................................................................      6-8
The Insurance Company...............................................................        9
The Policy..........................................................................        9
  Policy Application................................................................        9
  Beneficiary.......................................................................       10
  Assignment........................................................................       10
  Allocation of Premium Payments....................................................       10
  Right to Cancel...................................................................       10
  Statements to Policy Owners.......................................................       10
Charges and Deductions..............................................................       11
  Charges Against Premium...........................................................       11
     Front-End Sales Charge.........................................................       11
     State Premium Tax Charge.......................................................       11
  Monthly Deduction Amount..........................................................       11
     Cost of Insurance Charge.......................................................       11
     Policy Administrative Charge...................................................       11
     Charges for Supplemental Benefit Provisions....................................       12
  Charges Against the Separate Account..............................................       12
     Mortality and Expense Risk Charge..............................................       12
     Administrative Expense Charge..................................................       12
  Charges Against the Investment Options............................................       12
  Surrender Charges.................................................................       12
     Percent of Premium Charge......................................................       12
     Per Thousand of Stated Amount Charge...........................................       13
  Maximum Sales Charges.............................................................       13
  Reduction or Elimination of Charges...............................................       14
  Transaction Charge................................................................       14
Policy Benefits and Rights..........................................................       14
  Cash Value and Cash Surrender Value...............................................       14
  Policy Loans......................................................................       15
  Lapse and Reinstatement...........................................................       16
  Lapse Protection Guarantee........................................................       16
  Exchange Rights...................................................................       16
Death Benefit.......................................................................       16
     Changes in Death Benefit Option................................................       18
     Payment Options................................................................       18
     Limit on Right to Contest and Suicide Exclusion................................       19
     Misstatement as to Sex and Age.................................................       19
     Changes in Stated Amount.......................................................       19
     Maturity and Maturity Extension Benefits.......................................       20

The Separate Account and the Investment Options.....................................       20
  The Travelers Fund UL for Variable Life Insurance.................................       20
  The Investment Options............................................................       21
     Investment Objective...........................................................       21
     Investment Adviser/Sub-Adviser.................................................       21
  General...........................................................................       24
  Accumulation Unit Values..........................................................       25
  Mixed and Shared Funding..........................................................       25
  Substitution......................................................................       25
  Transfer of Cash Value............................................................       26
  Dollar-Cost Averaging.............................................................       26
Performance Information.............................................................       26
Example of Policy Charges...........................................................       30
Miscellaneous.......................................................................       30
  Voting Rights.....................................................................       30
  Disregard of Voting Instructions..................................................       31
  Policies Sold Prior to July 12, 1995..............................................       31
  Suspension of Valuation...........................................................       31
  Dividends.........................................................................       31
  Distribution......................................................................       31
  Legal Proceedings and Opinion.....................................................       32
  Independent Accountants...........................................................       32
  Registration Statement............................................................       32
Federal Tax Considerations..........................................................       32
  General...........................................................................       32
  Tax Status of the Policy..........................................................       33
  Tax Treatment of Policy Benefits..................................................       34
Management..........................................................................       36
Senior Officers of the Travelers Insurance Company..................................       37
Illustrations.......................................................................       37
Appendix
A -- Annual Minimum Premiums........................................................       47
B, B(1), B(2) -- Surrender Charges..................................................    48-50
C -- Current Monthly Administrative Charge..........................................    51-52
C(1) -- Guaranteed Monthly Administrative Charge....................................       53
Financial Statements -- Fund UL
Financial Statements -- The Travelers Insurance Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

ANNUAL MINIMUM PREMIUM -- the Policy Owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix A.)

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account or Portfolio to which you may allocate premiums or Cash Value under Fund UL.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LAPSE PROTECTION GUARANTEE -- a benefit which provides that the Policy will not lapse during the first three Policy Years if a required amount of premium is paid.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes Cost of Insurance charges, administrative charges, and any charges for supplemental benefits.

MONTHLY PREMIUM THRESHOLD -- an amount shown on the Policy Summary page, the cumulative amount of which must be paid during the first three Policy Years in order for the Lapse Protection Guarantee to be in effect.

NET AMOUNT AT RISK -- an amount equal to the Death Benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Policy, less the deduction of front-end sales charges and premium tax charges.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment experience of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE UNIVERSAL LIFE INSURANCE?

The Flexible Premium Variable Universal Life Insurance Policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income-tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

SUMMARY OF MARKETLIFE FEATURES

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. Currently, the following Investment Options (subject to state availability) are available under Fund UL:

    AIM CAPITAL APPRECIATION PORTFOLIO          TEMPLETON ASSET ALLOCATION FUND
    ALLIANCE GROWTH PORTFOLIO                   TEMPLETON BOND FUND
    DREYFUS STOCK INDEX FUND                    TEMPLETON STOCK FUND
    FIDELITY VIP EQUITY-INCOME PORTFOLIO        TRAVELERS CAPITAL APPRECIATION FUND
    FIDELITY VIP GROWTH PORTFOLIO               TRAVELERS CASH INCOME TRUST
    FIDELITY VIP HIGH INCOME PORTFOLIO          TRAVELERS MANAGED ASSETS TRUST
                                                TRAVELERS U.S. GOVERNMENT SECURITIES
    FIDELITY VIP II ASSET MANAGER PORTFOLIO     PORTFOLIO
    MFS TOTAL RETURN PORTFOLIO                  TRAVELERS ZERO COUPON BOND PORTFOLIO 1998
    SMITH BARNEY HIGH INCOME PORTFOLIO          TRAVELERS ZERO COUPON BOND PORTFOLIO 2000
    SMITH BARNEY INCOME AND GROWTH PORTFOLIO    TRAVELERS ZERO COUPON BOND PORTFOLIO 2005
    SMITH BARNEY TOTAL RETURN PORTFOLIO         UTILITIES PORTFOLIO

For more information, including the investment objectives and investment advisers, refer to page 20, and the prospectuses for each Investment Option.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in Cash Income Trust. After that, the value will be distributed to each Investment Option in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (p. 10).

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy as well as paying Policy benefits and assuming related risks:

POLICY CHARGES:

     - PREMIUM EXPENSE CHARGE -- A sales charge and a premium tax charge are applied to each premium based on the size of your Policy.

                                                             TOTAL
       STATED                SALES          PREMIUM         PREMIUM
       AMOUNT                CHARGE           TAX           EXPENSE
---------------------        ------         -------         -------
 less than $500,000           2.5%            2.5%            5.0%
$500,000 to $999,999          2.0%            2.5%            4.5%
 $1,000,000 and over            0%            2.5%            2.5%

This charge pays some distribution expenses and state and local premium taxes (p. 11).

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, Policy administrative charges and charges for optional benefits (p. 11).

     - SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 10 years and for 10 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge (p. 12).

     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy (p. 12).

ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applied to the assets of the Investment Options on a daily basis which equals an annual rate of .80% for the first fifteen years and .45% thereafter (p. 12). (For Policies issued prior to July 1, 1995, the charge is 0.60% for all Policy Years.)

     - ADMINISTRATIVE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .10% for the first fifteen years and 0% thereafter (p. 12). (For Policies issued prior to July 1, 1995, the charge is no administrative charge.)

     - FUND INVESTMENT MANAGEMENT FEES -- the purchase of shares of the Investment Options happens on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount of the Policy plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, MarketLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value. After year 13, the

       Company offers zero net cost loans (p. 15). (For Policies issued prior to July 1, 1995, the maximum loan allowed is 80% of the Cash Surrender Value.)

You may cancel a portion of your Policy while the Insured is living and receive a portion of the Cash Surrender Value. You may also cancel the entire Policy to receive the full Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender (p. 12).

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298 (p. 26).

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or several others (p. 26).

LAPSE PROTECTION GUARANTEE: This guarantees that, regardless of the performance of the Investment Options that you select, your Policy will remain in effect for the first three Policy Years. You are required to pay at least the cumulative applicable Monthly Premium Threshold displayed on your Policy's Contract Summary page. Any loans or partial surrenders are deducted from premium paid to determine if the Lapse Protection Guarantee is in effect.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the lapse protection rider is not in effect, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options (p. 16).

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary (p. 32). At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC (p. 34).

                             THE INSURANCE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Fund UL. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   THE POLICY
--------------------------------------------------------------------------------

The Policy described in this Prospectus is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is deemed to be "variable" because unlike the fixed benefits of an ordinary whole life insurance Policy, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the Premium Payment has been allocated. As an insurance product, the Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.

THE POLICY APPLICATION

Individuals wishing to purchase a Policy must submit an application to the Company. As with traditional insurance Policies, a Policy Owner may state the amount of insurance desired (the "Stated Amount"), which amount may not be less than $50,000. A Policy Owner may request an increase or decrease in the Stated Amount of the Policy in writing from time to time. (See "Changes in Stated Amount," page 19.) No change in the terms or conditions of the Policy will be made without the consent of the Policy Owner.

A Policy will be issued only on the life of an Insured who supplies evidence of insurability satisfactory to the Company. Acceptance is subject to the Company's underwriting rules.

No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance.

Insurance coverage under a Policy will begin only after the Applicant has satisfied all outstanding underwriting delivery requirements, and after the Company has received the first premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Deduction Dates, Policy Months and Policy Years. The Policy Date may be prior to, or the same date as, the date on which the Policy is issued (the "Issue Date"). During the underwriting period, any premium paid under the Policy will be held in a non-interest bearing suspense account.

BENEFICIARY

The Applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no Beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

ALLOCATION OF PREMIUM PAYMENTS

The first premium will be applied to the Policy on the later of the Policy Date or the date it is received at the Company's Home Office. During the Applicant's Right to Cancel Period, the Company will allocate Net Premiums to the Cash Income Trust. At the end of the Applicant's Right to Cancel Period, the account value in Cash Income Trust will be allocated (in whole percentages) among the Investment Option(s) selected on the Application to purchase Accumulation Units. Net Premium payments received on or after the expiration of the Applicant's Right to Cancel Period will be allocated among the Investment Options to purchase Accumulation Units in such Investment Options as directed by the Policy Owner or, in the absence of directions, as stated in the original application. The number of Accumulation Units of each Investment Option to be credited to the Policy once a Premium Payment has been received by the Company will be determined by dividing the Premium Payment applied to the Investment Option by the Accumulation Unit Value of the Investment Option next computed following receipt of the payment.

RIGHT TO CANCEL

An Applicant has a limited right to return the Policy for cancellation by returning the Policy, by mail or personal delivery, to the Company or to the agent who sold the Policy. The Policy must be returned either (1) within 10 days after delivery of the Policy to the Policy Owner, (2) within 45 days of completion of the Policy application, or (3) within 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest. The Company will return to the Applicant a refund of the greater of all premium payments paid for the Policy, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

STATEMENTS TO POLICY OWNERS

The Company will maintain all records relating to Fund UL and the Investment Options. At least once in each Policy Year, the Company will send to Policy Owners a statement containing the following information: (1) the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value); (2) the date and amount of each premium payment; (3) the date and amount of each Monthly Deduction; (4) the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account; (5) the date and amount of any partial cash surrenders and the amount of any partial surrender charges; (6) the annualized cost of any supplemental benefits purchased under the Policy; and (7) a reconciliation since the last report of any change in Cash Value and Cash Surrender Value. The Company will also send any other reports required by any applicable state or federal laws or regulations.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE

Upon receipt of a Premium Payment, and before allocation of the payment among the Investment Options, the Company deducts a front-end sales charge of 2.5%. This charge is reduced to 2% for Policies with an initial Stated Amount of $500,000 or more, and to 0% for Policies with an initial Stated Amount of $1,000,000 or more. Additional sales charges may be assessed upon any full or partial surrender. (See "Surrender Charges" page 12.)

Sales charges are intended to cover the Company's actual sales expenses, including agent sales commissions, advertising and the printing of the prospectuses. The Company expects to recover the sales expenses of a Policy. To the extent sales expenses are not covered by the sales charges, the Company will recover such expenses from its surplus. This surplus may include profit from the mortality and expense risk charge.

STATE PREMIUM TAX CHARGE

A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Policies issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed in his or her jurisdiction.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations," page 32.)

MONTHLY DEDUCTION AMOUNT

The Company will deduct from the Cash Value of the Policy a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount will be deducted pro rata from each of the Investment Options values attributable to the Policy on the first day of each Policy Month (the "Deduction Date"), commencing on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The following is a summary of monthly charges and expenses which make up the Monthly Deduction
Amount:

COST OF INSURANCE CHARGE

Cost of Insurance is deducted from the Policy Cash Value on a monthly basis. The amount of deduction is a function of the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

POLICY ADMINISTRATIVE CHARGE

For the first three Policy Years, a monthly administrative charge is deducted from the Cash Value of the Policy. This charge also applies to any increase in the Stated Amount excluding Cost of Living Adjustments and increases in Stated Amounts due to Death Benefit Option changes. This charge is used to cover expenses associated with issuing the Policy.

The amount charged varies by Policy and will be stated in the Policy. The charge currently varies by issue age, Stated Amount and smoker/non-smoker classification (see Appendix C for chart of current charges). The current Policy administrative charge are lower than the guaranteed maximum charge. (See Appendix C(1) for the guaranteed maximum charges.)

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

The Company will include a supplemental benefits charge in the Monthly Deduction Amount if the Policy Owner has elected any of the following supplemental benefit provisions: Waiver of Monthly Deduction Rider, Child Term Rider, and Primary or Other Insured Term Rider. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

A daily charge is deducted from Fund UL for mortality and expense risks. For Policies issued after July 12, 1995, this charge is at an annual rate of 0.80% for the first fifteen (15) Policy Years, and 0.45% thereafter. The mortality risk assumed is that the cost of insurance charge specified in the Policy may be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set forth in the Policy. If all money collected by the Company from this charge is not needed to cover the mortality and expenses costs, the excess will be contributed to the Company's general account. Refer to "Policies Sold Prior to July 12, 1995," if applicable.

ADMINISTRATIVE EXPENSE CHARGE

The Company reserves the right to deduct a daily charge from Fund UL for administrative expenses incurred by the Company. For Policies issued after July 12, 1995, the charge is equivalent on an annual basis to 0.10% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0% thereafter. The administrative expense charge, is designed to cover administrative costs associated with the maintenance of the Policies and the maximum fee is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Policy is in force. Refer to "Policies Sold Prior to July 12, 1995," if applicable.

CHARGES AGAINST THE INVESTMENT OPTIONS

Fund UL purchases shares of the Investment Options at net asset value. The net asset value of the Investment Option shares reflects investment advisory fees and other expenses already deducted from the assets of the Investment Options. The investment advisory fees and other expenses applicable to each of the Investment Options are described in the individual prospectuses for the Investment Options.

SURRENDER CHARGES

There are two types of contingent surrender charges that can apply under the
Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge. These surrender charges are contingent because they only apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE

A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (or during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

     (a) 6% of the amount of Cash Value being surrendered; or

     (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

     (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")

For example (as illustrated on page 41), a Policy with a Stated Amount of $150,000 for a 45-year old male who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy for its Cash Value of $7,476 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,476); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE

A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase due to a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by Stated Amount and original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $64.65; in the tenth year, it is $0.72 for each $1,000, or $108.

No more than 20% of the Per Thousand of Stated Amount Charge is a sales charge. The remainder is designed to compensate the Company for administrative expenses not covered by other administrative charges. The administrative expense component of the Per Thousand of Stated Amount charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Policy is in force. This administrative charge component of the Surrender Charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B, and have been further split into the sales charge component and the administrative charge component in Appendices B(1) and B(2), respectively.

MAXIMUM SALES CHARGES

Although the total sales charges assessed under the Policy will vary based on issue age, sex, year of surrender, amount of premium paid and amount surrendered, the maximum total sales charge for any Policy will never exceed 26.7% of the total premiums paid.

As stated above, the front-end sales charge for a Policy with no full or partial surrenders will never exceed 2.5% of actual premiums paid. The sales charges for a Policy with full or partial surrenders will vary, but in no event will they exceed the percentage of premiums paid as shown below.

 MAXIMUM SALES CHARGES
POLICY YEAR OF SURRENDER         (AS A % OF PREMIUM PAYMENTS)
         ----------------------------------------------------

            1                                 26.7%
            2                                 24.9
            3                                 23.1
            4                                 21.2
            5                                 19.4
            6                                 16.1
            7                                 14.4
            8                                 12.5
            9                                 10.6
           10                                  8.8
           11+                                 2.5

As the table demonstrates, the maximum sales charge for any Policy is less than 26.7% in every Policy Year other than the first (or in every year after the first year following an increase). (See the illustrations for an example.)

REDUCTION OR ELIMINATION OF CHARGES

The Company may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. The Company may reduce or eliminate sales charges and administrative charges in such arrangements to reflect the reduced sales expenses and administrative costs expected as a result of sales to a particular group.

TRANSACTION CHARGE

The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers. There is currently no charge for transfers.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options on any day that the Company is open for business.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties which include a percent of premium charge and per thousand of Stated Amount charge, as described on page 12 in more detail. (For Policy loans taken prior to July 12, 1995, the loan amount will be 80% of the Policy's Cash Value.) No loan requests may be made for amounts of less than $100. If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. For Policies issued prior to July 1, 1995 (or where state approval has not been received for the new Policy), For Policies issued after July 12, 1995, during the first thirteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4%; thereafter 3.85% will be charged. Refer to "Policies Sold Prior to July 12, 1995," if applicable.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement" below). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender

Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

LAPSE AND REINSTATEMENT

Except as provided below under "Lapse Protection Guarantee," the Policy will remain in effect until the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. If such event occurs, the Company will give written notice to the Policy Owner indicating that if the amount shown in the notice (which will be sufficient to cover the Deduction Amount due) is not paid within 61 days (the "Late Period"), the Policy may lapse. The Policy will continue through the Late Period, but if no payment is forthcoming, it will terminate at the end of the Late Period. If the person Insured under the Policy dies during the Late Period, the Death Benefit payable under the Policy will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," below.)

If the Policy lapses, the Policy Owner may reinstate the Policy upon payment of the reinstatement premium (and any applicable charges) shown in the Policy. A request for reinstatement may be made at any time within three years of lapse (unless a different period is required under applicable state law). The Net Premium due upon reinstatement is at least one-quarter of the Annual Minimum Premium, as shown in Appendix A, less any charges or fees, calculated as of the Deduction Date next following receipt of premium by the Company. The Cash Value of the Policy upon reinstatement will be equal to the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

LAPSE PROTECTION GUARANTEE

Policy Owners may elect to have a Lapse Protection Guarantee benefit as part of their Policy (as long as the Insured is not a substandard risk). The Lapse Protection Guarantee benefit provides that if during the first three Policy Years (the "Guarantee Period") the total premiums paid under the Policy, less any Loan Account Value or partial surrenders, equal or exceed the cumulative applicable Monthly Premium Threshold shown on the Policy Summary Page of the Policy, a Lapse Protection Guarantee will be in effect. (This guarantee may not be available in all jurisdictions.) This benefit provides that the Policy will not lapse during the next Policy Month even if the Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due, provided the next Policy Month is within the Guarantee Period. The Premium Threshold will change if the Policy Owner makes a change in the Stated Amount or adds or eliminates supplemental benefit riders under the Policy. In such event, the Company will send the Policy Owner notice of the new applicable Premium Threshold which must be met until the expiration of the Guarantee Period in order for the guarantee to remain in effect.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged at any time during the first 24 months after its issuance for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Policy Owner has the right to select the same Death Benefit or Net Amount At Risk as the former Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before the Company will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

As with traditional life insurance Policies, the Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described on page 19.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will not be less than the current Stated Amount of the Policy less any outstanding Policy loan or Deduction Amount due but unpaid. The Death Benefit under either option may vary with the Cash Value of the Policy. The Death Benefit uder either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured is equal to a stated percentage of the Cash Value of the Policy determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured will be set forth in the Policy and may change as federal income tax laws or regulations change. The percentages used to calculate the Minimum Amount Insured decrease after the age of 40. The following is a schedule of the applicable percentages:

                                         % SHALL DECREASE
                                           BY A RATABLE
                                             PORTION
      ATTAINED AGE                        FOR EACH FULL
------------------------                      YEAR:
MORE            BUT NOT                 ------------------
THAN           MORE THAN                FROM           TO
----           ---------                ----           ---
 0                 40                   250            250
40                 45                   250            215
45                 50                   215            185
50                 55                   185            150
55                 60                   150            130
60                 65                   130            120
65                 70                   120            115
70                 75                   115            105
75                 90                   105            105
90                 95                   105            100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that, when applicable, may increase the Minimum Amount Insured in excess of the figures shown in the schedule above. This limitation is known as the "guideline premium limitation," and it is generally applicable during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. Both sets of examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the

Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

Death Benefits are payable within seven days of the Company's receipt of satisfactory proof of the Insured's death. The amount of Death Benefit paid to the Policy Beneficiary may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment," page 10.) If the Insured commits suicide within two years following the issue date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion," page 19) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," page 14, for effects of partial cash surrenders on Death Benefits.)

CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option at any time prior to the Insured's death by sending a written request to the Company. There is no direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits" on page 34. However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in the gross income of the Policy Owner. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than the minimum amount of $50,000. Contact your registered representative for more information.

PAYMENT OPTIONS

Proceeds payable under the Policy will be paid in a lump sum, unless the Policy Owner or Beneficiary selects one of the Company's payment options. Payment of proceeds which exceed the Death Benefit may be deferred for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless the Company consents to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

The Company will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, the Company may make payments less often. If the Company has declared a higher rate under an option at the date the first payment under an option is due, the Company will base the payments on the higher rate.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date. In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

CHANGES IN STATED AMOUNT

A Policy Owner may request in writing that the Stated Amount of the Policy be increased or decreased, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, the Company may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be as shown on the new Policy Summary which the Company will send to the Policy Owner. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.

MATURITY AND MATURITY EXTENSION BENEFITS

If the Insured is living on the Maturity Date (the anniversary of the Policy Date on which the Insured is age 95), the Company will pay the Policy Owner the Cash Value of the Policy, less any outstanding Policy loan or Deduction Amount due and unpaid. The Policy Owner must surrender the Policy to the Company before such payment can be made, at which point the Policy will terminate and the Company will have no further obligations under the Policy.

Upon the Insured's attaining age 94, and at any time during the twelve months thereafter, the Policy Owner may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). (This Maturity Extension Benefit may not be available in all jurisdictions.) After the Company has received such request, but prior to the Maturity date, the Policy will continue in force until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. Upon termination of the Maturity Extension Benefit, a Death Benefit will be paid as follows. On the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value and less any Deduction Amounts due but not paid. After the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value. The Death Benefit is based on the experience of the Investment Options selected and is variable and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

The Company intends that the Policy and the Maturity Extension Benefit be considered life insurance for tax purposes. The Death Benefit is designed to comply with Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. The Policy Owner should consult his or her own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

                THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE (FUND UL)

Fund UL was established on November 10, 1983 pursuant to the insurance laws of the state of Connecticut, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of Fund UL will be invested exclusively in shares of the Investment Options. Fund UL meets the definition of a Separate Account under the federal securities laws, and will comply with the provisions of the 1940 Act. Registration of Fund UL with the SEC does not involve supervision by the SEC of the management or investment policies of Fund UL. Additionally, the operations of Fund UL are subject to the provisions of
Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on the investments of Fund UL, and the Commissioner has adopted no regulations under the Section that affect Fund UL.

Under Connecticut law, the assets of Fund UL will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy offered by this Prospectus. The assets held in Fund UL are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

THE INVESTMENT OPTIONS

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added or withdrawn as permitted by applicable law. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options.

The Investment Options currently available under Fund UL are as follows:

                                                                            INVESTMENT
    INVESTMENT OPTION                INVESTMENT OBJECTIVE               ADVISER/SUBADVISER
-------------------------   --------------------------------------   -------------------------
AIM Capital Appreciation    Seeks capital appreciation by            Smith Barney Mutual Funds
Portfolio                   investing primarily in common stock,     Management, Inc.
                            with emphasis on medium sized and        Subadviser: AIM Capital
                            smaller emerging growth companies.       Management, Inc.
Alliance Growth Portfolio   Seeks long-term growth of capital by     Smith Barney Mutual Funds
                            investing predominantly in equity        Management, Inc.
                            securities of companies with a           Subadviser: Alliance
                            favorable outlook for earnings and       Capital Management
                            whose rate of growth is expected to
                            exceed that of the U.S. economy over
                            time. Current income is only an
                            incidental consideration.
Dreyfus Stock Index Fund    Seeks to provide investment results      Mellon Equity Associates
                            that correspond to the price and yield
                            performance of publicly traded common
                            stocks in the aggregate, as
                            represented by the Standard & Poor's
                            500 Composite Stock Price Index.
Fidelity VIP                Seeks reasonable income by investing     Fidelity Management &
Equity-Income Portfolio     primarily in income-producing equity     Research Company
                            securities; in choosing these
                            securities, the portfolio manager will
                            also consider the potential for
                            capital appreciation. The Portfolio's
                            goal is to achieve a yield which
                            exceeds the composite yield on the
                            securities comprising the Standard &
                            Poor's 500 Composite Stock Price
                            Index.
Fidelity VIP Growth         Seeks capital appreciation by            Fidelity Management &
Portfolio                   investing primarily in common stocks     Research Company
                            of well-known, established companies
                            and smaller, emerging growth
                            companies, although its investments
                            are not restricted to any one type of
                            security. Capital appreciation may
                            also be found in other types of
                            securities, including bonds and
                            preferred stocks.

                                                                            INVESTMENT
    INVESTMENT OPTION                INVESTMENT OBJECTIVE               ADVISER/SUBADVISER
-------------------------   --------------------------------------   -------------------------
Fidelity VIP High Income    Seeks to obtain a high level of          Fidelity Management &
Portfolio                   current income by investing primarily    Research Company
                            in high yielding, lower rated,
                            fixed-income (high risk) securities,
                            while also considering growth of
                            capital.
Fidelity VIP II Asset       Seeks high total return with reduced     Fidelity Management &
Manager Portfolio           risk over the long-term by allocating    Research Company
                            its assets among stocks, bonds and
                            short-term fixed-income instruments.
MFS Total Return            Seeks to obtain above-average income     Smith Barney Mutual Funds
Portfolio                   (compared to a portfolio entirely        Management, Inc.
                            invested in equity securities)           Subadviser: Massachusetts
                            consistent with the prudent employment   Financial Services
                            of capital. Generally, at least 40% of   Company.
                            the Portfolio's assets will be
                            invested in equity securities.
Smith Barney High Income    Seeks high current income. Capital       Smith Barney Mutual Funds
Portfolio                   appreciation is a secondary objective.   Management, Inc.
                            The Portfolio will invest at least 65%
                            of its assets in high-yielding
                            corporate debt obligations and
                            preferred stock.
Smith Barney Income and     Seeks current income and long-term       Smith Barney Mutual Funds
Growth Portfolio            growth of income and capital by          Management, Inc.
                            investing primarily, but not
                            exclusively, in common stocks.
Smith Barney Total Return   Seeks to provide total return,           Smith Barney Mutual Funds
Portfolio                   consisting of long-term capital          Management, Inc.
                            appreciation and income. The Portfolio
                            will seek to achieve its goal by
                            investing primarily in a diversified
                            portfolio of dividend-paying common
                            stock.
Templeton Asset             Seeks high level of total return with    Templeton Investment
Allocation Fund             reduced risk over the long term          Counsel, Inc.
(Class I)                   through a flexible policy of investing
                            in stocks of companies in any nation
                            and debt obligations of companies and
                            governments of any nation. Changes in
                            the asset mix will be adjusted in an
                            attempt to capitalize on total return
                            potential produced by changing
                            economic conditions throughout the
                            world.

                                                                            INVESTMENT
    INVESTMENT OPTION                INVESTMENT OBJECTIVE               ADVISER/SUBADVISER
-------------------------   --------------------------------------   -------------------------
Templeton Bond Fund         Seeks high current income through a      Templeton Investment
(Class I)                   flexible Policy of investing primarily   Counsel, Inc.
                            in debt securities of companies,
                            governments and government agencies of
                            various nations throughout the world.
Templeton Stock Fund        Seeks capital growth through a policy    Templeton Investment
(Class I)                   of investing primarily in common         Counsel, Inc.
                            stocks issued by companies, large and
                            small, in various nations throughout
                            the world.
Travelers Cash Income       Seeks to provide high current income     The Travelers Asset Man-
Trust                       while emphasizing preservation of        agement International
                            capital and maintaining a high degree    Corporation (TAMIC)
                            of liquidity by investing in
                            short-term money market securities
                            deemed to present minimal credit
                            risks. Allocations to this portfolio
                            are neither insured no guaranteed.
Travelers Capital           Seeks growth of capital through the      TAMIC
Appreciation Fund           use of common stocks. Income is not an   Subadviser: Janus Capital
                            objective. The Fund invests              Corporation
                            principally in common stocks of small
                            to large companies which are expected
                            to experience wide fluctuations in
                            price in both rising and declining
                            markets.
Travelers Managed Assets    Seeks high total investment return       TAMIC
Trust                       with reduced risk through a fully        Subadviser: The Travelers
                            managed investment Policy. Assets of     Investment Management
                            the Managed Assets Trust will be         Company (TIMCO)
                            invested in a portfolio of U.S.
                            stocks, bonds and money market
                            securities.
Travelers U.S. Government   Selects investments from the point of    TAMIC
Securities Portfolio        view of an investor concerned
                            primarily with highest credit quality,
                            current income and total return. The
                            assets of the U.S. Government
                            Securities Portfolio will be invested
                            in direct obligations of the United
                            States, its agencies and
                            instrumentalities.
Travelers Utilities         Seeks to provide current income          Smith Barney Mutual Funds
Portfolio                   through investment in equity and debt    Management, Inc.
                            securities of companies in the utility
                            industries.

                                                                            INVESTMENT
    INVESTMENT OPTION                INVESTMENT OBJECTIVE               ADVISER/SUBADVISER
-------------------------   --------------------------------------   -------------------------
Travelers Zero Coupon       Seeks to provide as high an investment   TAMIC
Bond Fund Portfolio 1998    return as consistent with the            Subadviser: TIMCO
                            preservation of capital investing in
                            primarily zero coupon securities that
                            pay cash income but are acquired by
                            the Portfolio at substantial discounts
                            from their values at maturity. The
                            Zero Coupon Bond Fund Portfolios may
                            not be appropriate for Policy Owners
                            who do not plan to have their premiums
                            invested in shares of the Portfolios
                            for the long term or until maturity.
Travelers Zero Coupon       Seeks to provide as high an investment   TAMIC
Bond Fund Portfolio 2000    return as consistent with the            Subadviser: TIMCO
                            preservation of capital investing in
                            primarily zero coupon securities that
                            pay cash income but are acquired by
                            the Portfolio at substantial discounts
                            from their values at maturity. The
                            Zero Coupon Bond Fund Portfolios may
                            not be appropriate for Policy Owners
                            who do not plan to have their premiums
                            invested in shares of the Portfolios
                            for the long term or until maturity.
Travelers Zero Coupon       Seeks to provide as high an investment   TAMIC
Bond Fund Portfolio 2005    return as consistent with the            Subadviser: TIMCO
                            preservation of capital investing in
                            primarily zero coupon securities that
                            pay cash income but are acquired by
                            the Portfolio at substantial discounts
                            from their values at maturity. The
                            Zero Coupon Bond Fund Portfolios may
                            not be appropriate for Policy Owners
                            who do not plan to have their premiums
                            invested in shares of the Portfolios
                            for the long term or until maturity.

Each Investment Option is subject to certain investment restrictions which may not be changed without the approval of a "majority vote of the outstanding voting securities" of that Fund (as defined in the Investment Company Act of 1940). There is no assurance that the Investment Options will achieve their stated objectives.

More detailed information regarding the Investment Options may be found in the current prospectuses for the Investment Options; these prospectuses are included with and must accompany this Prospectus. Policy Owners are urged to read these documents carefully before investing.

GENERAL

All investment income of and other distributions to each Investment Option of Fund UL arising from the applicable Investment Option are reinvested in shares of that Investment Option at net asset value. The income and realized gains or losses on the assets of each Investment Option of Fund UL are therefore separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company will purchase shares in the Investment Options in connection with premium payments allocated to the applicable Funds in accordance with Policy Owners' directions and will redeem shares in the Investment Options to meet Policy obligations or make adjustments in reserves, if any. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each segment of the Separate Account was initially established at $1. Thereafter, the Accumulation Unit Values will vary to reflect the investment experience of the applicable Investment Option and will be determined on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Investment Option for the Valuation Period then ended. The Net Investment Factor for each of the Investment Options is equal to the net asset value per share of the corresponding Investment Option at the end of the Valuation Period (plus the per share amount of any dividends or capital gain distributions by that Fund, if the dividend date occurs in the Valuation Period then ended, and plus or minus any per share credit or charge by the Company for any tax reserves) divided by the net asset value per share of the corresponding Investment Option at the beginning of the Valuation Period (plus or minus any per share credit or charge by the Company for any tax reserves), and subtracting from that amount any applicable administrative expense charge, and mortality and expense risk charge. Applicants should refer to the prospectuses for each of the Investment Options for a description of how the assets of each Investment Option are valued. These valuation procedures directly affect the Accumulation Unit Value of the Investment Option, and therefore the Cash Value of the Policy. All valuations made under the Policy (e.g., the determination of Cash Value or Cash Surrender Value, Policy loans, partial cash surrenders, payment of Death Benefits, and the determination of the number of Accumulation Units to be credited to a Policy with each Net Premium payment), will be made on the Valuation Date next following the Company's receipt of the request.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. Although neither the Company nor the Investment Options currently foresees any such disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts between such Policy Owners and to determine what action, if any, should be taken in response thereto. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

SUBSTITUTION

The Company reserves the right, subject to compliance with appropriate state and federal laws, to make additions to, deletions from, or substitutions for Fund UL and the Investment Options which fund the Policy. If shares of any of the Investment Options should no longer be available for purchase by the Fund UL, or if, in the judgment of the Company further investment in such shares becomes inappropriate for purposes of the Policy, shares of another open-end management investment company, or a portfolio thereof, may be substituted for shares of the Investment Options held in the Investment Options. Substitution may be made with respect to both existing investments and the investment of any future Premium Payments. However, no substitution of securities will be made without prior notice to Policy Owners, and without prior approval of the Securities and Exchange Commission, all to the extent required by the 1940 Act or other applicable law. Subject to Policy Owner approval, the Company reserves the right to end Fund UL's registration under the 1940 Act.

TRANSFER OF CASH VALUE

As long as the Policy remains in effect, the Policy Owner may request that all or a portion of the Cash Value of a particular Investment Option be transferred to other Investment Options.

The Company reserves the right to restrict the number of such transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

As a result of a transfer, the number of Accumulation Units credited to the Investment Option from which the transfer is made will be reduced by the number obtained by dividing the amount transferred from the Investment Option by the Accumulation Unit Value of that Investment Option on the Valuation Date on which the Company receives the transfer request. The number of Accumulation Units credited to the Investment Option to which the transfer is made will be increased by the number obtained by dividing the amount transferred to the Investment Option by the Accumulation Unit Value of that Investment Option on the Valuation Date on which the Company receives the transfer request.

DOLLAR-COST AVERAGING (AUTOMATED TRANSFERS)

You may establish automated transfers of Policy Values on a monthly or quarterly basis from certain of the Investment Option to other Investment Option through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy, including provisions relating to the transfer of money between Investment Options. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Fund UL's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, usually for the past one-, two-, three-, five-, and ten-year periods determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL that invest in underlying funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .80% mortality and expense risk charge and .10% administrative expense risk charge. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. For information about the Charges and Deductions assessed under the Policy, see page 11. For illustrations of how these charges affect Cash Values and Death Benefits, see the Illustrations beginning on page 37. The performance information described in this prospectus, may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through MarketLife.

                    AVERAGE ANNUAL RETURNS THROUGH 12/31/96

           UNDERLYING INVESTMENT OPTIONS               ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
----------------------------------------------------   --------    -----------    ----------    ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio                      13.84%            --            --            --
Alliance Growth Portfolio                               28.12%            --            --            --
Capital Appreciation Fund (Janus Sub-Adviser)           26.95%        17.39%        16.53%        11.79%
Dreyfus Stock Index Fund                                21.35%        18.00%        13.56%            --
Fidelity VIP Equity-Income Portfolio                    13.20%        17.11%        16.86%            --
Fidelity VIP Growth Portfolio                           13.62%        14.70%        14.09%            --
Smith Barney Income & Growth Portfolio                  18.66%            --            --            --
Smith Barney Total Return Portfolio                     24.23%            --            --            --
Utilities Portfolio (Smith Barney Sub-Adviser)           6.47%            --            --            --
Templeton's Stock Fund                                  21.24%        13.39%        15.46%            --
BOND FUNDS
Fidelity VIP High Income Portfolio                      12.96%         9.61%        13.88%        10.09%
Smith Barney High Income Portfolio                      12.10%            --            --            --
Templeton's Bond Fund                                    8.43%         5.19%         6.08%            --
Travelers U.S. Gov't Securities Portfolio                0.53%         5.05%            --            --
Travelers Zero Coupon Bond Portfolio 1998                3.12%            --            --            --
Travelers Zero Coupon Bond Portfolio 2000                1.84%            --            --            --
Travelers Zero Coupon Bond Portfolio 2005                0.52%            --            --            --
BALANCED FUNDS
Fidelity VIP II Asset Manager Portfolio                 13.52%         6.98%        10.22%            --
MFS Total Return Portfolio                              13.37%            --            --            --
Templeton's Asset Allocation Fund                       17.73%        11.18%        12.94%            --
Travelers Managed Assets Trust                          12.71%        11.18%         9.18%        10.11%
MONEY MARKET FUNDS
Travelers Cash Income Trust1                             3.42%         3.02%         2.53%            --

The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, as well as the guaranteed maximum 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.

1 An investment in Cash Income Trust is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                        MARKETLIFE HYPOTHETICAL EXAMPLE2
                MALE NONSMOKER AGE 40 WITH A LEVEL DEATH BENEFIT
               OF $300,000 AND ANNUAL PREMIUM PAYMENTS OF $5,000

                                                    ONE YEAR                              FIVE YEARS
                                      ------------------------------------   ------------------------------------
                                        TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
   UNDERLYING INVESTMENT OPTION       INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
----------------------------------    ----------   -----------   ---------   ----------   -----------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio      $5,000       $ 4,267      $ 1,451          N/A          N/A          N/A
Alliance Growth Portfolio                5,000         4,894        2,041          N/A          N/A          N/A
Capital Appreciation Fund (Janus
  Sub-Adviser)                           5,000         4,845        1,994     $ 25,000      $32,628      $30,746
Dreyfus Stock Index Fund                 5,000         4,608        1,772       25,000       30,817       28,935
Fidelity VIP Equity-Income
  Portfolio                              5,000         4,264        1,449       25,000       30,539       28,657
Fidelity VIP Growth Portfolio            5,000         4,282        1,465       25,000       29,112       27,230
Smith Barney Income & Growth
  Portfolio                              5,000         4,495        1,665          N/A          N/A          N/A
Smith Barney Total Return
  Portfolio                              5,000         4,730        1,886          N/A          N/A          N/A
Smith Barney Utilities Portfolio         5,000         3,981        1,182          N/A          N/A          N/A
Templeton's Stock Fund                   5,000         4,603        1,767       25,000       30,268       28,386
BOND FUNDS
Fidelity VIP High Income Portfolio       5,000         4,254        1,439       25,000       26,511       24,629
Smith Barney High Income Portfolio       5,000         4,218        1,405          N/A          N/A          N/A
Templeton's Bond Fund                    5,000         4,064        1,260       25,000       22,244       20,362
Travelers U.S. Gov't Securities
  Portfolio                              5,000         3,732          948       25,000       20,515       18,633
Travelers Zero Coupon Bond
  Portfolio 1998                         5,000         3,841        1,050          N/A          N/A          N/A
Travelers Zero Coupon Bond
  Portfolio 2000                         5,000         3,787        1,000          N/A          N/A          N/A
Travelers Zero Coupon Bond
  Portfolio 2005                         5,000         3,732          948          N/A          N/A          N/A
BALANCED FUNDS
Fidelity VIP II Asset Manager
  Portfolio                              5,000         4,278        1,461       25,000       24,743       22,860
MFS Total Return Portfolio               5,000         4,272        1,455          N/A          N/A          N/A
Templeton's Asset Allocation Fund        5,000         4,455        1,628       25,000       27,804       25,922
Travelers Managed Assets Trust           5,000         4,244        1,429       25,000       25,668       23,786
MONEY MARKET FUNDS
Travelers Cash Income Trust              5,000         3,853        1,062       25,000       19,644       17,762

The charges used in the above example consist of a front-end sales charge of 2.5%, a state premium tax charge of 2.5%, the guaranteed maximum 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance and a contract administrative charge (in this example, the administrative charge is 0%).

The benefits illustrated above may differ for other policies as a result of differences in investment allocation, premium timing and amount, death benefit type, as well as the age and underwriting of the classification of the insured (which could result in higher costs of insurance). Because MarketLife is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.

2 These hypothetical examples show the effect of the performance quoted on cash values. Performance, loans and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolios will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 35
Preferred Non-Smoker
Annual Premium: $ 850.00
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $100,000
Level Death Benefit Option
Current Charges

                                                                                     TOTAL MONTHLY DEDUCTION
                                 SURRENDER CHARGES              SALES CHARGE           FOR THE POLICY YEAR
                          -------------------------------       COMPONENT OF       ----------------------------
                                           ADMINISTRATIVE     SURRENDER CHARGE      COST OF
POLICY     CUMULATIVE     SALES CHARGE         CHARGE             AS % OF          INSURANCE     ADMINISTRATIVE
 YEAR       PREMIUMS       COMPONENT         COMPONENT           CUM. PREM.         CHARGES         CHARGES
------     ----------     ------------     --------------     ----------------     ---------     --------------
 1         $   850.00        $91.20           $ 364.80             10.73%           $ 145.00         $96.00
 2         $ 1,700.00        $90.40           $ 361.60              5.32%           $ 157.00         $96.00
 3         $ 2,550.00        $90.00           $ 360.00              3.53%           $ 168.00         $96.00
 5         $ 4,250.00        $92.80           $ 371.20              2.18%           $ 190.00         $    0
 10        $ 8,500.00        $59.40           $ 237.60              0.70%           $ 250.00         $    0

3 Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                 MISCELLANEOUS
--------------------------------------------------------------------------------

VOTING RIGHTS

In accordance with its view of present applicable law, the Company will vote the shares of the Investment Options at regular and special meetings of the shareholders of the Investment Options in accordance with instructions from Policy Owners (or the Policy beneficiaries, as the case may be) having a voting interest in Fund UL. The Company will vote shares for which no instructions have been given or shares which are not otherwise attributable to Policy Owners in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Investment Options in its own right, it may elect to do so.

The voting interests of the Policy Owner (or the Beneficiary) in the Investment Options will be determined as follows: Policy Owners may cast one vote for each $100 of Cash Value of the Policy allocated to the Investment Option, the assets of which are invested in the particular Investment Option on the record date for the shareholder meeting for that Fund. Fractional votes are counted. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Investment Option(s) to the Loan Account in connection with the loan will not be considered in determining the voting interests of the Policy Owner.

Policy Owners should review the prospectuses for the Investment Options to determine matters on which shareholders may vote and the definition of a majority vote required on some matters.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, the Company may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objective or policies of Fund UL or one of the Investment Options, or to approve or disapprove an investment advisory Policy of one of the Investment Options. In addition, the Company may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any of the Investment Options which are initiated by a Policy Owner if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if the Company determines that the change would have an adverse effect on its general account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event that the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy Owners.

POLICIES SOLD PRIOR TO JULY 12, 1995

The following pertains to Policies sold prior to July 12, 1995 (or sold subsequent to July 12, 1995 in states where the new Policy had not yet been approved).

MORTALITY AND EXPENSE RISK CHARGE. The current charge is at an annual rate of 0.60% of the assets in the Separate Account, however the policy provides that the maximum charge for mortality and expense risks will not exceed .80%

ADMINISTRATION EXPENSE CHARGE. The maximum charge is equivalent, on an annual basis, to 0.10% of the assets in the Separate Account, however, the Company does not currently assess this charge.

CONTRACT LOANS. During the first 10 policy years, the full Loan Account Value will be charged an annual interest rate of 7.4% (6% in the Virgin Islands). During Contract Years 11, 12 and 13, 25%, 50% and 75% of the Loan Account Value, respectively, will be charged a reduced rate of 3.85% (5.66% in New York and Massachusetts). Thereafter, 100% of the Loan Account Value will be charged the reduced rate.

SUSPENSION OF VALUATION

The Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted;
(3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Investment Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Investment Option's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution would be no greater than 50% of the actual premium paid in the first twelve months. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

Tower Square Securities, Inc. ("Tower Square"), an indirect wholly owned subsidiary of Travelers Group, Inc., serves as principal underwriter of the Policies described herein.

LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Policy, Fund UL or any of the Investment Options.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the variable universal life insurance Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Fund UL. The services provided to Fund UL include primarily the audit of Fund UL's financial statements. The financial statements for the year ended December 31, 1996 have been audited by Cooper's & Lybrand L.L.P., as indicated in their report thereon and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits, to which reference is made for further information concerning Fund UL, the Investment Options, the Company and the Policy.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the

Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

In light of Policy premium requirements, a Policy will, in almost all cases, be a modified endowment contract. (See, however, the discussion below on a Policy issued in exchange for another life insurance contract.)

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the owner and no part of a loan will constitute income to the owner. However, the treatment of loans taken on earnings after the tenth Policy Year, or of loans taken to acquire a Travelers long-term care policy is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL under future tax law.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Travelers Group Inc. include, prior to December 31, 1993, Primerica Corporation or its predecessors.

                            DIRECTOR
    NAME AND POSITION        SINCE                        PRINCIPAL BUSINESS
-------------------------   --------    -------------------------------------------------------
Jay S. Benet.............     1996      Senior Vice President since February 1994 and Vice
Director                                President (1990-1994) of The Travelers Insurance
                                        Company; Partner (1986-1990) of Coopers & Lybrand.
Ian R. Stuart............     1996      Senior Vice President since November, 1996 Chief
Director                                Financial Officer; Chief Accounting Officer and
                                        Controller since March 1996, Vice President (1991-1996)
                                        of The Travelers Insurance Company.
Katherine M. Sullivan....     1996      Senior Vice President and General Counsel since May
Director                                1996 of The Travelers Insurance Company; Senior Vice
                                        President and General Counsel (1994-1996) Connecticut
                                        Mutual; Special Counsel & Chief of Staff (1988-1994)
                                        Aetna Life & Casualty.
George C. Kokulis........     1996      Senior Vice President since September 1995, Vice
Director                                President (1993-1995) of The Travelers Insurance
                                        Company.
Michael A. Carpenter.....     1995      Chairman since June 1996 and President and Chief
Director                                Executive Officer since June 1995 of The Travelers
                                        Insurance Company; Executive Vice President of
                                        Travelers Group Inc. since January 1995; Chairman,
                                        President and Chief Executive Officer (1989-1994),
                                        Kidder Peabody Group Inc.
Robert I. Lipp...........     1992      Chairman, President and Chief Executive Officer since
Director                                April 1996 of Travelers/Aetna Property Casualty Corp.;
                                        Chief Executive Officer and Director since December
                                        1993 of The Travelers Insurance Group Inc.; Vice
                                        Chairman and Director of Travelers Group Inc. since
                                        1991; Chairman and Chief Executive Officer of
                                        Commercial Credit Company (1991-1993); Executive Vice
                                        President (1986-1991), Primerica Corporation.
Marc P. Weill............     1994      Senior Vice President-Investments since 1993 and Chief
Director                                Investment Officer since 1995 of The Travelers
                                        Insurance Group Inc.; Senior Vice President and Chief
                                        Investment Officer of Travelers Group Inc. since 1992;
                                        Vice President (1990-1992), Primerica Corporation; Vice
                                        President (1989-1990), Smith Barney Inc.

---------------
* Principal business address: Travelers Group Inc., 388 Greenwich Street, New York, New York

               SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY
--------------------------------------------------------------------------------

The following are the Senior Officers of The Travelers Insurance Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

             NAME                   POSITION WITH INSURANCE COMPANY
------------------------------     ---------------------------------
Stuart Baritz.................     Senior Vice President
Barry Jacobson................     Senior Vice President
Russell H. Johnson............     Senior Vice President
Warren H. May.................     Senior Vice President
Jay S. Fishman................     Senior Vice President
David A. Tyson................     Senior Vice President
F. Denney Voss................     Senior Vice President
Elizabeth C. Georgakopoulos...     Senior Vice President
Christine M. Modie............     Senior Vice President

           -------------------------------------

           * Principal business address: Smith Barney Inc., 388
             Greenwich Street, New York, New York.

Information relating to the management of the underlying funds is contained in the applicable prospectuses.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male and a 45 year old female. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.

For both male and female age 45, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and .67% for Investment Option expenses and thereafter 0.45% for mortality and expense risks, 0.00% for administrative expenses, and .67% for Investment Option expenses.

The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during 1996.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.71%, 4.29%, and 10.29%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -1.26%, 4.74%, and 10.74%, respectively on a current and guaranteed basis thereafter.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

For illustrations shown for policies issued prior to July 1, 1995, see "Policies Paid Prior to July 1, 1995" for the applicable charges and fees.

The charge for Investment Option expenses for all illustrations is an average of the investment advisory fees and other expenses charged by all of the Investment Options. The Investment Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect. For the year ended December 31, 1996, these reimbursement agreements affected the total operating expenses of the Investment Options as follows:

     1. The Company has agreed to reimburse Capital Appreciation Fund (CAF), Cash Income Trust (CIT), Managed Assets Trust (MAT), the U.S. Government Securities Portfolio (USGSP) and the Utilities Portfolio, for the amount by which each fund's aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceed 1.25%. The expense reimbursement agreement did not affect the operating expenses of CIT, CAF, MAT, USGSP or Utilities Portfolio during 1996.

     2. The Company has agreed to reimburse Travelers Zero Coupon Bond Portfolio 1998, 2000 and 2005 for the amount by which each Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed .15%. In the absence of the reimbursement agreement with the Company, the operating expenses in 1996 would have been 2.82%, 2.49% and 2.17%, respectively.

     3. The administrator and investment adviser for the Dreyfus Stock Index Fund have agreed to reimburse the Fund for expenses in excess of 0.40%.

     4. No reimbursement arrangements were in effect for the Templeton Stock, Bond and Asset Allocation Funds during 1996.

     5. FMR or the Fidelity funds have entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without this reduction, Total Underlying Fund Expenses would have been: Equity Income Portfolio, 0.58%, Growth Portfolio, 0.69%; and Asset Manager Portfolio, 0.74%. No reimbursement arrangement affected the High Income Portfolio.

     6. During the fiscal year ended October 31, 1996, there were no fees waived or expenses reimbursed for the Smith Barney Income and Growth Portfolio, Alliance Growth Portfolio, Smith Barney High Income Portfolio, or the MFS Total Return Portfolio.

Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Fund UL, since the Company is not currently deducting such charges from Fund UL. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                                       Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,595.63

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          1,675       150,000      150,000      150,000        1,004        1,079        1,155            0            0
2          3,435       150,000      150,000      150,000        1,978        2,192        2,415          890        1,091
3          5,282       150,000      150,000      150,000        2,915        3,332        3,785        1,879        2,271
4          7,221       150,000      150,000      150,000        3,956        4,645        5,425        2,964        3,612
5          9,258       150,000      150,000      150,000        4,956        5,992        7,212        4,012        4,986
6         11,396       150,000      150,000      150,000        5,914        7,374        9,163        5,021        6,393
7         13,641       150,000      150,000      150,000        6,834        8,795       11,296        5,993        7,886
8         15,999       150,000      150,000      150,000        7,716       10,256       13,632        6,931        9,455
9         18,474       150,000      150,000      150,000        8,559       11,760       16,192        7,864       11,065
10        21,073       150,000      150,000      150,000        9,360       13,303       18,998        8,773       12,716
15        36,153       150,000      150,000      150,000       12,557       21,511       37,606       12,557       21,511
20        55,399       150,000      150,000      150,000       14,572       31,211       69,011       14,572       31,211


YEAR     12%
------------------------
1             9
2         1,301
3         2,697
4         4,345
5         6,133
6         8,146
7        10,387
8        12,831
9        15,497
10       18,411
15       37,606
20       69,011

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                                       Face Amount $150,000
Preferred, Non Smoker                                                      Annual Premium $1,595.63

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          1,675       150,000      150,000      150,000          521          581          641            0            0
2          3,435       150,000      150,000      150,000        1,000         1,52        1,312            0          114
3          5,282       150,000      150,000      150,000        1,434        1,711        2,016          487          747
4          7,221       150,000      150,000      150,000        2,251        2,697        3,208        1,361        1,781
5          9,258       150,000      150,000      150,000        3,012        3,683        4,482        2,185        2,816
6         11,396       150,000      150,000      150,000        3,715        4,668        5,843        2,954        3,849
7         13,641       150,000      150,000      150,000        4,357        5,647        7,299        3,665        4,878
8         15,999       150,000      150,000      150,000        4,933        6,613        8,852        4,315        5,894
9         18,474       150,000      150,000      150,000        5,437        7,562       10,510        4,895        6,892
10        21,073       150,000      150,000      150,000        5,869        8,490       12,284        5,409        7,903
15        36,153       150,000      150,000      150,000        6,984       12,828       23,479        6,984       12,828
20        55,399       150,000      150,000      150,000        5,810       16,222       40,903        5,810       16,222


YEAR     12%
---------------------------------
1             0
2           264
3         1,034
4         2,261
5         3,567
6         4,954
7         6,431
8         8,051
9         9,815
10       11,697
15       23,479
20       40,903

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                                         Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,968.75

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------
1          2,067       150,000      150,000      150,000        1,270        1,364        1,458          117          205
2          4,238       150,000      150,000      150,000        2,495        2,762        3,041        1,376        1,627
3          6,517       150,000      150,000      150,000        3,676        4,198        4,766        2,594        3,085
4          8,910       150,000      150,000      150,000        4,955        5,819        6,797        3,903        4,715
5         11,423       150,000      150,000      150,000        6,177        7,476        9,005        5,160        6,381
6         14,061       150,000      150,000      150,000        7,351        9,177       11,416        6,371        8,088
7         16,831       150,000      150,000      150,000        8,473       10,924       14,052        7,534        9,903
8         19,740       150,000      150,000      150,000        9,550       12,722       16,942        8,655       11,809
9         22,794       150,000      150,000      150,000       10,578       14,571       20,111        9,771       13,764
10        26,001       150,000      150,000      150,000       11,542       16,460       23,576       10,843       15,761
15        44,607       150,000      150,000      150,000       15,460       26,633       46,779       15,460       26,633
20        68,354       150,000      150,000      150,000       17,125       38,001       85,775       17,125       38,001


YEAR     12%
------------------------------------------
1           294
2         1,890
3         3,619
4         5,635
5         7,818
6        10,287
7        13,031
8        16,029
9        19,304
10       22,877
15       46,779
20       85,775

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                                         Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,968.75

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          2,067       150,000      150,000      150,000          716          791          868            0            0
2          4,238       150,000      150,000      150,000        1,367        1,563        1,770          316          500
3          6,517       150,000      150,000      150,000        1,951        2,311        2,708          973        1,311
4          8,910       150,000      150,000      150,000        2,893        3,474        4,139        1,965        2,511
5         11,423       150,000      150,000      150,000        3,756        4,623        5,653        2,884        3,699
6         14,061       150,000      150,000      150,000        4,533        5,750        7,255        3,723        4,867
7         16,831       150,000      150,000      150,000        5,212        6,843        8,942        4,469        6,002
8         19,740       150,000      150,000      150,000        5,785        7,890       10,715        5,115        7,094
9         22,794       150,000      150,000      150,000        6,240        8,877       12,572        5,650        8,128
10        26,001       150,000      150,000      150,000        6,565        9,790       14,515        6,063        9,095
15        44,607       150,000      150,000      150,000        5,962       12,797       25,695        5,962       12,797
20        68,354       150,000      150,000      150,000          169       11,409       40,606          169       11,409


YEAR     12%
---------------------------------------------------
1             0
2           695
3         1,685
4         3,136
5         4,667
6         6,281
7         7,975
8         9,802
9        11,765
10       13,816
15       25,695
20       40,606

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                      MARKETLIFE PRIOR TO JULY 12TH, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                                       Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,595.63

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          1,675       150,000      150,000      150,000        1,008        1,082        1,156            0            0
2          3,435       150,000      150,000      150,000        1,988        2,200        2,420          900        1,099
3          5,282       150,000      150,000      150,000        2,935        3,348        3,796        1,898        2,286
4          7,221       150,000      150,000      150,000        3,988        4,672        5,445        2,994        3,637
5          9,258       150,000      150,000      150,000        5,003        6,034        7,245        4,056        5,025
6         11,396       150,000      150,000      150,000        5,980        7,434        9,211        5,083        6,449
7         13,641       150,000      150,000      150,000        6,921        8,877       11,364        6,075        7,968
8         15,999       150,000      150,000      150,000        7,826       10,365       13,726        7,034        9,564
9         18,474       150,000      150,000      150,000        8,695       11,899       16,319        8,000       11,204
10        21,073       150,000      150,000      150,000        9,523       13,478       19,164        8,936       12,891
15        36,153       150,000      150,000      150,000       12,890       21,953       38,126       12,890       21,953
20        55,399       150,000      150,000      150,000       14,786       31,452       68,966       14,786       31,452


YEAR     12%
------------------------------------------------------------
1             0
2         1,306
3         2,707
4         4,364
5         6,164
6         8,194
7        10,455
8        12,925
9        15,624
10       18,577
15       38,126
20       68,966

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                      MARKETLIFE PRIOR TO JULY 12TH, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                                       Face Amount $150,000
Preferred, Non Smoker                                                      Annual Premium $1,595.63

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          1,675       150,000      150,000      150,000          521          580          639            0            0
2          3,435       150,000      150,000      150,000        1,000        1,150        1,307            0          112
3          5,282       150,000      150,000      150,000        1,435        1,707        2,006          488          744
4          7,221       150,000      150,000      150,000        2,251        2,689        3,191        1,361        1,773
5          9,258       150,000      150,000      150,000        3,012        3,672        4,455        2,185        2,805
6         11,396       150,000      150,000      150,000        3,715        4,652        5,803        2,954        3,834
7         13,641       150,000      150,000      150,000        4,358        5,625        7,241        3,666        4,857
8         15,999       150,000      150,000      150,000        4,933        6,584        8,773        4,315        5,866
9         18,474       150,000      150,000      150,000        5,438        7,524       10,403        4,896        6,857
10        21,073       150,000      150,000      150,000        5,870        8,442       12,144        5,410        7,855
15        36,153       150,000      150,000      150,000        6,986       12,709       23,044        6,986       12,709
20        55,399       150,000      150,000      150,000        5,646       15,610       38,944        5,646       15,610


YEAR     12%
---------------------------------------------------------------------
1             0
2           260
3         1,025
4         2,245
5         3,541
6         4,916
7         6,376
8         7,972
9         9,708
10       11,557
15       23,044
20       38,944

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                      MARKETLIFE PRIOR TO JULY 12TH, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                                         Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,968.75

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          2,067       150,000      150,000      150,000        1,275        1,368        1,460          122          209
2          4,238       150,000      150,000      150,000        2,508        2,772        3,048        1,389        1,637
3          6,517       150,000      150,000      150,000        3,701        4,218        4,780        2,618        3,104
4          8,910       150,000      150,000      150,000        4,996        5,853        6,823        3,942        4,747
5         11,423       150,000      150,000      150,000        6,237        7,528        9,045        5,216        6,430
6         14,061       150,000      150,000      150,000        7,433        9,252       11,477        6,449        8,158
7         16,831       150,000      150,000      150,000        8,581       11,026       14,138        7,636       10,005
8         19,740       150,000      150,000      150,000        9,687       12,858       17,060        8,783       11,945
9         22,794       150,000      150,000      150,000       10,747       14,746       20,269        9,940       13,939
10        26,001       150,000      150,000      150,000       11,745       16,679       23,783       11,046       15,980
15        44,607       150,000      150,000      150,000       15,875       27,186       47,430       15,875       27,186
20        68,354       150,000      150,000      150,000       17,400       38,317       85,734       17,400       38,317


YEAR     12%
------------------------------------------------------------------------------
1           295
2         1,896
3         3,632
4         5,659
5         7,856
6        10,348
7        13,117
8        16,147
9        19,462
10       23,084
15       47,430
20       85,734

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                       MARKETLIFE PRIOR TO JULY 12, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                                         Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,968.75

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------
1          2,067       150,000      150,000      150,000          716          790          865            0            0
2          4,238       150,000      150,000      150,000        1,367        1,560        1,764          316          497
3          6,517       150,000      150,000      150,000        1,951        2,306        2,695          973        1,307
4          8,910       150,000      150,000      150,000        2,894        3,464        4,117        1,966        2,502
5         11,423       150,000      150,000      150,000        3,757        4,608        5,619        2,885        3,685
6         14,061       150,000      150,000      150,000        4,533        5,729        7,203        3,723        4,847
7         16,831       150,000      150,000      150,000        5,213        6,815        8,869        4,470        5,976
8         19,740       150,000      150,000      150,000        5,786        7,853       10,614        5,116        7,059
9         22,794       150,000      150,000      150,000        6,240        8,830       12,438        5,650        8,084
10        26,001       150,000      150,000      150,000        6,566        9,731       14,340        6,064        9,039
15        44,607       150,000      150,000      150,000        5,964       12,656       25,163        5,964       12,656
20        68,354       150,000      150,000      150,000           68       10,803       38,350           68       10,803


YEAR     12%
---------------------------------------------------------------------------------------
1             0
2           689
3         1,672
4         3,115
5         4,635
6         6,232
7         7,906
8         9,701
9        11,631
10       13,641
15       25,163
20       38,350

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (Per Thousand of Stated Amount)

AGE      MALE      FEMALE
---     ------     ------
 0        2.80       2.42
 1        2.69       2.47
 2        2.59       2.48
 3        2.58       2.47
 4        2.58       2.47
 5        2.58       2.47
 6        2.58       2.47
 7        2.60       2.49
 8        2.62       2.52
 9        2.66       2.56
10        2.72       2.62
11        2.80       2.68
12        2.89       2.76
13        3.01       2.84
14        3.13       2.94
15        3.25       3.04
16        3.38       3.16
17        3.51       3.28
18        3.62       3.40
19        3.72       3.47
20        3.81       3.53
21        3.90       3.60
22        3.98       3.67
23        4.05       3.73
24        4.08       3.71
25        4.13       3.76
26        4.30       3.93
27        4.45       4.09
28        4.61       4.26
29        4.76       4.41
30        4.92       4.60
31        5.12       4.80
32        5.32       5.02
33        5.52       5.22
34        5.74       5.46
35        5.98       5.71
36        6.33       6.01
37        6.66       6.31
38        7.01       6.64
39        7.34       6.97
40        7.69       7.34
41        8.17       7.75
42        8.66       8.18
43        9.14       8.62
44        9.63       9.11
45       10.11       9.59
46       10.79      10.13
47       11.47      10.70

AGE      MALE      FEMALE
---     ------     ------
48       12.15      11.29
49       12.83      11.89
50       13.51      12.51
51       14.42      13.18
52       15.34      13.86
53       16.24      14.53
54       17.16      15.29
55       18.07      16.10
56       19.43      17.11
57       20.79      18.20
58       22.16      19.35
59       23.52      20.51
60       24.88      21.68
61       27.11      22.98
62       29.34      24.27
63       31.57      25.59
64       33.80      27.01
65       36.03      28.57
66       38.86      30.12
67       41.70      31.63
68       44.52      33.29
69       47.36      35.39
70       49.76      37.75
71       54.39      40.67
72       59.04      44.16
73       63.71      48.15
74       68.41      52.54
75       72.60      57.27
76       80.21      62.20
77       87.34      67.37
78       94.52      73.00
79      101.76      79.30
80      109.06      86.49
81      120.34      94.56
82      131.76     103.39
83      143.32     112.96
84      155.03     123.28
85      166.88     138.49
86      170.39     149.27
87      177.17     159.84
88      191.28     171.55
89      208.18     185.73
90      241.15     203.75
91      254.21     225.63
92      282.60     250.53
93      314.35     278.47
94      349.51     309.50

APPENDIX A -- ANNUAL MINIMUM PREMIUMS

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                         STATED AMOUNT
          -------------------------------------------
ISSUE       $50,000         $500,000       $1,000,000
 AGE      TO $499,999      TO $999,999     AND ABOVE
-----     ------------     -----------     ----------
   0           2.04            1.84            1.63
   1           2.04            1.84            1.63
   2           2.04            1.84            1.63
   3           2.04            1.84            1.63
   4           2.04            1.84            1.63
   5           2.19            1.97            1.75
   6           2.19            1.97            1.75
   7           2.21            1.99            1.77
   8           2.23            2.01            1.78
   9           2.26            2.03            1.81
  10           2.39            2.15            1.91
  11           2.46            2.21            1.97
  12           2.54            2.29            2.03
  13           2.65            2.39            2.12
  14           2.75            2.48            2.20
  15           2.76            2.48            2.21
  16           2.77            2.49            2.22
  17           2.79            2.51            2.23
  18           2.82            2.54            2.26
  19           2.90            2.61            2.32
  20           2.86            2.57            2.29
  21           2.93            2.64            2.34
  22           2.99            2.69            2.39
  23           3.04            2.74            2.43
  24           3.06            2.75            2.45
  25           3.08            2.77            2.46
  26           3.14            2.83            2.51
  27           3.25            2.93            2.60
  28           3.37            3.03            2.70
  29           3.47            3.12            2.78
  30           3.49            3.14            2.79
  31           3.64            3.28            2.91
  32           3.78            3.40            3.02

                         STATED AMOUNT
          -------------------------------------------
ISSUE       $50,000         $500,000       $1,000,000
 AGE      TO $499,999      TO $999,999     AND ABOVE
-----     ------------     -----------     ----------
  33           3.92            3.53            3.14
  34           4.08            3.67            3.26
  35           4.19            3.77            3.35
  36           4.43            3.99            3.54
  37           4.66            4.19            3.73
  38           4.91            4.42            3.93
  39           5.14            4.63            4.11
  40           5.69            5.12            4.55
  41           6.05            5.45            4.84
  42           6.41            5.77            5.13
  43           6.76            6.08            5.41
  44           7.13            6.42            5.70
  45           7.18            6.46            5.74
  46           7.66            6.89            6.13
  47           8.14            7.33            6.51
  48           8.63            7.77            6.90
  49           9.11            8.20            7.29
  50          10.00            9.00            8.00
  51          10.67            9.60            8.54
  52          11.35           10.22            9.06
  53          12.02           10.82            9.62
  54          12.70           11.43           10.16
  55          13.01           11.71           10.41
  56          13.99           12.69           11.19
  57          14.97           13.47           11.98
  58          15.96           14.36           12.77
  59          16.93           15.24           13.54
  60          17.91           16.12           14.33
  61          19.52           17.57           15.82
  62          21.12           19.01           16.90
  63          22.73           20.46           18.18
  64          24.34           21.91           19.47
  65+         25.40           22.85           20.32

APPENDIX B -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

                                 APPENDIX B(1)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                            Sales Charge Component*
                                  (First Year)

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          0.41            0.37           0.33
   1          0.41            0.37           0.33
   2          0.41            0.37           0.33
   3          0.41            0.37           0.33
   4          0.41            0.37           0.33
   5          0.44            0.39           0.35
   6          0.44            0.39           0.35
   7          0.44            0.40           0.35
   8          0.45            0.40           0.36
   9          0.45            0.41           0.36
  10          0.48            0.43           0.38
  11          0.49            0.44           0.39
  12          0.51            0.46           0.41
  13          0.53            0.48           0.42
  14          0.55            0.50           0.44
  15          0.55            0.50           0.44
  16          0.55            0.50           0.44
  17          0.56            0.50           0.45
  18          0.56            0.51           0.45
  19          0.58            0.52           0.46
  20          0.57            0.51           0.46
  21          0.59            0.53           0.47
  22          0.60            0.54           0.48
  23          0.61            0.55           0.49
  24          0.61            0.55           0.49
  25          0.62            0.54           0.48
  26          0.63            0.57           0.50
  27          0.65            0.59           0.52
  28          0.67            0.61           0.54
  29          0.69            0.62           0.56
  30          0.70            0.63           0.56
  31          0.73            0.66           0.58
  32          0.76            0.68           0.60

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.78            0.71           0.63
  34          0.82            0.73           0.65
  35          0.84            0.75           0.67
  36          0.89            0.80           0.71
  37          0.93            0.84           0.75
  38          0.98            0.88           0.79
  39          1.03            0.93           0.82
  40          1.14            1.02           0.91
  41          1.21            1.09           0.97
  42          1.28            1.15           1.03
  43          1.35            1.22           1.08
  44          1.43            1.28           1.14
  45          1.44            1.29           1.15
  46          1.53            1.38           1.23
  47          1.63            1.47           1.30
  48          1.73            1.55           1.38
  49          1.82            1.64           1.46
  50          2.00            1.80           1.60
  51          2.13            1.92           1.71
  52          2.27            2.04           1.82
  53          2.40            2.16           1.92
  54          2.54            2.29           2.03
  55          2.60            2.34           2.08
  56          2.80            2.52           2.24
  57          2.99            2.69           2.40
  58          3.19            2.87           2.55
  59          3.39            3.05           2.71
  60          3.58            3.22           2.87
  61          3.90            3.51           3.12
  62          4.22            3.80           3.38
  63          4.55            4.09           3.64
  64          4.87            4.38           3.89
  65+         5.08            4.57           4.06

*This is the sales charge portion of the Per Thousand of Stated Amount Surrender
 Charge. It equals 20% of the charge shown in Appendix B. It decreases 10% each year over the 10 year period.

APPENDIX B(1) -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE -- SALES CHARGE COMPONENT

                                 APPENDIX B(2)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                        Administrative Charge Component*
                                  (First Year)

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000         $500,000       $1,000,000
 AGE      TO $499,999      TO $999,999     AND ABOVE
-----     ------------     -----------     ---------
 0             1.63            1.47           1.30
 1             1.63            1.47           1.30
 2             1.63            1.47           1.30
 3             1.63            1.47           1.30
 4             1.63            1.47           1.30
 5             1.75            1.58           1.40
 6             1.75            1.58           1.40
 7             1.77            1.59           1.42
 8             1.78            1.61           1.42
 9             1.81            1.62           1.45
10             1.91            1.72           1.53
11             1.97            1.77           1.58
12             2.03            1.83           1.62
13             2.12            1.91           1.70
14             2.20            1.98           1.76
15             2.21            1.98           1.77
16             2.22            1.99           1.78
17             2.23            2.01           1.78
18             2.26            2.03           1.81
19             2.32            2.09           1.86
20             2.29            2.06           1.83
21             2.34            2.11           1.87
22             2.39            2.15           1.91
23             2.43            2.19           1.94
24             2.45            2.20           1.96
25             2.46            2.17           1.93
26             2.51            2.26           2.01
27             2.60            2.34           2.08
28             2.70            2.42           2.16
29             2.78            2.50           2.22
30             2.79            2.51           2.23
31             2.91            2.62           2.33
32             3.02            2.72           2.42

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000         $500,000       $1,000,000
 AGE      TO $499,999      TO $999,999     AND ABOVE
-----     ------------     -----------     ---------
33             3.14            2.82           2.51
34             3.26            2.94           2.61
35             3.35            3.02           2.68
36             3.54            3.19           2.83
37             3.73            3.35           2.98
38             3.93            3.54           3.14
39             4.11            3.70           3.29
40             4.55            4.10           3.64
41             4.84            4.36           3.87
42             5.13            4.62           4.10
43             5.41            4.86           4.33
44             5.70            5.14           4.56
45             5.74            5.17           4.59
46             6.13            5.51           4.90
47             6.51            5.86           5.21
48             6.90            6.22           5.52
49             7.29            6.56           5.83
50             8.00            7.20           6.40
51             8.54            7.68           6.83
52             9.08            8.18           7.26
53             9.62            8.66           7.70
54            10.16            9.14           8.13
55            10.41            9.37           8.33
56            11.19           10.07           8.95
57            11.98           10.78           9.58
58            12.77           11.49          10.22
59            13.54           12.19          10.83
60            14.33           12.90          11.46
61            15.62           14.06          12.50
62            16.90           15.21          13.52
63            18.18           16.37          14.54
64            19.47           17.53          15.58
65+           20.32           18.29          16.26

*This is the administrative portion of the Per Thousand of Stated Amount
 Surrender Charge. It equals 80% of the charge shown in Appendix B.

 APPENDIX B(2) -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE ADMINISTRATIVE CHARGE

                                   APPENDIX C
                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                  NON-SMOKERS

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $250,000       $1,000,000
 AGE      TO $249,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0
   1
   2
   3
   4
   5
   6
   7
   8
   9
  10
  11
  12
  13
  14
  15
  16
  17
  18
  19
  20          0.08            0.00           0.00
  21          0.08            0.00           0.00
  22          0.08            0.00           0.00
  23          0.08            0.00           0.00
  24          0.08            0.00           0.00
  25          0.08            0.00           0.00
  26          0.08            0.00           0.00
  27          0.08            0.00           0.00
  28          0.08            0.00           0.00
  29          0.08            0.00           0.00
  30          0.08            0.00           0.00
  31          0.08            0.00           0.00
  32          0.08            0.00           0.00

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $250,000       $1,000,000
 AGE      TO $249,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.08            0.00           0.00
  34          0.08            0.00           0.00
  35          0.08            0.00           0.00
  36          0.08            0.00           0.00
  37          0.08            0.00           0.00
  38          0.08            0.00           0.00
  39          0.08            0.00           0.00
  40          0.08            0.00           0.00
  41          0.08            0.00           0.00
  42          0.08            0.00           0.00
  43          0.08            0.00           0.00
  44          0.08            0.00           0.00
  45          0.08            0.00           0.00
  46          0.08            0.00           0.00
  47          0.09            0.00           0.00
  48          0.09            0.00           0.00
  49          0.10            0.00           0.00
  50          0.10            0.00           0.00
  51          0.11            0.00           0.00
  52          0.11            0.00           0.00
  53          0.12            0.00           0.00
  54          0.12            0.00           0.00
  55          0.12            0.00           0.00
  56          0.13            0.00           0.00
  57          0.13            0.00           0.00
  58          0.14            0.00           0.00
  59          0.14            0.00           0.00
  60          0.15            0.00           0.00
  61          0.15            0.00           0.00
  62          0.15            0.00           0.00
  63          0.15            0.00           0.00
  64          0.15            0.00           0.00
  65+         0.15            0.00           0.00

APPENDIX C -- CURRENT MONTHLY ADMINISTRATIVE CHARGE

                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                    SMOKERS

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          0.12            0.08           0.00
   1          0.12            0.08           0.00
   2          0.12            0.08           0.00
   3          0.12            0.08           0.00
   4          0.12            0.08           0.00
   5          0.12            0.08           0.00
   6          0.13            0.08           0.00
   7          0.14            0.08           0.00
   8          0.15            0.08           0.00
   9          0.16            0.08           0.00
  10          0.16            0.08           0.00
  11          0.16            0.08           0.00
  12          0.16            0.08           0.00
  13          0.16            0.08           0.00
  14          0.16            0.08           0.00
  15          0.16            0.08           0.00
  16          0.16            0.08           0.00
  17          0.16            0.08           0.00
  18          0.16            0.08           0.00
  19          0.16            0.08           0.00
  20          0.16            0.08           0.00
  21          0.16            0.08           0.00
  22          0.16            0.08           0.00
  23          0.16            0.08           0.00
  24          0.16            0.08           0.00
  25          0.16            0.08           0.00
  26          0.16            0.09           0.00
  27          0.17            0.09           0.00
  28          0.17            0.09           0.00
  29          0.18            0.09           0.00
  30          0.18            0.09           0.00
  31          0.18            0.09           0.00
  32          0.18            0.09           0.00

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.19            0.09           0.00
  34          0.19            0.09           0.00
  35          0.19            0.09           0.00
  36          0.20            0.09           0.00
  37          0.21            0.10           0.00
  38          0.22            0.10           0.00
  39          0.23            0.10           0.00
  40          0.23            0.10           0.00
  41          0.24            0.10           0.00
  42          0.24            0.10           0.00
  43          0.24            0.10           0.00
  44          0.24            0.10           0.00
  45          0.24            0.10           0.00
  46          0.25            0.11           0.00
  47          0.26            0.11           0.00
  48          0.27            0.11           0.00
  49          0.28            0.11           0.00
  50          0.29            0.15           0.00
  51          0.30            0.15           0.00
  52          0.32            0.15           0.00
  53          0.33            0.15           0.00
  54          0.34            0.15           0.00
  55          0.35            0.15           0.00
  56          0.35            0.15           0.00
  57          0.35            0.15           0.00
  58          0.36            0.15           0.00
  59          0.36            0.15           0.00
  60          0.36            0.15           0.00
  61          0.38            0.15           0.00
  62          0.38            0.15           0.00
  63          0.38            0.15           0.00
  64          0.39            0.15           0.00
  65+         0.39            0.15           0.00

                                 APPENDIX C(1)
                    GUARANTEED MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                            SMOKERS AND NON-SMOKERS

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          0.16            0.08           0.00
   1          0.16            0.08           0.00
   2          0.16            0.08           0.00
   3          0.16            0.08           0.00
   4          0.16            0.08           0.00
   5          0.16            0.08           0.00
   6          0.16            0.08           0.00
   7          0.16            0.08           0.00
   8          0.16            0.08           0.00
   9          0.16            0.08           0.00
  10          0.16            0.08           0.00
  11          0.16            0.08           0.00
  12          0.16            0.08           0.00
  13          0.16            0.08           0.00
  14          0.16            0.08           0.00
  15          0.16            0.08           0.00
  16          0.16            0.08           0.00
  17          0.16            0.08           0.00
  18          0.16            0.08           0.00
  19          0.16            0.08           0.00
  20          0.16            0.08           0.00
  21          0.16            0.08           0.00
  22          0.16            0.08           0.00
  23          0.16            0.08           0.00
  24          0.16            0.08           0.00
  25          0.16            0.08           0.00
  26          0.16            0.09           0.00
  27          0.17            0.09           0.00
  28          0.17            0.09           0.00
  29          0.18            0.09           0.00
  30          0.18            0.09           0.00
  31          0.18            0.09           0.00
  32          0.18            0.09           0.00

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.19            0.09           0.00
  34          0.19            0.09           0.00
  35          0.19            0.09           0.00
  36          0.20            0.09           0.00
  37          0.21            0.10           0.00
  38          0.22            0.10           0.00
  39          0.23            0.10           0.00
  40          0.23            0.10           0.00
  41          0.24            0.10           0.00
  42          0.24            0.10           0.00
  43          0.24            0.10           0.00
  44          0.24            0.10           0.00
  45          0.24            0.10           0.00
  46          0.25            0.11           0.00
  47          0.26            0.11           0.00
  48          0.27            0.11           0.00
  49          0.28            0.11           0.00
  50          0.29            0.15           0.00
  51          0.30            0.15           0.00
  52          0.32            0.15           0.00
  53          0.33            0.15           0.00
  54          0.34            0.15           0.00
  55          0.35            0.15           0.00
  56          0.35            0.15           0.00
  57          0.35            0.15           0.00
  58          0.36            0.15           0.00
  59          0.36            0.15           0.00
  60          0.36            0.15           0.00
  61          0.38            0.15           0.00
  62          0.38            0.15           0.00
  63          0.38            0.15           0.00
  64          0.39            0.15           0.00
  65+         0.39            0.15           0.00

APPENDIX C(1) -- GUARANTEED MONTHLY ADMINISTRATIVE CHARGE

                             THE TRAVELERS FUND UL
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996




ASSETS:
 Investments in eligible funds at market value:
   Travelers Variable Products Funds, 3,387,399 shares (cost $11,411,884)....................    $   11,689,865
   Templeton Variable Products Series Fund, 377,415 shares (cost $6,924,784).................         8,108,807
   Fidelity's Variable Insurance Products Fund, 631,630 shares (cost $12,378,462)............        13,685,999
   Fidelity's Variable Insurance Products Fund II, 196,802 shares (cost $2,877,764)..........         3,331,861
   Dreyfus Stock Index Fund, 76,029 shares (cost $1,438,393).................................         1,541,862
   American Odyssey Funds, Inc., 33,784 shares (cost $465,098)...............................           453,672
   Travelers Series Fund Inc., 181,817 shares (cost $2,408,698)..............................         2,549,196
   Smith Barney Series Fund, 24,578 shares (cost $353,913)...................................           386,615
                                                                                                 --------------
     Total Investments (cost $38,258,996)....................................................                       $  41,747,877

 RECEIVABLES:
  Dividends..................................................................................                             654,921
  Premium payments and transfers from other Travelers accounts...............................                               8,762
 Other assets................................................................................                                 144
                                                                                                                    -------------

     Total Assets............................................................................                          42,411,704
                                                                                                                    -------------
LIABILITIES:
  Payable for contract surrenders and transfers to other Travelers accounts..................                               9,293
  Accrued liabilities........................................................................                              78,362
                                                                                                                    -------------

      Total Liabilities......................................................................                              87,655
                                                                                                                    -------------

NET ASSETS:                                                                                                         $  42,324,049
                                                                                                                    =============



                       See Notes to Financial Statements

                             THE TRAVELERS FUND UL
                          FOR VARIABLE LIFE INSURANCE

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
 Dividends....................................................                       $   2,057,986

EXPENSES:
 Insurance charges............................................   $     192,440
 Administrative charges.......................................           6,926
                                                                 -------------
  Total expenses..............................................                             199,366
                                                                                     -------------

   Net investment income......................................                           1,858,620
                                                                                     -------------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
  INVESTMENTS:
 Realized gain from investment transactions:
 Proceeds from investments sold...............................      10,760,279
 Cost of investments sold.....................................      10,228,004
                                                                 -------------
  Net realized gain...........................................                             532,275

 Change in unrealized gain on investments:
  Unrealized gain at December 31, 1995........................       1,954,404
  Unrealized gain at December 31, 1996........................       3,488,881
                                                                 -------------
   Net change in unrealized gain for the year.................                           1,534,477
                                                                                     -------------

    Net realized gain and change in unrealized gain...........                           2,066,752
                                                                                     -------------

 Net increase in net assets resulting from operations.........                       $   3,925,372
                                                                                     =============

                       See Notes to Financial Statements

                             THE TRAVELERS FUND UL
                          FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995





                                                                                          1996                   1995
                                                                                          ----                   ----
OPERATIONS:
 Net investment income.........................................................   $      1,858,620       $          232,605
 Net realized gain from investment transactions................................            532,275                  150,979
 Net change in unrealized gain (loss) on investments...........................          1,534,477                2,034,336
                                                                                  ----------------       ------------------

  Net increase in net assets resulting from operations.........................          3,925,372                2,417,920
                                                                                  ----------------       ------------------

UNIT TRANSACTIONS:
 Participant premium payments
  (applicable to 15,169,725 and 10,466,712 units, respectively)................         21,543,041               12,301,017
 Participant transfers from other Travelers accounts
  (applicable to 10,670,706 and 4,576,712 units, respectively).................         14,576,672                5,501,026
 Contract surrenders
  (applicable to 3,002,978 and 1,594,372 units, respectively)..................         (4,214,910)              (1,932,840)
 Participant transfers to other Travelers accounts
  (applicable to 9,824,019 and 3,881,875 units, respectively)..................        (14,195,827)              (5,170,119)
 Other payments to participants
  (applicable to 1,265 units)..................................................                  -                   (1,498)
                                                                                  ----------------       ------------------

    Net increase in net assets resulting from unit transactions................         17,708,976               10,697,586
                                                                                  ----------------       ------------------

     Net increase in net assets................................................         21,634,348               13,115,506

NET ASSETS:
 Beginning of year.............................................................         20,689,701                7,574,195
                                                                                  ----------------       ------------------

 End of year...................................................................   $     42,324,049       $       20,689,701
                                                                                  ================       ==================

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS



1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Fund UL for Variable Life Insurance ("Fund UL") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable life insurance contracts issued by The Travelers. Fund UL is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Travelers interest in the net assets of Fund UL was $3,159,262 at December 31, 1996.

    Participant premium payments applied to Fund UL are invested in one or more eligible funds in accordance with the selection made by the owner. As of December 31, 1996, the eligible funds available under Fund UL are: Managed Assets Trust; High Yield Bond Trust; Capital Appreciation Fund; Cash Income Trust; U.S. Government Securities Portfolio, Utilities Portfolio, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; Alliance Growth Portfolio, Smith Barney Income and Growth Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of the Travelers Series Fund Inc. (formerly Smith Barney/Travelers Series Fund Inc.); the Total Return Portfolio of the Smith Barney Series Fund (all of which are managed by affiliates of The Travelers); Templeton Bond Fund, Templeton Stock Fund and Templeton Asset Allocation Fund of Templeton Variable Products Series Fund; High Income Portfolio, Growth Portfolio and Equity-Income Portfolio of Fidelity's Variable Insurance Products Fund; Asset Manager Portfolio of Fidelity's Variable Insurance Products Fund II; and Dreyfus Stock Index Fund. All of the funds are Massachusetts business trusts, except for Travelers Series Fund Inc. and Dreyfus Stock Index Fund which are incorporated under Maryland law. Not all funds are available in all states.

    Effective July 12, 1995, the following funds were no longer available to new contract owners under Fund UL. These funds are: American Odyssey Core Equity Fund, American Odyssey Emerging Opportunities Fund, American Odyssey International Equity Fund, American Odyssey Long-Term Bond Fund, American Odyssey Intermediate-Term Bond Fund and American Odyssey Short-Term Bond Fund of American Odyssey Funds, Inc.

    The following is a summary of significant accounting policies consistently followed by Fund UL in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    FEDERAL INCOME TAXES. The operations of Fund UL form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL. Fund UL is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.


2.  INVESTMENTS

    Purchases and sales of investments aggregated $30,119,571 and $10,760,279, respectively, for the year ended December 31, 1996. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $38,258,996 at December 31, 1996. Gross unrealized appreciation for all investments at December 31, 1996 was $3,570,789. Gross unrealized depreciation for all investments at December 31, 1996 was $81,908.

3.  CONTRACT CHARGES

    Insurance charges and administrative charges up to a maximum of 0.80% and 0.10%, respectively, of the average net assets of Fund UL on an annual basis, are allowed for mortality and expense risks and administrative expenses assumed by The Travelers. For Price I contracts (all InVest Contracts and MarketLife Contracts issued prior to July 12, 1995, and MarketLife Contracts issued on or after July 12, 1995 where state approval for Enhanced MarketLife was not approved), the insurance charges were 0.60% and the administrative charges were waived by The Travelers for the year ended December 31, 1996. For Price II contracts (all MarketLife Contracts issued on or after July 12, 1995, where state approval has been received), the insurance charges are 0.80% for the first fifteen policy years, and 0.45% thereafter. The administrative charges for these contracts are 0.10% for the first fifteen policy years and 0% thereafter.

    The Travelers receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). The Travelers received $106,276 and $23,577 in satisfaction of such contingent surrender charges for the years ended December 31, 1996 and 1995, respectively.


4.  NET CONTRACT OWNERS' EQUITY


                                                                  DECEMBER 31, 1996
                                                   --------------------------------------------------
                                                                           UNIT              NET
                                                     UNITS                VALUE             ASSETS
                                                     -----                -----             ------
Travelers Variable Products Series Fund
  Managed Assets Trust
     Price I..................................      608,767         $        2.231   $      1,358,063
     Price II.................................      130,601                  2.221            290,111
  High Yield Bond Trust
     Price I..................................      148,199                  2.170            321,636
  Capital Appreciation Fund
     Price I..................................      902,679                  2.162          1,951,566
     Price II.................................      657,729                  2.153          1,415,937
  Cash Income Trust
     Price I..................................      354,388                  1.485            526,438
     Price II.................................    1,517,957                  1.479          2,245,306
  U.S. Government Securities Portfolio
     Price I..................................      136,245                  1.161            158,203
     Price II.................................      491,615                  1.156            568,412
  Utilities Portfolio
     Price I..................................       70,217                  1.363             95,692
     Price II.................................       27,805                  1.357             37,732
  Zero Coupon Bond Fund Portfolio Series 1998
     Price I..................................    1,000,000                  1.058          1,057,712
     Price II.................................       14,502                  1.054             15,283
  Zero Coupon Bond Fund Portfolio Series 2000
     Price I..................................    1,000,000                  1.052          1,051,780
     Price II.................................        3,545                  1.048              3,714
  Zero Coupon Bond Fund Portfolio Series 2005
     Price I..................................    1,082,794                  1.050          1,136,685
     Price II.................................       50,556                  1.046             52,877

4.  NET CONTRACT OWNERS' EQUITY (CONTINUED)


                                                                            UNIT              NET
                                                    UNITS                  VALUE             ASSETS
                                                    -----                  -----             ------
Templeton Variable Products Series Fund
     Price I..................................      126,772          $       1.170     $      148,317
     Price II.................................      122,984                  1.165            143,274

  Templeton Stock Fund
     Price I..................................    2,447,759                  1.454          3,559,687
     Price II.................................      930,912                  1.448          1,348,031

  Templeton Asset Allocation Fund
     Price I..................................    1,674,567                  1.363          2,281,602
     Price II.................................      427,705                  1.357            580,268

Fidelity's Variable Insurance Products Fund

  High Income Portfolio
     Price I..................................      843,627                  1.296          1,092,962
     Price II.................................      965,612                  1.290          1,245,679

  Growth Portfolio
     Price I..................................    2,549,547                  1.498          3,819,863
     Price II.................................    1,586,792                  1.492          2,367,256

  Equity-Income Portfolio
     Price I..................................    2,044,165                  1.556          3,180,219
     Price II.................................    1,265,744                  1.549          1,960,792

Fidelity's Variable Insurance Products Fund

  Asset Manager Portfolio
     Price I..................................    2,452,548                  1.217          2,985,524
     Price II.................................      281,887                  1.212            341,686

Dreyfus Stock Index Fund
     Price I..................................      344,866                  1.667            574,846
     Price II.................................      595,425                  1.660            988,279

American Odyssey Funds, Inc.

  American Odyssey Core Equity Fund
     Price I..................................       34,187                  1.693             57,892

  American Odyssey Emerging Opportunities Fund
     Price I..................................      191,470                  1.373            262,801

  American Odyssey International Equity Fund
     Price I..................................       76,225                  1.348            102,744

  American Odyssey Long-Term Bond Fund
     Price I..................................       44,927                  1.226             55,085

  American Odyssey Intermediate-Term Bond Fund
     Price I..................................          833                  1.091                909

  American Odyssey Short-Term Bond Fund
     Price I..................................        2,640                  1.145              3,022

4.  NET CONTRACT OWNERS' EQUITY (CONTINUED)




                                                                             UNIT              NET
                                                     UNITS                  VALUE             ASSETS
                                                     -----                  -----             ------
Travelers Series Fund Inc.
  Alliance Growth Portfolio
     Price I...............................         130,486          $       1.342   $        175,052
     Price II..............................         757,945                  1.336          1,012,628

  Smith Barney Income and Growth Portfolio
     Price I...............................           9,830                  1.271             12,496
     Price II..............................         174,833                  1.267            221,449

  Smith Barney High Income Portfolio
     Price I...............................          15,538                  1.117             17,352
     Price II..............................         123,317                  1.113            137,306

  MFS Total Return Portfolio
     Price I...............................         101,119                  1.237            125,113
     Price II..............................         216,413                  1.232            266,690

  AIM Capital Appreciation Portfolio
     Price I...............................          67,039                  1.061             71,142
     Price II..............................         481,897                  1.059            510,097

Smith Barney Series Fund
  Total Return Portfolio
     Price I...............................          24,849                  1.291             32,071
     Price II..............................         275,810                  1.286            354,768
                                                                                     ----------------

Net Contract Owners' Equity........................................................  $     42,324,049
                                                                                     ================

5. STATEMENT OF INVESTMENTS


INVESTMENT OPTIONS                                                     NO. OF          MARKET
                                                                       SHARES          VALUE
                                                                    -------------    ------------
 TRAVELERS VARIABLE PRODUCTS FUNDS (28.0%)
  Managed Assets Trust (Cost $1,477,114)                                 101,887     $  1,526,268
  High Yield Bond Trust (Cost $293,704)                                   34,310          291,293
  Capital Appreciation Fund (Cost $2,855,389)                             85,280        3,131,484
  Cash Income Trust (Cost $2,776,262)                                  2,776,262        2,776,262
  U.S. Government Securities Portfolio (Cost $717,654)                    63,026          684,459
  Utilities Portfolio (Cost $125,795)                                     10,014          122,374
  Zero Coupon Bond Fund Portfolio Series 1998 (Cost $1,019,678)          101,906        1,018,037
  Zero Coupon Bond Fund Portfolio Series 2000 (Cost $1,008,505)          100,818        1,004,146
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $1,137,783)          113,896        1,135,542
                                                                    -------------    ------------
   Total (Cost $11,411,884)                                            3,387,399       11,689,865
                                                                    -------------    ------------

 TEMPLETON VARIABLE PRODUCTS SERIES FUND (19.4%)
  Templeton Bond Fund (Cost $273,039)                                     25,074          291,615
  Templeton Stock Fund (Cost $4,259,103)                                 216,580        4,955,356
  Templeton Asset Allocation Fund (Cost $2,392,642)                      135,761        2,861,836
                                                                    -------------    ------------
   Total (Cost $6,924,784)                                               377,415        8,108,807
                                                                    -------------    ------------

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (32.8%)
  High Income Portfolio (Cost $2,252,911)                                188,689        2,362,383
  Growth Portfolio (Cost $5,544,492)                                     198,672        6,186,639
  Equity-Income Portfolio (Cost $4,581,059)                              244,269        5,136,977
                                                                    -------------    ------------
   Total (Cost $12,378,462)                                              631,630       13,685,999
                                                                    -------------    ------------

 FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (8.0%)
  Asset Manager Portfolio (Cost $2,877,764)
   Total (Cost $2,877,764)                                               196,802        3,331,861
                                                                    -------------    ------------

 DREYFUS STOCK INDEX FUND (3.7%)
   Total (Cost $1,438,393)                                                76,029        1,541,862
                                                                    -------------    ------------

 AMERICAN ODYSSEY FUNDS, INC. (1.1%)
  American Odyssey Core Equity Fund (Cost $45,780)                         3,530           54,675
  American Odyssey Emerging Opportunities Fund (Cost $274,840)            18,070          242,503
  American Odyssey International Equity Fund (Cost $85,978)                6,651          100,297
  American Odyssey Long-Term Bond Fund (Cost $54,634)                      5,164           52,417
  American Odyssey Intermediate-Term Bond Fund (Cost $885)                    84              862
  American Odyssey Short-Term Bond Fund (Cost $2,981)                        285            2,918
                                                                    -------------    ------------
   Total (Cost $465,098)                                                  33,784          453,672
                                                                    -------------    ------------

 TRAVELERS SERIES FUND INC. (6.1%)
  Alliance Growth Portfolio (Cost $1,090,207)                             70,764        1,187,419
  Smith Barney Income and Growth Portfolio (Cost $229,998)                15,536          233,966
  Smith Barney High Income Portfolio (Cost $150,861)                      13,064          154,680
  MFS Total Return Portfolio (Cost $373,597)                              29,752          391,838
  AIM Capital Appreciation Portfolio (Cost $564,035)                      52,701          581,293
                                                                    -------------    ------------
   Total (Cost $2,408,698)                                               181,817        2,549,196
                                                                    -------------    ------------

 SMITH BARNEY SERIES FUND (0.9%)
  Total Return Portfolio (Cost $353,913)
   Total (Cost $353,913)                                                  24,578          386,615
                                                                    -------------    ------------

TOTAL INVESTMENT OPTIONS (100%)
 (Cost $38,258,996)                                                                  $ 41,747,877
                                                                                     ============

                      THIS PAGE INTENTIONALLY LEFT BLANK.

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                               MANAGED ASSETS TRUST                 HIGH YIELD BOND TRUST
                                                             --------------------------        ------------------------------
                                                                 1996           1995                 1996             1995
                                                                 ----           ----                 ----             ----
INVESTMENT INCOME:
Dividends.............................................       $   212,189  $      40,936        $      58,484  $        18,822
                                                             -----------  -------------        -------------  ---------------
EXPENSES:
Insurance charges.....................................             9,244          5,330                1,710            1,571
Administrative charges................................               266              3                    -                -
                                                             -----------  -------------        -------------  ---------------
      Net investment income (loss)....................           202,679         35,603               56,774           17,251
                                                             -----------  -------------        -------------  ---------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold....................           398,836        376,022              266,166           77,846
    Cost of investments sold..........................           355,102        359,634              261,596           81,477
                                                             -----------  -------------        -------------  ---------------

      Net realized gain (loss)........................            43,734         16,388                4,570           (3,631)
                                                             -----------  -------------        -------------  ---------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year..........           113,258        (39,140)              16,476           (4,540)
    Unrealized gain (loss) end of year................            49,154        113,258               (2,411)          16,476
                                                             -----------  -------------        -------------  ---------------

      Net change in unrealized gain (loss) for the year          (64,104)       152,398              (18,887)          21,016
                                                             -----------  -------------        -------------  ---------------

Net increase (decrease) in net assets
      resulting from operations.......................           182,309        204,389               42,457           34,636
                                                             -----------  -------------        -------------  ---------------



UNIT TRANSACTIONS:
Participant premium payments..........................           385,858        252,223               59,862           97,670
Participant transfers from other Travelers accounts...           446,005        206,853              210,756            8,164
Contract surrenders...................................          (197,168)      (213,318)             (49,202)         (63,621)
Participant transfers to other Travelers accounts.....          (363,218)       (80,934)            (225,122)         (24,590)
Other payments to participants........................                 -              -                    -                -
                                                             -----------  -------------        -------------  ---------------

    Net increase (decrease) in net assets resulting
      from unit transactions..........................           271,477        164,824               (3,706)          17,623
                                                             -----------  -------------        -------------  ---------------

      Net increase in net assets......................           453,786        369,213               38,751           52,259



NET ASSETS:
    Beginning of year.................................         1,194,388        825,175              282,885          230,626
                                                             -----------  -------------        -------------  ---------------

    End of year.......................................       $ 1,648,174  $   1,194,388        $     321,636  $       282,885
                                                             ===========  =============        =============  ===============

                                                                CAPITAL APPRECIATION FUND
                                                             ------------------------------
                                                                  1996              1995
                                                                  ----              ----
INVESTMENT INCOME:
Dividends.............................................       $    326,576  $          2,760
                                                             ------------  ----------------
EXPENSES:
Insurance charges.....................................             12,964             4,395
Administrative charges................................                456                 8
                                                             ------------  ----------------
      Net investment income (loss)....................            313,156            (1,643)
                                                             ------------  ----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold....................            141,019            96,468
    Cost of investments sold..........................             97,726            81,467
                                                             ------------  ----------------

      Net realized gain (loss)........................             43,293            15,001
                                                             ------------  ----------------


Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year..........            177,890            (3,117)
    Unrealized gain (loss) end of year................            276,095           177,890
                                                             ------------  ----------------

      Net change in unrealized gain (loss) for the year            98,205           181,007
                                                             ------------  ----------------

Net increase (decrease) in net assets
      resulting from operations.......................            454,654           194,365
                                                             ------------  ----------------



UNIT TRANSACTIONS:
Participant premium payments..........................            845,776           329,154
Participant transfers from other Travelers accounts...          1,273,217           407,754
Contract surrenders...................................           (250,675)         (126,174)
Participant transfers to other Travelers accounts.....           (124,142)          (29,551)
Other payments to participants........................                  -              (324)
                                                             ------------  ----------------

    Net increase (decrease) in net assets resulting
      from unit transactions..........................          1,744,176           580,859
                                                             ------------  ----------------

      Net increase in net assets......................          2,198,830           775,224



NET ASSETS:
    Beginning of year.................................          1,168,673           393,449
                                                             ------------  ----------------

    End of year.......................................       $  3,367,503  $      1,168,673
                                                             ============  ================

                                                                                                          ZERO COUPON BOND
                                            U.S. GOVERNMENT                                                FUND PORTFOLIO
    CASH INCOME TRUST                    SECURITIES PORTFOLIO           UTILITIES PORTFOLIO                  SERIES 1998
---------------------------------    ---------------------------   ----------------------------   ---------------------------------
           1996             1995             1996           1995             1996          1995              1996             1995
           ----             ----             ----           ----             ----          ----              ----             -----

$        90,366   $       51,414     $     58,279   $      6,396    $      13,790   $        57     $      67,102  $             -
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------

         15,944            7,336            1,660            776              688           200             6,251            1,346
          1,351               70              100              2               23             1                 6                -
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------
         73,071           44,008           56,519          5,618           13,079          (144)           60,845           (1,346)
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------



      6,855,752        3,122,783           45,082         43,281           42,674        22,221             6,286            1,261
      6,855,752        3,122,783           43,606         42,077           37,280        20,300             6,135            1,246
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------

              -                -            1,476          1,204            5,394         1,921               151               15
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------


              -                -           19,739           (680)           7,329            (1)           24,969                -
              -                -          (33,195)        19,739           (3,421)        7,329            (1,641)          24,969
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------

              -                -          (52,934)        20,419          (10,750)        7,330           (26,610)          24,969
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------


         73,071           44,008            5,061         27,241            7,723         9,107            34,386           23,638
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------




     11,879,168        3,808,981           92,662         52,081           79,509        30,285                 -        1,000,000
      1,603,195          809,577          513,975         29,366           25,144        43,375            15,174                -
     (1,023,100)        (209,087)         (32,101)       (17,273)         (16,313)       (5,130)             (203)               -
    (11,441,681)      (3,996,433)         (20,458)       (32,113)         (33,120)       (9,529)                -                -
              -                -                -              -                -             -                 -                -
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------


      1,017,582          413,038          554,078         32,061           55,220        59,001            14,971        1,000,000
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------

      1,090,653          457,046          559,139         59,302           62,943        68,108            49,357        1,023,638




      1,681,091        1,224,045          167,476        108,174           70,481         2,373         1,023,638                -
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------

$     2,771,744   $    1,681,091     $    726,615   $    167,476    $     133,424   $    70,481     $   1,072,995  $     1,023,638
================   ==============     ============   ============   =============   ===========     =============  ===============

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)



                                                                     ZERO COUPON BOND               ZERO COUPON BOND
                                                                      FUND PORTFOLIO                 FUND PORTFOLIO
                                                                       SERIES 2000                    SERIES 2005
                                                           ---------------------------------  ----------------------------
                                                                   1996            1995             1996         1995
                                                                   ----            ----             ----         ----
INVESTMENT INCOME:
Dividends................................................  $         63,651  $            -   $       66,990  $         -
                                                           ----------------- ---------------  --------------- ------------

EXPENSES:
Insurance charges........................................             6,171           1,341            6,538        1,346
Administrative charges...................................                 2               -               26            -
                                                           ----------------- ---------------  --------------- ------------
      Net investment income (loss).......................            57,478          (1,341)          60,426       (1,346)
                                                           ----------------- ---------------  --------------- ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.......................             6,328           1,257           22,857        1,190
    Cost of investments sold.............................             6,227           1,241           23,410        1,171
                                                           ----------------- ---------------  --------------- ------------

      Net realized gain (loss)...........................               101              16             (553)          19
                                                           ----------------- ---------------  --------------- ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.............            30,962               -           47,983            -
    Unrealized gain (loss) end of year...................            (4,359)         30,962           (2,241)      47,983
                                                           ----------------- ---------------  --------------- ------------

      Net change in unrealized gain (loss) for the year..           (35,321)         30,962          (50,224)      47,983
                                                           ----------------- ---------------  --------------- ------------

Net increase (decrease) in net assets
      resulting from operations..........................            22,258          29,637            9,649       46,656
                                                           ----------------- ---------------  --------------- ------------



UNIT TRANSACTIONS:
Participant premium payments.............................             1,303       1,000,000            3,937    1,003,016
Participant transfers from other Travelers accounts......             2,571               -          143,245            -
Contract surrenders......................................              (275)              -           (1,804)         (39)
Participant transfers to other Travelers accounts........                 -               -          (15,098)           -
Other payments to participants...........................                 -               -                -            -
                                                           ----------------- ---------------  --------------- ------------

    Net increase (decrease) in net assets resulting
      from unit transactions.............................             3,599       1,000,000          130,280    1,002,977
                                                           ----------------- ---------------  --------------- ------------

      Net increase in net assets.........................            25,857       1,029,637          139,929    1,049,633



NET ASSETS:
    Beginning of year....................................         1,029,637               -        1,049,633            -
                                                           ----------------- ---------------  --------------- ------------

    End of year..........................................  $      1,055,494  $    1,029,637   $    1,189,562  $ 1,049,633
                                                           ================= ===============  =============== ============




                                                               TEMPLETON BOND FUND
                                                             -------------------------
                                                                1996         1995
                                                                ----         ----
INVESTMENT INCOME:
Dividends................................................    $    18,730  $     5,066
                                                             ------------ ------------

EXPENSES:
Insurance charges........................................          1,415          813
Administrative charges...................................             68            -
                                                             ------------ ------------
      Net investment income (loss).......................         17,247        4,253
                                                             ------------ ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.......................        155,886       62,279
    Cost of investments sold.............................        160,115       59,015
                                                             ------------ ------------

      Net realized gain (loss)...........................         (4,229)       3,264
                                                             ------------ ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.............         10,933          332
    Unrealized gain (loss) end of year...................         18,576       10,933
                                                             ------------ ------------

      Net change in unrealized gain (loss) for the year..          7,643       10,601
                                                             ------------ ------------

Net increase (decrease) in net assets
      resulting from operations..........................         20,661       18,118
                                                             ------------ ------------



UNIT TRANSACTIONS:
Participant premium payments.............................        129,705      105,490
Participant transfers from other Travelers accounts......        140,133       23,219
Contract surrenders......................................        (37,867)     (20,727)
Participant transfers to other Travelers accounts........       (110,954)     (49,818)
Other payments to participants...........................              -            -
                                                             ------------ ------------

    Net increase (decrease) in net assets resulting
      from unit transactions.............................        121,017       58,164
                                                             ------------ ------------

      Net increase in net assets.........................        141,678       76,282



NET ASSETS:
    Beginning of year....................................        149,913       73,631
                                                             ------------ ------------

    End of year..........................................    $   291,591  $   149,913
                                                             ============ ============

                                         TEMPLETON ASSET                FIDELITY'S HIGH
     TEMPLETON STOCK FUND                ALLOCATION FUND                INCOME PORTFOLIO       FIDELITY'S GROWTH PORTFOLIO
------------------------------  -------------------------------  ----------------------------  ----------------------------
      1996           1995             1996            1995           1996           1995           1996          1995
      ----           ----             ----            ----           ----           ----           ----          ----
$      275,458  $      19,051   $      100,257  $       26,362   $     79,896  $      19,756   $    212,219  $      4,488
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------

        22,487          9,643           13,519           7,988          8,457          2,933         28,119         9,674
           636             11              228               9            346              9          1,081            20
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------
       252,335          9,397           86,510          18,365         71,093         16,814        183,019        (5,206)
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------




       427,910        207,815          251,298         107,532        394,532         48,286        290,824       181,771
       355,680        187,264          208,598          97,472        359,601         45,475        199,573       149,497
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------

        72,230         20,551           42,700          10,060         34,931          2,811         91,251        32,274
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------


       293,901        (19,006)         221,298         (10,005)        57,063           (924)       382,429        30,533
       696,253        293,901          469,194         221,298        109,472         57,063        642,147       382,429
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------

       402,352        312,907          247,896         231,303         52,409         57,987        259,718       351,896
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------


       726,917        342,855          377,106         259,728        158,433         77,612        533,988       378,964
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------




     1,321,382        895,929          644,082         619,275        527,622        317,211      2,089,604       902,843
     1,213,990        812,982          446,075         222,974      1,226,656        271,515      1,889,484     1,043,981
      (483,098)      (268,346)        (235,094)       (157,512)      (201,035)       (83,202)      (640,080)     (277,564)
      (282,267)      (186,328)        (144,347)        (84,478)      (172,976)       (36,291)      (317,899)     (155,582)
             -           (370)               -            (365)             -           (439)             -             -
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------


     1,770,007      1,253,867          710,716         599,894      1,380,267        468,794      3,021,109     1,513,678
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------

     2,496,924      1,596,722        1,087,822         859,622      1,538,700        546,406      3,555,097     1,892,642




     2,410,794        814,072        1,774,048         914,426        799,941        253,535      2,632,022       739,380
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------

$    4,907,718  $   2,410,794   $    2,861,870  $    1,774,048   $  2,338,641  $     799,941   $  6,187,119  $  2,632,022
=============== ==============  =============== ===============  ============= ==============  ============= =============

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)



                                                                  FIDELITY'S EQUITY-                        FIDELITY'S ASSET
                                                                   INCOME PORTFOLIO                         MANAGER PORTFOLIO
                                                           --------------------------------     -----------------------------------
                                                               1996            1995                   1996             1995
                                                               ----            ----                   ----             ----
INVESTMENT INCOME:
Dividends................................................  $       109,635  $       57,205      $         159,369  $        32,170
                                                           ---------------- ---------------     ------------------ ----------------

EXPENSES:
Insurance charges........................................           22,379           7,158                 17,144           11,730
Administrative charges...................................              811               -                    161                4
                                                           ---------------- ---------------     ------------------ ----------------
      Net investment income (loss).......................           86,445          50,047                142,064           20,436
                                                           ---------------- ---------------     ------------------ ----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.......................          400,773         129,546                246,699          357,375
    Cost of investments sold.............................          317,023         106,630                224,032          348,343
                                                           ---------------- ---------------     ------------------ ----------------

      Net realized gain (loss)...........................           83,750          22,916                 22,667            9,032
                                                           ---------------- ---------------     ------------------ ----------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.............          260,001            (795)               244,927          (31,871)
    Unrealized gain (loss) end of year...................          555,918         260,001                454,097          244,927
                                                           ---------------- ---------------     ------------------ ----------------

      Net change in unrealized gain (loss) for the year..          295,917         260,796                209,170          276,798
                                                           ---------------- ---------------     ------------------ ----------------

Net increase (decrease) in net assets
      resulting from operations..........................          466,112         333,759                373,901          306,266
                                                           ---------------- ---------------     ------------------ ----------------



UNIT TRANSACTIONS:
Participant premium payments.............................        1,546,355         745,361                819,279          807,194
Participant transfers from other Travelers accounts......        1,927,954         762,957                265,125          466,673
Contract surrenders......................................         (479,487)       (172,156)              (311,604)        (263,503)
Participant transfers to other Travelers accounts........         (385,897)        (99,376)              (200,709)        (341,312)
Other payments to participants...........................                -               -                      -                -
                                                           ---------------- ---------------     ------------------ ----------------

    Net increase (decrease) in net assets resulting
      from unit transactions.............................        2,608,925       1,236,786                572,091          669,052
                                                           ---------------- ---------------     ------------------ ----------------

      Net increase in net assets.........................        3,075,037       1,570,545                945,992          975,318



NET ASSETS:
    Beginning of year....................................        2,065,974         495,429              2,381,218        1,405,900
                                                           ---------------- ---------------     ------------------ ----------------

    End of year..........................................  $     5,141,011  $    2,065,974      $       3,327,210  $     2,381,218
                                                           ================ ===============     ================== ================



                                                                    DREYFUS STOCK INDEX FUND
                                                           -----------------------------------------
                                                                    1996                1995
                                                                    ----                ----
INVESTMENT INCOME:
Dividends................................................  $             38,450  $            6,430
                                                           --------------------- -------------------

EXPENSES:
Insurance charges........................................                 4,900                 949
Administrative charges...................................                   288                   9
                                                           --------------------- -------------------
      Net investment income (loss).......................                33,262               5,472
                                                           --------------------- -------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.......................               198,684              29,459
    Cost of investments sold.............................               154,606              23,404
                                                           --------------------- -------------------

      Net realized gain (loss)...........................                44,078               6,055
                                                           --------------------- -------------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.............                32,788                (201)
    Unrealized gain (loss) end of year...................               103,469              32,788
                                                           --------------------- -------------------

      Net change in unrealized gain (loss) for the year..                70,681              32,989
                                                           --------------------- -------------------

Net increase (decrease) in net assets
      resulting from operations..........................               148,021              44,516
                                                           --------------------- -------------------



UNIT TRANSACTIONS:
Participant premium payments.............................               331,313             162,950
Participant transfers from other Travelers accounts......               923,999             104,338
Contract surrenders......................................              (103,195)            (23,466)
Participant transfers to other Travelers accounts........               (70,708)             (2,423)
Other payments to participants...........................                     -                   -
                                                           --------------------- -------------------

    Net increase (decrease) in net assets resulting
      from unit transactions.............................             1,081,409             241,399
                                                           --------------------- -------------------

      Net increase in net assets.........................             1,229,430             285,915



NET ASSETS:
    Beginning of year....................................               333,695              47,780
                                                           --------------------- -------------------

    End of year..........................................  $          1,563,125  $          333,695
                                                           ===================== ===================

                                     AMERICAN ODYSSEY               AMERICAN ODYSSEY
      AMERICAN ODYSSEY            EMERGING OPPORTUNITIES         INTERNATIONAL EQUITY            AMERICAN ODYSSEY
      CORE EQUITY FUND                     FUND                           FUND                  LONG-TERM BOND FUND
-----------------------------  -----------------------------  ------------------------------  ---------------------------
     1996          1995            1996           1995             1996           1995             1996        1995
     ----          ----            ----           ----             ----           ----             ----        ----
$        3,238  $      1,960   $      20,349  $       9,047   $        2,488  $         626   $        2,672  $    3,134
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------

           312           126           1,563            670              520            270              273         102
             -             -               -              -                -              -                -           -
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------
         2,926         1,834          18,786          8,377            1,968            356            2,399       3,032
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------




         9,229         8,482          41,345         37,648           20,513         29,695            9,682      13,624
         7,518         7,288          33,380         29,526           16,197         27,426            9,981      12,319
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------

         1,711         1,194           7,965          8,122            4,316          2,269             (299)      1,305
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------


         3,143            (2)          4,288            625            3,676         (1,033)          (1,341)       (106)
         8,895         3,143         (32,337)         4,288           14,319          3,676           (2,217)     (1,341)
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------

         5,752         3,145         (36,625)         3,663           10,643          4,709             (876)     (1,235)
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------


        10,389         6,173          (9,874)        20,162           16,927          7,334            1,224       3,102
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------




        10,768         3,391          93,912         93,588           30,054         26,719           26,241      19,931
         3,481        37,760           9,776        118,650           16,031         30,284                -      24,193
        (4,419)       (1,806)        (29,021)       (16,696)         (12,104)        (7,735)          (5,072)     (3,415)
        (6,488)       (1,536)        (25,343)       (18,006)         (13,400)        (5,985)          (5,423)    (11,434)
             -             -               -              -                -              -                -           -
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------


         3,342        37,809          49,324        177,536           20,581         43,283           15,746      29,275
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------

        13,731        43,982          39,450        197,698           37,508         50,617           16,970      32,377




        44,161           179         223,351         25,653           65,236         14,619           38,115       5,738
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------

$       57,892  $     44,161   $     262,801  $     223,351   $      102,744  $      65,236   $       55,085  $   38,115
=============== =============  ============== ==============  =============== ==============  =============== ===========

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)



                                                                AMERICAN ODYSSEY
                                                                INTERMEDIATE-TERM                     AMERICAN ODYSSEY
                                                                   BOND FUND                        SHORT-TERM BOND FUND
                                                         ------------------------------------  --------------------------------
                                                            1996                1995              1996              1995
                                                            ----                ----              ----              ----
INVESTMENT INCOME:
Dividends..............................................  $            48  $               20   $         104  $            111
                                                         ---------------- -------------------  -------------- -----------------

EXPENSES:
Insurance charges......................................                4                   1              16                12
Administrative charges.................................                -                   -               -                 -
                                                         ---------------- -------------------  -------------- -----------------
      Net investment income (loss).....................               44                  19              88                99
                                                         ---------------- -------------------  -------------- -----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.....................                -                   -             213             4,486
    Cost of investments sold...........................                -                   -             214             4,330
                                                         ---------------- -------------------  -------------- -----------------

      Net realized gain (loss).........................                -                   -              (1)              156
                                                         ---------------- -------------------  -------------- -----------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year...........               (6)                  -             (68)               (1)
    Unrealized gain (loss) end of year.................              (23)                 (6)            (63)              (68)
                                                         ---------------- -------------------  -------------- -----------------

      Net change in unrealized gain (loss) for the year              (17)                 (6)              5               (67)
                                                         ---------------- -------------------  -------------- -----------------

Net increase (decrease) in net assets
      resulting from operations........................               27                  13              92               188
                                                         ---------------- -------------------  -------------- -----------------


UNIT TRANSACTIONS:
Participant premium payments...........................              631                 408             841             3,744
Participant transfers from other Travelers accounts....                -                  44               -             2,961
Contract surrenders....................................             (124)                (81)           (244)             (516)
Participant transfers to other Travelers accounts......                -                  (9)              -            (4,055)
Other payments to participants.........................                -                   -               -                 -
                                                         ---------------- -------------------  -------------- -----------------

    Net increase (decrease) in net assets resulting
      from unit transactions...........................              507                 362             597             2,134
                                                         ---------------- -------------------  -------------- -----------------

      Net increase in net assets.......................              534                 375             689             2,322



NET ASSETS:
    Beginning of year..................................              375                   -           2,333                11
                                                         ---------------- -------------------  -------------- -----------------

    End of year........................................  $           909  $              375   $       3,022  $          2,333
                                                         ================ ===================  ============== =================




                                                            ALLIANCE GROWTH PORTFOLIO
                                                          ----------------------------
                                                               1996          1995
                                                               ----          ----
INVESTMENT INCOME:
Dividends..............................................   $      43,645  $        620
                                                          -------------- -------------

EXPENSES:
Insurance charges......................................           4,173            14
Administrative charges.................................             461             1
                                                          -------------- -------------
      Net investment income (loss).....................          39,011           605
                                                          -------------- -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.....................         138,394           284
    Cost of investments sold...........................         126,677           275
                                                          -------------- -------------

      Net realized gain (loss).........................          11,717             9
                                                          -------------- -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year...........            (310)            -
    Unrealized gain (loss) end of year.................          97,212          (310)
                                                          -------------- -------------

      Net change in unrealized gain (loss) for the year          97,522          (310)
                                                          -------------- -------------

Net increase (decrease) in net assets
      resulting from operations........................         148,250           304
                                                          -------------- -------------


UNIT TRANSACTIONS:
Participant premium payments...........................         264,719         6,840
Participant transfers from other Travelers accounts....         805,494        14,239
Contract surrenders....................................         (44,856)         (568)
Participant transfers to other Travelers accounts......          (6,667)          (75)
Other payments to participants.........................               -             -
                                                          -------------- -------------

    Net increase (decrease) in net assets resulting
      from unit transactions...........................       1,018,690        20,436
                                                          -------------- -------------

      Net increase in net assets.......................       1,166,940        20,740



NET ASSETS:
    Beginning of year..................................          20,740             -
                                                          -------------- -------------

    End of year........................................   $   1,187,680  $     20,740
                                                          ============== =============

     SMITH BARNEY INCOME              SMITH BARNEY HIGH                                                 AIM CAPITAL
     AND GROWTH PORTFOLIO             INCOME PORTFOLIO           MFS TOTAL RETURN PORTFOLIO       APPRECIATION PORTFOLIO
------------------------------  -----------------------------  -----------------------------  ---------------------------
     1996           1995            1996           1995              1996         1995            1996         1995
     ----           ----            ----           ----              ----         ----            ----         ----
$        5,295  $          20   $       8,808  $           -   $        13,265  $     2,147   $         580  $         -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------

           664              1           1,201              -             1,350          124           1,435            -
            78              -             142              -               102            1             142            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------
         4,553             19           7,465              -            11,813        2,022            (997)           -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------




        56,203             35         142,661              -            27,195          593         104,593            -
        52,019             33         138,333              -            24,139          569         101,291            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------

         4,184              2           4,328              -             3,056           24           3,302            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------


            (1)             -               -              -             3,089            -               -            -
         3,968             (1)          3,819              -            18,241        3,089          17,258            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------

         3,969             (1)          3,819              -            15,152        3,089          17,258            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------


        12,706             20          15,612              -            30,021        5,135          19,563            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------




        11,790            301          16,643              -           103,152       14,644         181,988            -
       220,262          1,052         265,754              -           205,454       57,736         474,076            -
        (8,726)          (138)         (5,991)             -           (12,783)        (705)        (16,100)           -
        (3,243)           (79)       (137,360)             -           (10,669)        (182)        (78,288)           -
             -              -               -              -                 -            -               -            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------


       220,083          1,136         139,046              -           285,154       71,493         561,676            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------

       232,789          1,156         154,658              -           315,175       76,628         581,239            -




         1,156              -               -              -            76,628            -               -            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------

$      233,945  $       1,156   $     154,658  $           -   $       391,803  $    76,628   $     581,239  $         -
=============== ==============  ============== ==============  ================ ============  ============== ============

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)



                                                               TOTAL RETURN PORTFOLIO                   COMBINED
                                                            ----------------------------  --------------------------------------
                                                               1996           1995                 1996               1995
                                                               ----           -----                ----               ----
INVESTMENT INCOME:
Dividends.................................................  $      6,053  $           5   $        2,057,986  $         308,603
                                                            ------------- --------------  ------------------- ------------------

EXPENSES:
Insurance charges.........................................         1,339              1              192,440             75,850
Administrative charges....................................           152              -                6,926                148
                                                            ------------- --------------  ------------------- ------------------
      Net investment income (loss)........................         4,562              4            1,858,620            232,605
                                                            ------------- --------------  ------------------- ------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold........................        58,645             53           10,760,279          4,961,292
    Cost of investments sold..............................        52,193             51           10,228,004          4,810,313
                                                            ------------- --------------  ------------------- ------------------

      Net realized gain (loss)............................         6,452              2              532,275            150,979
                                                            ------------- --------------  ------------------- ------------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year..............           (12)             -            1,954,404            (79,932)
    Unrealized gain (loss) end of year....................        32,702            (12)           3,488,881          1,954,404
                                                            ------------- --------------  ------------------- ------------------

      Net change in unrealized gain (loss) for the year...        32,714            (12)           1,534,477          2,034,336
                                                            ------------- --------------  ------------------- ------------------

Net increase (decrease) in net assets
      resulting from operations...........................        43,728             (6)           3,925,372          2,417,920
                                                            ------------- --------------  ------------------- ------------------



UNIT TRANSACTIONS:
Participant premium payments..............................        44,885          1,788           21,543,041         12,301,017
Participant transfers from other Travelers accounts.......       309,646            379           14,576,672          5,501,026
Contract surrenders.......................................       (13,169)           (62)          (4,214,910)        (1,932,840)
Participant transfers to other Travelers accounts.........          (350)             -          (14,195,827)        (5,170,119)
Other payments to participants............................             -              -                    -             (1,498)
                                                            ------------- --------------  ------------------- ------------------

    Net increase (decrease) in net assets resulting
      from unit transactions..............................       341,012          2,105           17,708,976         10,697,586
                                                            ------------- --------------  ------------------- ------------------

      Net increase in net assets..........................       384,740          2,099           21,634,348         13,115,506



NET ASSETS:
    Beginning of year.....................................         2,099              -           20,689,701          7,574,195
                                                            ------------- --------------  ------------------- ------------------

    End of year...........................................  $    386,839  $       2,099   $       42,324,049  $      20,689,701
                                                            ============= ==============  =================== ==================

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Owners of Variable Life Insurance Contracts of
   The Travelers Fund UL for Variable Life Insurance:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL for Variable Life Insurance as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1996, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL for Variable Life Insurance as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 7, 1997

                          Independent Auditors' Report



The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                   /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 17, 1997

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS


---------------------------------------------------------------------------------------------------
(for the year ended December 31, in millions)                       1996         1995          1994
---------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $1,379       $1,496       $ 1,492
Net investment income                                              1,887        1,824         1,702
Realized investment gains                                             65          106            13
Other                                                                298          221           199
---------------------------------------------------------------------------------------------------
         Total revenues                                            3,629        3,647         3,406
---------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                              1,163        1,185         1,216
Interest credited to contractholders                                 830          967           961
Amortization of deferred acquisition costs and
   value of insurance in force                                       281          290           281
Other operating expenses                                             380          368           351
---------------------------------------------------------------------------------------------------
         Total benefits and expenses                               2,654        2,810         2,809
---------------------------------------------------------------------------------------------------

Income from continuing operations before
   federal income taxes                                              975          837           597
---------------------------------------------------------------------------------------------------

Federal income taxes:
  Current expense (benefit)                                          284          233           (96)
  Deferred                                                            58           57           307
---------------------------------------------------------------------------------------------------
         Total federal income taxes                                  342          290           211
---------------------------------------------------------------------------------------------------

Income from continuing operations                                    633          547           386

Discontinued operations, net of income taxes
   Income from operations (net of taxes of $0, $18 and $83)           --           72           150
   Gain on disposition (net of taxes of $14, $68 and $18)             26          131             9
---------------------------------------------------------------------------------------------------
         Income from discontinued operations                          26          203           159
---------------------------------------------------------------------------------------------------

Net income                                                           659          750           545
Retained earnings beginning of year                                2,312        1,562         1,017
Dividends to parent                                                  500           --            --
---------------------------------------------------------------------------------------------------
Retained earnings end of year                                     $2,471       $2,312       $ 1,562
---------------------------------------------------------------------------------------------------





                See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

-------------------------------------------------------------------------------------------------------
(at December 31, in millions)                                                        1996          1995
-------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost, $18,515; $18,187)       $18,846       $18,842
Equity securities, at fair value (cost, $325; $182)                                   332           224
Mortgage loans                                                                      2,883         3,626
Real estate held for sale, net of accumulated depreciation of $0; $9                  297           293
Policy loans                                                                        1,910         1,888
Short-term securities                                                                 891         1,554
Other investments                                                                   1,235           874
-------------------------------------------------------------------------------------------------------
         Total investments                                                         26,394        27,301
-------------------------------------------------------------------------------------------------------
Cash                                                                                   74            73
Investment income accrued                                                             343           338
Premium balances receivable                                                           105           107
Reinsurance recoverables                                                            3,858         4,107
Deferred acquisition costs and value of insurance in force                          2,133         1,962
Separate and variable accounts                                                      9,023         6,949
Other assets                                                                        1,043         1,464
-------------------------------------------------------------------------------------------------------
         Total assets                                                             $42,973       $42,301
-------------------------------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                                              $13,693       $14,525
Future policy benefits                                                             11,450        11,783
Policy and contract claims                                                            536           571
Separate and variable accounts                                                      8,948         6,916
Commercial paper                                                                       50            73
Deferred federal income taxes                                                          57            32
Other liabilities                                                                   1,911         2,173
-------------------------------------------------------------------------------------------------------
         Total liabilities                                                         36,645        36,073
-------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million
 shares authorized, issued and outstanding                                            100           100
Additional paid-in capital                                                          3,170         3,134
Retained earnings                                                                   2,471         2,312
Unrealized investment gains, net of taxes                                             587           682
-------------------------------------------------------------------------------------------------------
         Total shareholder's equity                                                 6,328         6,228
-------------------------------------------------------------------------------------------------------

         Total liabilities and shareholder's equity                               $42,973       $42,301
-------------------------------------------------------------------------------------------------------



                See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           Increase (Decrease) in Cash

----------------------------------------------------------------------------------------------------------
(for the year ended December 31, in millions)                          1996            1995           1994
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Premiums collected                                               $  1,387        $  1,346        $ 1,394
  Net investment income received                                      1,910           1,855          1,719
  Other revenues received (expense paid)                                131              90             (2)
  Benefits and claims paid                                           (1,060)           (846)        (1,115)
  Interest credited to contractholders                                 (820)           (960)          (868)
  Operating expenses paid                                              (343)           (615)          (536)
  Income taxes paid                                                    (328)            (63)           (27)
  Other                                                                 (70)           (137)           (81)
----------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                         807             670            484
      Net cash provided by (used in) discontinued operations           (350)           (596)           233
----------------------------------------------------------------------------------------------------------
      Net cash provided by operations                                   457              74            717
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities of investments
    Fixed maturities                                                  1,928           1,974          2,528
    Mortgage loans                                                      917             680          1,266
  Proceeds from sales of investments
    Fixed maturities                                                  9,101           6,773          1,316
    Equity securities                                                   479             379            357
    Mortgage loans                                                      178             704            546
    Real estate held for sale                                           210             253            728
  Purchases of investments
    Fixed maturities                                                (11,556)        (10,748)        (4,594)
    Equity securities                                                  (594)           (305)          (340)
    Mortgage loans                                                     (470)           (144)          (102)
  Policy loans, net                                                     (23)           (325)          (193)
  Short-term securities, (purchases) sales, net                         498             291           (367)
  Other investments, (purchases) sales, net                            (137)           (267)          (299)
  Securities transactions in course of settlement                       (52)            258             24
  Net cash provided by (used in) investing activities of
    discontinued operations                                             348           1,425           (261)
----------------------------------------------------------------------------------------------------------
      Net cash provided by investing activities                         827             948            609
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance (redemption) of short-term debt, net                         (23)             (1)            73
  Contractholder fund deposits                                        2,493           2,705          1,951
  Contractholder fund withdrawals                                    (3,262)         (3,755)        (3,357)
  Dividends to parent company                                          (500)             --             --
  Return of capital to parent company                                    --              --            (23)
  Net cash provided by financing activities
    of discontinued operations                                           --              --             84
 Other                                                                    9              --             (2)
----------------------------------------------------------------------------------------------------------
      Net cash used in financing activities                          (1,283)         (1,051)        (1,274)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                    $      1        $    (29)       $    52
----------------------------------------------------------------------------------------------------------
Cash at December 31                                                $     74        $     73        $   102
----------------------------------------------------------------------------------------------------------


                 See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.     NATURE OF OPERATIONS

       The Travelers Insurance Company and Subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI). TIGI is an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group), a financial services holding company engaged, through its subsidiaries, principally in four business segments: (i) Investment Services; (ii) Consumer Finance Services; (iii) Property & Casualty Insurance Services; and (iv) Life Insurance Services (through the Company). The periodic reports of Travelers Group provide additional business and financial information concerning that company and its consolidated subsidiaries.

       The Company principally operates through two major business units within its Life Insurance Services segment:

       - TRAVELERS LIFE AND ANNUITY offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans. These products are primarily marketed through The Copeland Companies (Copeland), an indirect, wholly owned subsidiary of the Company, the Financial Consultants of Smith Barney Inc., an affiliate of the Company, and a core group of approximately 500 independent agencies. The Company's Corporate and Other Segment was absorbed into Travelers Life and Annuity during the second quarter of 1996.

       - PRIMERICA LIFE INSURANCE offers individual life products, primarily term insurance, to consumers through a nationwide sales force of more than 86,000 full and part-time independent representatives.

       The Company sold group life and health insurance through its Managed Care and Employee Benefits Operations segment (MCEBO) through 1994. See Note 4.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Significant accounting policies used in the preparation of the accompanying financial statements follow.

       Basis of presentation

       The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are: The Travelers Life and Annuity Company (TLAC), and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

       As discussed in Note 4 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife) and also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and through that date had been accounted for on the equity method. The Company's discontinued operations reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from the sales of these businesses. All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's MCEBO segment in 1994. MCEBO marketed group life and health insurance, managed health care programs and administrative services associated with employee benefit plans.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life Insurance Company (Transport Life). Immediately prior to this distribution, the Company distributed Transport Life, an indirect wholly owned subsidiary of the Company, to TIGI, as a return of capital.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

       As more fully described in Note 4, all of the operations comprising MCEBO are presented as a discontinued operation and, accordingly, prior year amounts have been restated.

       Certain prior year amounts have been reclassified to conform with the 1996 presentation.

       Investments

       Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are valued based upon quoted market prices, or if quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

       Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

       Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1996 and 1995.

       Real estate held for sale is carried at the lower of cost or fair value less estimated costs to sell. Fair value of foreclosed properties is established at time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other acceptable techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1996 and 1995.

       Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

       Derivative Financial Instruments

       The Company uses derivative financial instruments, including financial futures contracts, equity options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

       Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

       Forward contracts, equity options, and interest rate swaps and caps were not significant at December 31, 1996 and 1995. Information concerning derivative financial instruments is included in Note 8.

       Investment Gains and Losses

       Realized investment gains and losses are included as a component of pretax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

       Policy Loans

       Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

       Deferred Acquisition Costs and Value of Insurance in Force

       Costs of acquiring individual life insurance, annuities and health business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and guaranteed renewable health contracts, including long-term care, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 10- to 25-year amortization period is used; for guaranteed renewable health, a 10- to 20-year period, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.

       Separate and Variable Accounts

       Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

       Goodwill

       Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value, which in the view of management, would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

       Contractholder Funds

       Contractholder funds represent receipts from the issuance of universal life, pension investment and certain deferred annuity contracts. Contractholder Fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 8.6%.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Future Policy Benefits

       Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

       Permitted Statutory Accounting Practices

       The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of those states. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

       Premiums

       Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

       Other Revenues

       Other revenues include surrender, mortality and administrative charges and fees as earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets and operations other than realized investment gains and losses and revenues of non-insurance subsidiaries.

       Interest Credited to Contractholders

       Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Federal Income Taxes

       The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

       Future Application of Accounting Standards

       In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 125 (FAS 125), "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". FAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued FAS 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. The adoption of the provisions of this statement effective January 1, 1997 will not have a material impact on results of operations, financial condition or liquidity and the Company is currently evaluating the impact of the provisions whose effective date has been delayed until January 1, 1998.

3.     CHANGES IN ACCOUNTING PRINCIPLES

       Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of

       Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires that long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's results of operations, financial condition, or liquidity.

       Accounting for Stock-Based Compensation

       The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. In October 1995, the Financial Accounting Standards Board issued

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


3.     CHANGES IN ACCOUNTING PRINCIPLES, Continued

       Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options. Had the Company applied FAS 123 in accounting for stock options, net income would have been reduced by $2.8 million and $1.3 million in 1996 and 1995, respectively.

       Accounting by Creditors for Impairment of a Loan

       Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," and Statement of Financial Accounting Standards No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," which describe how impaired loans should be measured when determining the amount of a loan loss accrual. These statements amended existing guidance on the measurement of restructured loans in a troubled debt restructuring involving a modification of terms. Their adoption did not have a material impact on the Company's results of operations, financial condition, or liquidity.

4.     DISPOSITIONS AND DISCONTINUED OPERATIONS

       In December 1994, the Company and its affiliates sold their group dental insurance business to MetLife for $52 million and recognized a gain of $9 million net of taxes. On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and recognized in the first quarter of 1995 a gain of $20 million net of taxes. In connection with the sale, the Company ceded 100% of its risks in the group life and related businesses to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, equal to the statutory reserves and other liabilities transferred.

       On January 3, 1995, the Company and MetLife and certain of their affiliates, formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction. Upon formation of the joint venture, the Company owned 42% of the outstanding capital stock of MetraHealth, TIGI owned 8% and the other 50% was owned by MetLife and its affiliates. In March 1995, MetraHealth acquired HealthSpring, Inc. for common stock of MetraHealth resulting in a reduction in the participation of the Company and TIGI, and MetLife in the MetraHealth venture to 48.25% each. As the medical insurance business of the Company came due for renewal, the risks were transferred to MetraHealth and the related operating results for this medical insurance business were reported by the Company in 1995 as part of discontinued operations.

       On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation and through that date had accounted for its interest in MetraHealth on the equity method. Gross proceeds to the Company in 1995 were $708 million in cash recognizing a gain of $111 million after-tax. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


4.     DISPOSITIONS AND DISCONTINUED OPERATIONS, Continued

       All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's MCEBO segment in 1994. The Company's discontinued operations in 1996 and 1995 reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from sales of these businesses. Revenues from discontinued operations for the years ended December 31, 1996, 1995 and 1994 amounted to $85.6 million, $1.2 billion and $3.3 billion, respectively. The assets and liabilities of the discontinued operations have not been segregated in the consolidated balance sheet as of December 31, 1996 and 1995. The assets and liabilities of the discontinued operations consist primarily of investments and insurance-related assets and liabilities. At December 31, 1996, these assets and liabilities each amounted to $180 million. At December 31, 1995, these assets and liabilities each amounted to $1.8 billion.

       In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life. Immediately prior to this distribution, the Company distributed Transport, an indirect, wholly owned subsidiary of the Company, to TIGI, as a return of capital, resulting in a reduction in additional paid-in capital of $334 million. The results of Transport through September 1995 are included in income from continuing operations.

5.     COMMERCIAL PAPER AND LINES OF CREDIT

       The Company issues commercial paper directly to investors and had $50 million outstanding at December 31, 1996. The Company maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. Interest expense related to the commercial paper was not significant in 1996.

       Travelers Group, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Travelers Group) and the Company have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Travelers Group, CCC or the Company. The Company's participation in this agreement is limited to $250 million. The revolving credit facility consists of a five-year revolving credit facility which expires in 2001. At December 31, 1996, $100 million was allocated to the Company. Under this facility the Company is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1996, the Company was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1996 and 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


6.     REINSURANCE

       The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured. Since June 1994, the Company is reinsuring its life insurance risks via first dollar quota share treaties on an 80%/20% basis. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies which vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

       The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, Travelers Property Casualty Corp. (TAP).

       A summary of reinsurance financial data reflected within the consolidated statement of operations and retained earnings is presented below (in millions):

-------------------------------------------------------------------------------
                                             1996           1995           1994
-------------------------------------------------------------------------------
Written Premiums:
   Direct                                 $ 1,982        $ 2,166        $ 2,153

   Assumed from:
      Non-affiliated companies                  5             --             --

   Ceded to:
      Affiliated companies                   (284)          (374)          (358)
      Non-affiliated companies               (309)          (302)          (306)
-------------------------------------------------------------------------------
   Total net written premiums             $ 1,394        $ 1,490        $ 1,489
-------------------------------------------------------------------------------


Earned Premiums:
   Direct                                 $ 1,897        $ 2,067        $ 2,301

   Assumed from:
      Non-affiliated companies                  5             --             --

   Ceded to:
      Affiliated companies                   (219)          (283)          (384)
      Non-affiliated companies               (315)          (298)          (305)
-------------------------------------------------------------------------------
   Total  net earned premiums             $ 1,368        $ 1,486        $ 1,612
-------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


6.     REINSURANCE, Continued

       Reinsurance recoverables at December 31, include amounts recoverable on unpaid and paid losses and were as follows (in millions):

--------------------------------------------------------------------------------
                                                             1996           1995
--------------------------------------------------------------------------------
Reinsurance Recoverables:
   Life and accident and health business:
      Non-affiliated companies                             $1,497         $1,744

   Property-casualty business:
      Affiliated companies                                  2,361          2,363
--------------------------------------------------------------------------------

   Total  Reinsurance Recoverables                         $3,858         $4,107
================================================================================

       Total reinsurance recoverables at December 31, 1996 and 1995 include $720 million and $929 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses. See Note 4.

7.     SHAREHOLDER'S EQUITY

       Additional Paid-In Capital

       The increase of $36 million in additional paid-in capital during 1996 is due primarily to contributions of non-insurance subsidiaries from TIGI.

       Unrealized Investment Gains (Losses)

       An analysis of the change in unrealized gains and losses on investments is shown in Note 15.

       Shareholder's Equity and Dividend Availability

       The Company's statutory net income, which includes all insurance subsidiaries, was $656 million, $235 million and $100 million for the years ended December 31, 1996, 1995 and 1994, respectively.

       The Company's statutory capital and surplus was $3,442 million and $3,197 million at December 31, 1996 and 1995, respectively.

       The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $507 million is available in 1997 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.

       In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8.     DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL
       INSTRUMENTS

       Derivative Financial Instruments

       The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

       These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

       The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

       The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

       Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

       At December 31, 1996 and 1995, the Company held financial futures contracts with notional amounts of $169 million and $68 million, respectively, and a deferred gain of $1 million and a deferred loss of $.2 million, respectively. Total gains from financial futures of $2 million were deferred at December 31, 1996. These deferred gains, which relate to anticipated investment purchases and investment product sales expected to occur by the end of the second quarter of 1997, are reported as other liabilities. At December 31, 1996 and 1995, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

       The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1996 and 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, Continued

       The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gives the Company the right to receive payments if interest rates exceed specific levels at specific dates. The premium of $2 million paid for this instrument is being amortized over its life. The interest rate cap asset is reported at fair value which is $1 million at December 31, 1996.

       Financial Instruments with Off-Balance Sheet Risk

       In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1996 and 1995.

       Fair Value of Certain Financial Instruments

       The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments which are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

       At December 31, 1996 and 1995, investments in fixed maturities had a carrying value and a fair value of $18.8 billion. See Note 15.

       At December 31, 1996, mortgage loans had a carrying value of $2.9 billion, which approximated fair value, compared with a carrying value of $3.6 billion, which approximated fair value at December 31, 1995. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

       The carrying values of $154 million and $647 million of financial instruments classified as other assets approximated their fair values at December 31, 1996 and 1995, respectively. The carrying values of $825 million and $1.3 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 1996 and 1995, respectively. Fair value is determined using various methods including discounted cash flows, as appropriate for the various financial instruments.

       At December 31, 1996, contractholder funds with defined maturities had a carrying value of $1.7 billion and a fair value of $1.7 billion, compared with a carrying value of $2.4 billion and a fair value of $2.5 billion at December 31, 1995. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $9.1 billion and a fair value of $8.8 billion at December 31, 1996, compared with a carrying value of $9.3 billion and a fair value of $9.0 billion at December 31, 1995. These contracts generally are valued at surrender value.

       The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $1.1 billion and $1.1 billion, respectively, at December 31, 1996, compared with a carrying value and a fair value of $1.5 billion and $1.6 billion, respectively, at December 31, 1995. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $1.0 billion and $.9 billion, respectively, at December 31, 1996, compared with a carrying value and a fair value of $1.5 billion and $1.4 billion, respectively, at December 31, 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, Continued

       The carrying values of cash, short-term securities, investment income accrued and commercial paper approximated their fair values.

       The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

9.     COMMITMENTS AND CONTINGENCIES

       Financial Instruments with Off-Balance Sheet Risk

       See Note 8 for a discussion of financial instruments with off-balance sheet risk.

       Litigation

       The Company is a defendant or codefendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1996, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

10.    BENEFIT PLANS

       Pension Plans

       The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Travelers Group covering the majority of Travelers Group's U.S. employees. Benefits for the qualified plan are based on an account balance formula. Under this formula, each employee's accrued benefit can be expressed as an account that is credited with amounts based upon the employee's pay, length of service and a specified interest rate, all subject to a minimum benefit level. This plan is funded in accordance with the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code.

       The Company also participates in a nonqualified, noncontributory defined benefit pension plan sponsored by an affiliate covering the majority of the Company's U.S. employees. Contributions are based on benefits paid.

       The Company's share of net pension expense was not significant for 1996, 1995 and 1994.

       Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1996, 1995 and 1994.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


10.    BENEFIT PLANS, Continued

       Other Benefit Plans

       In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees through a plan sponsored by TIGI. Retirees may elect certain prepaid health care benefit plans. Life insurance benefits are generally set at a fixed amount. Beginning January 1, 1996, these plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. The cost recognized by the Company for these benefits represents its allocated share of the total costs of the plan, net of retiree contributions. The Company's share of the total cost of the plan for 1996, 1995 and 1994 was not significant.

       401(K) Savings Plan

       Under the savings, investment and stock ownership plan available to substantially all employees of TIGI, the Company matches a portion of employee contributions. Effective April 1, 1993, the match decreased from 100% to 50% of an employee's first 5% contribution and a variable match based on the profitability of TIGI and its subsidiaries was added through December 31, 1995. Effective January 1, 1996, the match remained at 50% of an employee's first 5% contribution with a maximum of $1,000. Effective January 1, 1997, employee contributions will be matched with Travelers Group stock options. The Company's matching obligation was not significant in 1996, 1995 and 1994.

11.    RELATED PARTY TRANSACTIONS

       The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by the Company. Settlements for these payments between the Company and its affiliates are made regularly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

       An affiliate maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1996 and 1995, the pool totaled approximately $2.9 billion and $2.2 billion, respectively. The Company's share of the pool amounted to $196 million and $1.4 billion at December 31, 1996 and 1995, respectively, and is included in short-term securities in the consolidated balance sheet.

       The Company sells structured settlement annuities to TAP in connection with the settlement of certain policyholder obligations. Such deposits were $40 million, $38 million and $39 million for 1996, 1995 and 1994, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



11.    RELATED PARTY TRANSACTIONS, Continued

       The Company markets deferred annuity products and life and health insurance through its affiliate, Smith Barney Inc. Premiums and deposits related to these products were $820 million, $583 million and $161 million in 1996, 1995 and 1994, respectively.

       At December 31, 1996 and 1995, the Company had an investment of $22 million and $24 million, respectively, in bonds of its affiliate, CCC. This is included in fixed maturities in the consolidated balance sheet.

       The Company had an investment of $648 million and $445 million in common stock of Travelers Group at December 31, 1996 and 1995, respectively. This investment is carried at fair value.

12.    LEASES

       Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $24 million, $22 million and $23 million in 1996, 1995 and 1994, respectively.

       -----------------------------------------------------------
                                                 Minimum operating
       (in millions)                               rental payments
       -----------------------------------------------------------
       Year ending December 31,
             1997                                             $ 57
             1998                                               49
             1999                                               41
             2000                                               39
             2001                                               42
             Thereafter                                        362
       -----------------------------------------------------------
                                                              $590
       -----------------------------------------------------------

       The Company is reimbursed by affiliates of TIGI for utilization of space and equipment. Future sublease rental income of approximately $92 million will partially offset these commitments. Minimum future capital lease payments are not significant.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES

       (in millions)                                      1996           1995          1994
       -------------------------------------------------------------------------------------
       Effective tax rate
       Income before federal income taxes                 $975           $837          $597
       Statutory tax rate                                   35%            35%           35%
       -------------------------------------------------------------------------------------
       Expected federal income taxes                      $341           $293          $209
       Tax effect of:
          Nontaxable investment income                      (3)            (4)           (4)
          Other, net                                         4              1             6
       -------------------------------------------------------------------------------------
       Federal income taxes (benefit)                     $342           $290          $211
       -------------------------------------------------------------------------------------
       Effective tax rate                                   35%            35%           35%
       -------------------------------------------------------------------------------------
       Composition of federal income taxes
       Current:
          United States                                   $263           $220         $(108)
          Foreign                                           21             13            12
       -------------------------------------------------------------------------------------
             Total                                         284            233           (96)
       -------------------------------------------------------------------------------------
       Deferred:
          United States                                     57             52           302
          Foreign                                            1              5             5
       -------------------------------------------------------------------------------------
             Total                                          58             57           307
       -------------------------------------------------------------------------------------
       Federal income taxes                               $342           $290          $211
       -------------------------------------------------------------------------------------

       Tax benefits allocated directly to shareholder's equity for the years ended December 31, 1996 and 1995 were $8 million and $7 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES, Continued

       The net deferred tax liabilities at December 31, 1996 and 1995 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


       (in millions)                                                            1996      1995
       ---------------------------------------------------------------------------------------
       Deferred tax assets:
         Benefit, reinsurance and other reserves                               $ 510     $ 447
         Contractholder funds                                                     32        54
         Operating lease reserves                                                 71        56
         Other employee benefits                                                 104        74
         Other                                                                   121       208
       ---------------------------------------------------------------------------------------
           Total                                                                 838       839
       ---------------------------------------------------------------------------------------
       Deferred tax liabilities:
         Deferred acquisition costs and value of insurance in force              571       538
         Investments, Net                                                        131       152
         Other                                                                    93        81
       ---------------------------------------------------------------------------------------
           Total                                                                 795       771
       ---------------------------------------------------------------------------------------
       Net deferred tax asset before valuation allowance                          43        68
       Valuation allowance for deferred tax assets                              (100)     (100)
       ---------------------------------------------------------------------------------------
       Net deferred tax (liability) asset after valuation allowance            $ (57)    $ (32)
       ---------------------------------------------------------------------------------------

       Starting in 1994 and continuing for at least five years, the Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated return on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES, Continued

       A net deferred tax asset valuation allowance of $100 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1996. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

       At December 31, 1996, the Company has no ordinary or capital loss carryforwards.

       The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $932 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $326 million.

14.    NET INVESTMENT INCOME


       (For the year ended December 31, in millions)            1996           1995           1994
       -------------------------------------------------------------------------------------------
       Gross investment income
       Fixed maturities                                       $1,328         $1,191         $1,082
       Mortgage loans                                            331            419            511
       Policy loans                                              156            163            110
       Real estate held for sale                                  94            111            174
       Other                                                      77             97             52
       -------------------------------------------------------------------------------------------
                                                               1,986          1,981          1,929
       -------------------------------------------------------------------------------------------

       Investment expenses                                        99            157            227
       -------------------------------------------------------------------------------------------
       Net investment income                                  $1,887         $1,824         $1,702
       -------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES)

       Realized investment gains (losses) for the periods were as follows:

       (For the year ended December 31, in millions)            1996          1995         1994
       ----------------------------------------------------------------------------------------
       Realized
       Fixed maturities                                         $(63)         $(43)         $(3)
       Equity securities                                          47            36           18
       Mortgage loans                                             49            47            -
       Real estate held for sale                                  33            18            -
       Other                                                      (1)           48           (2)
       -----------------------------------------------------------------------------------------
       Realized investment gains                                $ 65          $106          $13
       ----------------------------------------------------------------------------------------

       Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

       (For the year ended December 31, in millions)           1996           1995            1994
       -------------------------------------------------------------------------------------------
       Unrealized
       Fixed maturities                                       $(323)        $1,974         $(1,319)
       Equity securities                                        (35)            46             (25)
       Other                                                    220            200             165
       -------------------------------------------------------------------------------------------
                                                               (138)         2,220          (1,179)
       Related taxes                                            (43)           778            (412)
       -------------------------------------------------------------------------------------------
       Change in unrealized investment gains (losses)           (95)         1,442            (767)
       Balance beginning of year                                682           (760)              7
       -------------------------------------------------------------------------------------------
       Balance end of year                                    $ 587         $  682         $  (760)
       --------------------------------------------------------------------------------------------

       The initial adoption of FAS 115 resulted in an increase of approximately $232 million (net of taxes) to net unrealized gains in 1994.

       Fixed Maturities

       Proceeds from sales of fixed maturities classified as available for sale were $9.1 billion and $6.8 billion in 1996 and 1995, respectively. Gross gains of $107 million and $80 million and gross losses of $175 million and $124 million in 1996 and 1995, respectively, were realized on those sales.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The amortized cost and fair value of investments in fixed maturities were as follows:

       ---------------------------------------------------------------------------------------------
       December 31, 1996
       ---------------------------------------------------------------------------------------------
                                                               Gross           Gross
                                          Amortized       unrealized      unrealized            Fair
       (in millions)                           cost            gains          losses           value
       ---------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                     $ 3,755             $ 69             $23         $ 3,801
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                  1,188               50               4           1,234
          Obligations of states,
             municipalities and
             political subdivisions              76                1               1              76
          Debt securities issued by
             foreign governments                565               24               3             586
          All other corporate bonds          12,925              259              41          13,143
          Redeemable preferred stock              6                -               -               6
       ---------------------------------------------------------------------------------------------
          Total                             $18,515             $403             $72         $18,846
       ---------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       -----------------------------------------------------------------------------------------------
       December 31, 1995
       -----------------------------------------------------------------------------------------------
                                                                 Gross           Gross
                                          Amortized         unrealized      unrealized            Fair
       (in millions)                           cost              gains          losses           value
       -----------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                     $ 4,174               $103             $15         $ 4,262
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                  1,327                116               -           1,443
          Obligations of states,
             municipalities and
             political subdivisions              91                  2               -              93
          Debt securities issued by
             foreign governments                311                 17               -             328
          All other corporate bonds          12,283                442              10          12,715
          Redeemable preferred stock              1                  -               -               1
       -----------------------------------------------------------------------------------------------
          Total                             $18,187               $680             $25         $18,842
       -----------------------------------------------------------------------------------------------


       The amortized cost and fair value of fixed maturities at December 31, 1996, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       -------------------------------------------------------------------------------------------
       Maturity                                                            Amortized          Fair
       (in millions)                                                            cost         value
       -------------------------------------------------------------------------------------------
       Due in one year or less                                               $   971       $   975
       Due after 1 year through 5 years                                        4,970         5,043
       Due after 5 years through 10 years                                      4,871         4,946
       Due after 10 years                                                      3,949         4,083
       -------------------------------------------------------------------------------------------
                                                                              14,761        15,047
       Mortgage-backed securities                                              3,754         3,799
       -------------------------------------------------------------------------------------------
          Total                                                              $18,515       $18,846
       -------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The Company makes investments in collateralized mortgage obligations
       (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

       At December 31, 1996 and 1995, the Company held CMOs, classified as available for sale with a fair value of $1.9 billion and $2.3 billion, respectively. Approximately 88% and 89% of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1996 and 1995. In addition, the Company held $843.5 million and $917 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1996 and 1995, respectively. Virtually all of these securities are rated AAA. The Company also held $1.4 billion and $1.3 billion of securities that are backed primarily by credit card or car loan receivables at December 31, 1996 and 1995, respectively.

       Equity Securities

       The cost and fair values of investments in equity securities were as follows:

       ---------------------------------------------------------------------------------------
       December 31, 1996
       ---------------------------------------------------------------------------------------
                                                            Gross         Gross
                                                       unrealized    unrealized           Fair
       (in millions)                           Cost         gains        losses          value
       ---------------------------------------------------------------------------------------
       Common stocks                           $211           $38           $30           $219
       Nonredeemable preferred stocks           114             2             3            113
       ---------------------------------------------------------------------------------------
         Total                                 $325           $40           $33           $332
       ---------------------------------------------------------------------------------------


       ---------------------------------------------------------------------------------------
       December 31, 1995
       ---------------------------------------------------------------------------------------
                                                            Gross        Gross
                                                       unrealized   unrealized           Fair
       (in millions)                           Cost         gains       losses          value
       ---------------------------------------------------------------------------------------
       Common stocks                           $138           $48           $5           $181
       Nonredeemable preferred stocks            44             2            3             43
       --------------------------------------------------------------------------------------
         Total                                 $182           $50           $8           $224
       --------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Proceeds from sales of equity securities were $479 million and $379 million in 1996 and 1995, respectively. Gross gains of $64 million and $27 million and gross losses of $11 million and $2 million in 1996 and 1995, respectively, were realized on those sales.

       Real estate held for sale and mortgage loans

       Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.


       At December 31, 1996 and 1995, the Company's real estate held for sale and mortgage loan portfolios consisted of the following (in millions):

       ----------------------------------------------------------------------------
                                                                1996           1995
       ----------------------------------------------------------------------------
       Current mortgage loans                                 $2,832         $3,385

       Underperforming mortgage loans                             51            241
       ----------------------------------------------------------------------------
              Total                                            2,883          3,626
       ----------------------------------------------------------------------------

       Real estate held for sale                                 297            293
       ----------------------------------------------------------------------------
              Total                                           $3,180         $3,919
       ----------------------------------------------------------------------------


       Aggregate annual maturities on mortgage loans at December 31, 1996 are as follows:

       ----------------------------------------------------
       (in millions)
       ----------------------------------------------------
       Past maturity                                 $   78
       1997                                             299
       1998                                             349
       1999                                             293
       2000                                             364
       2001                                             224
       Thereafter                                     1,276
       ----------------------------------------------------
           Total                                     $2,883
       ----------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Concentrations

       At December 31, 1996 and 1995, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

       The Company participates in a short-term investment pool maintained by an affiliate. See Note 11.

       Included in fixed maturities are below investment grade assets totaling $1.1 billion and $1.0 billion at December 31, 1996 and 1995, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

       The Company also had concentrations of investments, primarily fixed maturities, in the following industries:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       Banking                                                                    $1,959            $1,226
       Finance                                                                     1,823             1,491
       Electric utilities                                                          1,093             1,023
       Oil and gas                                                                   652               861
       ---------------------------------------------------------------------------------------------------

       Below investment grade assets included in the totals above, were as follows:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       Banking                                                                     $   1            $    8
       Finance                                                                        65                56
       Electric utilities                                                             49                26
       Oil and gas                                                                    58                66
       ---------------------------------------------------------------------------------------------------

       At December 31, 1996 and 1995, concentrations of mortgage loans were for properties located in highly populated areas in the states listed below:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       California                                                                 $  643         $     736
       New York                                                                      297               400
       ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no holdings in any state exceeding $258 million and $332 million at December 31, 1996 and 1995, respectively.

       Concentrations of mortgage loans by property type at December 31, 1996 and 1995 were as follows:

       ----------------------------------------------------------------------------------------------
       (in millions)                                                              1996           1995
       ----------------------------------------------------------------------------------------------
       Office                                                                   $1,195         $1,513
       Agricultural                                                                677            556
       Retail                                                                      307            426
       Apartment                                                                   284            580
       ----------------------------------------------------------------------------------------------

       The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

       Non-Income Producing Investments

       Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were as follows:


       ----------------------------------------------------------------------------------------
       (in millions)                                                           1996        1995
       ----------------------------------------------------------------------------------------
       Mortgage loans                                                           $ 7         $18
       Real estate                                                               37          65
       Fixed maturities                                                           -           4
       ----------------------------------------------------------------------------------------
       Total                                                                    $44         $87
       ----------------------------------------------------------------------------------------


       Restructured Investments

       The Company had mortgage loans and debt securities which were restructured at below market terms totaling approximately $18 million and $67 million at December 31, 1996 and 1995, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans amounted to $5 million in 1996 and $16 million in 1995. Interest on these assets, included in net investment income, aggregated $2 million and $8 million in 1996 and 1995, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



16.    DEPOSIT FUNDS AND RESERVES

       At December 31, 1996, the Company had $21.9 billion of life and annuity deposit funds and reserves. Of that total, $11.6 billion is not subject to discretionary withdrawal based on contract terms. The remaining $10.3 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $1.7 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.4 billion of the life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 5.0%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $3.2 billion of liabilities are surrenderable without charge. More than 11% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

17.    RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING
       ACTIVITIES

       The following table reconciles net income to net cash provided by operating activities:


       ----------------------------------------------------------------------------------------
       (For the year ended December 31, in millions)           1996          1995          1994
       ----------------------------------------------------------------------------------------
       Net income from continuing operations                  $ 633         $ 547         $ 386
          Adjustments to reconcile net income to
           net cash provided by operating activities
           Realized gains                                       (65)         (106)          (13)
           Deferred federal income taxes                         58            57           307
           Amortization of deferred policy acquisition
              costs and value of insurance in force             281           290           281
           Additions to deferred policy acquisition costs      (350)         (454)         (435)
           Investment income accrued                              2            (9)          (47)
           Premium balances receivable                           (6)           (8)            5
           Insurance reserves and accrued expenses               (1)          291           212
           Other                                                255            62          (212)
       ----------------------------------------------------------------------------------------
           Net cash provided by
               operating activities                             807           670           484
           Net cash provided by (used in)
               discontinued operations                         (350)         (596)          233
       ----------------------------------------------------------------------------------------
           Net cash provided by
               operations                                     $ 457         $  74         $ 717
       ----------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



18.    NONCASH INVESTING AND FINANCING ACTIVITIES

       Significant noncash investing and financing activities include: a) the 1995 transfer of assets with a fair market value of approximately $1.5 billion and statutory reserves and other liabilities of approximately $1.5 billion to MetLife (see Note 4); b) the 1995 return of capital of Transport to TIGI (see Note 4); c) the acquisition of real estate through foreclosures of mortgage loans amounting to $117 million, $97 million and $229 million in 1996, 1995 and 1994, respectively; d) the acceptance of purchase money mortgages for sales of real estate aggregating $23 million, $27 million and $96 million in 1996, 1995 and 1994, respectively; and e) the 1994 exchange of $23 million of the Company's investment in Travelers Group common stock for $35 million of Travelers Group nonredeemable preferred stock.

                                   MARKETLIFE

                                   PROSPECTUS

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                   ISSUED BY

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT

L-11843                                                                May, 1997

                                   IN-VEST(SM)

              INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY

                                    PROSPECTUS

                                   MAY 1, 1997


                               LIFE SERVICE CENTER
    ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183 * TELEPHONE: (800) 334-4298

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   PROSPECTUS
--------------------------------------------------------------------------------

This Prospectus describes The Travelers IN-VEST(sm) Universal (flexible premium) Variable Life Insurance Contract (the "Contract") offered by The Travelers Insurance Company (the "Company") and funded by The Travelers Fund UL for Variable Life Insurance ("Fund UL"). A Contract Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $75,000. The premium payment may be allocated by the Contract Owner to one or more of the mutual funds underlying Fund UL (the "Underlying Funds"). (For a description of the investment objectives and risks of the Underlying Funds, please refer to "Underlying Funds," page 1 of this prospectus, and also to the prospectuses for each Fund.)

The Contract has a Right to Cancel Period during which the Applicant may return the Contract to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Contract, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance.

There is no guaranteed minimum Cash Value for a Contract. The Cash Value of a Contract will vary up or down to reflect the investment experience of the Underlying Funds to which the premium payment has been allocated, and the Contract Owner bears the investment risk for all amounts so allocated. In addition, the Cash Value of the Contract is reduced by the various fees and charges assessed under the Contract, as set forth in this Prospectus. The Contract will remain in effect so long as the Cash Surrender Value is sufficient to pay the monthly charges imposed with the Contract.

A Contract Owner will have two options with respect to the death benefit under the Contract -- the "Level Option" and the "Variable Option". Under either option, the death benefit is never less than the Stated Amount (less any outstanding contract loan or monthly deduction amounts due and unpaid). A Contract Owner will have the right to change the death benefit option subject to certain conditions. (See "Contract Benefits and Rights," page 10.)

IT MAY NOT BE ADVANTAGEOUS TO REPLACE YOUR EXISTING LIFE INSURANCE POLICY OR SUPPLEMENT AN EXISTING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY WITH THE CONTRACT DESCRIBED IN THIS PROSPECTUS.

THIS CONTRACT MAY BE OR BECOME A MODIFIED ENDOWMENT CONTRACT UNDER FEDERAL TAX LAW. IF IT IS CLASSIFIED AS A MODIFIED ENDOWMENT CONTRACT, ANY PARTIAL WITHDRAWAL, CONTRACT SURRENDER OR LOAN MAY RESULT IN ADVERSE TAX CONSEQUENCES OR PENALTIES.


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR EACH OF THE UNDERLYING FUNDS. EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



VARIABLE LIFE INSURANCE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY ENSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS.............................................................     IV
PROSPECTUS SUMMARY....................................................................     VI
THE INSURANCE COMPANY.................................................................      1
THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS.........................................      1
     The Travelers Fund UL for Variable Life Insurance (Fund UL)......................      1
     The Underlying Funds.............................................................      1
     Underlying Fund Investment Advisers..............................................      3
     General..........................................................................      4
     Conflicts of Interest............................................................      4
     Substitution.....................................................................      5
THE CONTRACT..........................................................................      5
     The Contract Application.........................................................      5
     Allocation of Premium Payments...................................................      5
     Accumulation Unit Values.........................................................      6
     Right to Cancel..................................................................      6
CHARGES AND DEDUCTIONS................................................................      6
  CHARGES AGAINST PREMIUM.............................................................      6
     Front-End Sales Charge...........................................................      6
     State Premium Tax Charge.........................................................      7
  MONTHLY DEDUCTION AMOUNT............................................................      7
     Cost of Insurance Charge.........................................................      7
     Contract Administrative Charge...................................................      7
     Charges for Supplemental Benefit Provisions......................................      8
  CHARGES AGAINST THE SEPARATE ACCOUNT................................................      8
     Mortality and Expense Risk Charge................................................      8
     Administrative Expense Charge....................................................      8
  CHARGES AGAINST THE UNDERLYING FUNDS................................................      8
  SURRENDER CHARGES...................................................................      8
     Percent of Premium Charge........................................................      9
     Per Thousand of Stated Amount Charge.............................................      9
  MAXIMUM SALES CHARGES...............................................................      9
  TRANSACTION CHARGE..................................................................     10
  REDUCTION OR ELIMINATION OF CHARGES.................................................     10
CONTRACT BENEFITS AND RIGHTS..........................................................     10
  DEATH BENEFIT.......................................................................     10
     Changes in Death Benefit Option..................................................     13
     Changes in Stated Amount.........................................................     13
     Benefits at Maturity.............................................................     13
     Cash Value and Cash Surrender Value..............................................     13
     Transfer of Cash Value...........................................................     14
     Dollar-Cost Averaging (Automated Transfers)......................................     14

     Contract Loans...................................................................     15
     Lapse and Reinstatement..........................................................     15
     Exchange Rights..................................................................     16
PAYMENT OPTIONS.......................................................................     16
EXAMPLE OF CONTRACT CHARGES...........................................................     17
OTHER MATTERS.........................................................................     17
     Voting Rights....................................................................     17
     Disregard of Voting Instructions.................................................     18
     Statements to Contract Owners....................................................     18
     Limit on Right to Contest........................................................     18
     Misstatement as to Sex and Age...................................................     18
     Suspension of Valuation..........................................................     18
     Beneficiary......................................................................     19
     Assignment.......................................................................     19
     Dividends........................................................................     19
FEDERAL TAX CONSIDERATIONS............................................................     19
     General..........................................................................     19
TAX STATUS OF THE POLICY..............................................................     20
     Definition of Life Insurance Diversification.....................................     20
     Investor Control.................................................................     20
TAX TREATMENT OF POLICY BENEFITS......................................................     21
     In General.......................................................................     21
     Modified Endowment Contracts.....................................................     21
     Exchanges........................................................................     22
     Aggregation of Modified Endowment Contracts......................................     22
     Policies Which Are Not Modified Endowment Contracts..............................     22
     Treatment of Loan Interest.......................................................     22
THE COMPANY'S INCOME TAXES............................................................     22
DISTRIBUTION OF THE CONTRACTS.........................................................     23
MANAGEMENT............................................................................     23
LEGAL PROCEEDINGS AND OPINION.........................................................     24
INDEPENDENT ACCOUNTANTS...............................................................     24
REGISTRATION STATEMENT................................................................     24
ILLUSTRATIONS.........................................................................     25
APPENDIX A -- Annual Minimum Premiums.................................................     31
APPENDIX B -- Per Thousand of Stated Amount Surrender Charge..........................     32
APPENDIX B(1) -- Per Thousand of Stated Amount Surrender Charge -- Sales Charge
  Component...........................................................................     33
APPENDIX B(2) -- Per Thousand of Stated Amount Surrender Charge -- Administrative
  Charge Component....................................................................     34
APPENDIX C -- Monthly Administrative Charge...........................................     35
FINANCIAL STATEMENTS -- Fund UL.......................................................    F-1
FINANCIAL STATEMENTS -- The Travelers Insurance Company...............................   FS-1

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout this Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- the basic measure used to determine the Cash Value of a flexible premium variable life insurance contract.

ANNUAL MINIMUM PREMIUM -- the Contract Owner must pay a first premium greater than or equal to one-quarter of this amount for the Contract to be issued. (Please refer to Appendix A.)

CASH SURRENDER VALUE -- the Cash Value less any outstanding contract loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to the Contract plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

CONTRACT DATE -- the date on which the Contract, benefits and provisions of the Contract become effective.

CONTRACT MONTH -- monthly periods computed from the Contract Date.

CONTRACT OWNER -- the person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

CONTRACT YEARS -- annual periods computed from the Contract Date.

DEDUCTION DATE -- the day in each Contract Month on which the Monthly Deduction Amount is deducted from the Contract's Cash Value.

INSURED -- the person on whose life the Contract is issued.

ISSUE DATE -- the date on which the Contract is issued by the Company for delivery to the Contract Owner.

LOAN ACCOUNT -- an account established for assets transferred from the Sub-Accounts as a result of requested loans. These accounts are credited with fixed rates of interest and do not depend on the investment experience of Fund UL and the Underlying Funds.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Contract as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Contract's Cash Value which includes Cost of Insurance charges, administrative charges, and any charges for supplemental benefits.

NET AMOUNT AT RISK -- an amount equal to the Death benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Contract, less the deduction of front-end sales charges and premium tax charges.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Fund UL for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Contract Owner which is used to determine the Death Benefit. The Stated Amount may be increased or decreased as described in this Prospectus.

SUB-ACCOUNT -- assets of a particular Underlying Fund which are attributable to the class of variable life insurance contracts described in this Prospectus.

UNDERLYING FUND -- an open-end diversified management investment company which serves as an investment option under the Separate Account.

VALUATION DATE -- a day on which the Sub-Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE CONTRACT

The Contract described in this Prospectus is an individual variable universal life insurance contract which provides for flexible premium payments to be allocated to one or more of the Underlying Funds. The Contract is then credited with Accumulation Units in the applicable Sub-Accounts, the assets of which are invested in the corresponding Underlying Fund. The Contract is first and foremost a life insurance contract with death benefits, cash values and other features traditionally associated with life insurance. The Contract is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Contract may increase or decrease depending on the investment experience of the Underlying Funds to which the premium payment has been allocated. The Contract will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount.

THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS

The Contract is funded by The Travelers Fund UL for Variable Life Insurance ("Fund UL"), a registered unit investment trust separate account established by The Travelers Insurance Company (the "Company"). There are currently fourteen
(14) Sub-Accounts available under the Contract, each of which invests exclusively in one of the following Underlying Funds:

Capital Appreciation Fund
Cash Income Trust
High Yield Bond Trust
Managed Assets Trust
U.S. Government Securities Portfolio
Utilities Portfolio
Templeton Bond Fund
Templeton Stock Fund
Templeton Asset Allocation Fund

Fidelity VIP High Income Portfolio


Fidelity VIP Equity-Income Portfolio


Fidelity VIP Growth Portfolio


Fidelity VIP II Asset Manager Portfolio

Dreyfus Stock Index Fund
Smith Barney Income and Growth Portfolio
Alliance Growth Portfolio
Smith Barney High Income Portfolio
MFS Total Return Portfolio
Smith Barney Total Return Portfolio

For a more complete description of the investment objectives for each of the funds listed above, as well as the investment advisers which provide investment management and advisory services for the funds, please refer to "The Underlying Funds" on page 1, and the prospectuses for each of the Underlying Funds.

PREMIUM PAYMENTS

The Contract Owner must pay a first premium greater than or equal to one-quarter of the Annual Minimum Premium for the Contract to be issued. (Tables of Annual Minimum Premiums are included in Appendix A.) After the first premium, Contract Owners may elect to be billed annually or semi-annually for all future premium payments ("Planned Premiums").

Payment of Planned Premiums will not guarantee that the Contract will remain in effect. (See "Lapse and Reinstatement," page 15.) No premiums can be accepted if they would disqualify the Contract as life insurance under federal tax law.

During the Applicant's Right to Cancel Period, Net Premium will be invested in Cash Income Trust (a money market fund). After the expiration of the Right to Cancel Period, the values in Cash Income Trust will be allocated to the Underlying Fund(s) selected on the Contract Application. Once the premium payment has been allocated to the designated Underlying Fund(s), the Contract will be credited with Accumulation Units in the applicable Sub-Account. (See "Allocation of Premium Payments," page 5.)

RIGHT TO CANCEL

An Applicant has a limited right to return the Contract for cancellation and receive a full refund of the premium payment made. The Applicant must return the Contract, by mail or hand delivery, to the Company or to the agent who sold the Contract, to be cancelled within 10 days after delivery of the Contract to the Applicant, or within 45 days after completion of the application, or within 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant, whichever is latest. The Company will return to the Applicant within seven days thereafter an amount equal to the greater of the premiums paid for the Contract or the sum of (1) the difference between the premium paid, including any fees or other charges, and the amounts allocated to the Underlying Fund(s), (2) the value of the amounts allocated to the Underlying Fund(s) on the date we receive the returned Contract, and (3) any fees and other charges imposed on amounts allocated to the Underlying Fund(s).

CHARGES AND DEDUCTIONS

In order to cover expenses associated with the distribution of the Contract, the Company will deduct a front-end sales charge and surrender charges. The front-end sales charge is equal to 2.5% of each Premium Payment made under the Contract, and may be reduced for Stated Amounts of $500,000 or more. The sales charge for a Contract with no full or partial surrenders will never exceed 2.5% of actual premiums paid. However, the sales charges for a Contract with full or partial surrenders may be as much as 26.7% of premiums paid based on surrender penalties which are assessed under the Contract. (See "Maximum Sales Charges," page 9.)

There are two types of surrender charges that can apply to the Contract: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge. Both charges apply to a full surrender of the Contract. Only the Percent of Premium Charge applies to a partial surrender. The Percent of Premium Charge and a portion of the Per Thousand of Stated Amount Charge are intended to cover sales expenses. (See "Surrender Charges," page 8.)

The Company will deduct a 2.5% State Premium Tax Charge from each premium payment before allocation of the payment to purchase Accumulation Units in the Sub-Accounts (except in the Commonwealth of Puerto Rico where no premium tax charge is deducted). (See "State Premium Tax Charge," page 7.)

In addition, the Company will make monthly deductions beginning on the Contract Date on a pro rata basis from the Cash Value in each of the Sub-Accounts. The Deduction Amount will vary from month to month and includes the cost of insurance charges, administrative charges and charges for supplemental benefits. The administrative charges apply during the first three Contract Years and during the three years following any increase in Stated Amount. (See "Monthly Deduction Amount," page 7.)

The Company currently assesses a daily charge against the assets of Fund UL at an annual rate of 0.60% of such assets. The charge is intended to cover the Company's assumption of mortality and expense risks under the Contract, and will be made pro rata among the Sub-Accounts. The Contract provides that the charge for mortality and expense risk will not exceed 0.80%. The Contract also provides that the Company may make a daily charge from Fund UL for administrative expenses incurred by the Company at a maximum annual rate of 0.10% of assets in the Separate Account; the Company is not currently assessing this charge. The Company may also set up a provision for income taxes against the assets of the Separate Account. (See "Charges Against the Separate Account," page 8.)

The administrative charges made by the Company do not exceed the average expected cost of administrative services provided by the Company. Sales charges and administrative charges under the Contract may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Charges," page 10.)

The Separate Account purchases shares of the Underlying Funds at net asset value. The net asset value of the Underlying Fund shares reflects investment advisory and other expenses already deducted from the assets of the Funds. Applicants should review the prospectuses of the Underlying Funds for a description of the charges assessed against the assets of each Underlying Fund.

DEATH BENEFIT

A Contract Owner may elect one of two options for the calculation of the amount of Death Benefit payable under the Contract. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the greater of the Stated Amount of the Contract or the Minimum Amount Insured. Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the greater of the Stated Amount of the Contract plus the Cash Value (determined as of the date of the Insured's death) or the Minimum Amount Insured. A Contract Owner may change the Death Benefit option subject to certain conditions. (See "Death Benefit," page and "Changes in Death Benefit Option," page 13.)

CASH VALUE

As with many other types of insurance contracts, each Contract will have a Cash Value. The Cash Value of the Contract will increase or decrease to reflect the investment experience of the Underlying Funds applicable to the Contract. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts. There is no minimum guaranteed Cash Value and the Contract Owner bears the investment risk associated with an investment in the Underlying Funds. (See "Cash Value and Cash Surrender Value," page 13.)

CONTRACT LOANS

A Contract Owner may obtain a cash loan from the Company secured by the Contract not to exceed 90% of the Contract's Cash Value (determined at the time the Company receives the written loan request), less any surrender penalties. (This amount is 80% for loans taken prior to June 12, 1995.) The Company will charge interest on the outstanding amounts of the loan at an annual rate of 7.4% payable in advance (6% in the Virgin Islands). The amount of the loan will be transferred on a pro rata basis from each of the Sub-Accounts attributable to the Contract (unless the Contract Owner states otherwise in writing) to a loan account (the "Loan Account"). The Company will credit amounts in the Loan Account with a fixed annual rate of interest of 4% (6% in New York and Massachusetts). (See "Contract Loans," page 15.)

LAPSE

If on any Deduction Date the Cash Surrender Value of a Contract is insufficient to cover the Monthly Deduction Amount due, the Company will send written notice to the Contract Owner indicating that if an amount sufficient to cover the Deduction Amount due is not paid within 61 days, the Contract may lapse. An outstanding loan amount decreases the Cash Surrender Value and could, therefore, cause the Contract to lapse. (See "Contract Loans," page 15, and "Lapse and Reinstatement," page 15.)

EXCHANGE RIGHTS

Once the Contract is in effect it may be exchanged at any time during the first two Contract Years for a general account fixed life insurance contract on the life of the Insured without submitting proof of insurability. (See "Exchange Rights," page 16.)

TAX CONSEQUENCES


The current federal tax law generally excludes all Death Benefit payments from the gross income of the Contract beneficiary. (See "Tax Treatment of Policy Benefits", page 21.)



At any point in time, the Contract may become a modified endowment contract if it fails to satisfy a 7-pay test. (See "Tax Treatment of Policy Benefits," page 21.) The

Company has established safeguards for monitoring whether a Contract issued after September 13, 1993 may become a modified endowment contract, but does not yet have complete procedures in place for monitoring Contracts issued before that date. A modified endowment contract has income first taxation of all loans, pledges, collateral assignments or partial surrenders to the extent of income in the Contract. A 10% penalty tax may be imposed on such income distributed before the Contract Owner attains age 59 1/2.


The Company may charge each of the Sub-Accounts in Fund UL for its portion of any income tax charged to the Company on the Separate Account or its assets. (See "Federal Tax Considerations," page 19.)

                             THE INSURANCE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company"), an indirect wholly owned subsidiary of Travelers Group Inc., is a stock insurance company chartered in 1864 in Connecticut and has been continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, Canada and the Bahamas. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company writes individual life insurance and annuity contracts on a non-participating basis. The Company acts as depositor for Fund UL. Tower Square Securities, Inc., ("Tower Square") an affiliate of the Company, became the principal underwriter for the Contracts. The Company's obligations as depositor for Fund UL may not be transferred without notice to and consent of Contract Owners.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance contracts, as well as to various federal and state securities laws and regulations.

                 THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE (FUND UL)

Fund UL was established on November 10, 1983 pursuant to the insurance laws of the state of Connecticut, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of Fund UL will be invested exclusively in shares of the Underlying Funds. Fund UL meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Registration of Fund UL with the SEC does not involve supervision by the SEC of the management or investment policies of Fund UL. Additionally, the operations of Fund UL are subject to the provisions of
Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on the investments of Fund UL, and the Commissioner has adopted no regulations under the Section that affect Fund UL.

Under Connecticut law, the assets of Fund UL will be held for the exclusive benefit of Contract Owners and the persons entitled to payments under the Contract offered by this Prospectus. The assets held in Fund UL are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Contract are general corporate obligations of the Company.

THE UNDERLYING FUNDS

Premium Payments applied to Fund UL will be invested in one or more of the available Underlying Funds at net asset value in accordance with the selection made by the Contract Owner. The Underlying Funds currently available under the Contract may be added or withdrawn as permitted by applicable law. Please read carefully the complete risk disclosure in the Funds' prospectuses before investing. The Underlying Funds currently available under the Contract are as follows:

     CAPITAL APPRECIATION FUND. The objective of Capital Appreciation Fund is growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small and large companies which are expected to experience wide fluctuations in price in both rising and declining markets. (Prior to May 1, 1994, the Fund was known as Aggressive Stock Trust.)

     CASH INCOME TRUST. Cash Income Trust seeks to provide high current income while emphasizing preservation of capital and maintaining a high degree liquidity by investing in short-term money market securities deemed to present minimal credit risks.

     HIGH YIELD BOND TRUST. The objective of the High Yield Bond Trust is generous income. The assets of the High Yield Bond Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically high risk securities.

     MANAGED ASSETS TRUST. The objective of Managed Assets Trust is high total investment return with reduced risk through a fully managed investment policy. Assets of the Managed Assets Trust will be invested in a portfolio of U.S. stocks, bonds and money market securities.

     U.S. GOVERNMENT SECURITIES PORTFOLIO. The U.S. Government Securities Portfolio selects investments from the point of view of an investor concerned primarily with highest credit quality, current income and total return. The assets of the U.S. Government Securities Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities.

     UTILITIES PORTFOLIO. The Utilities Portfolio seeks to provide current income through investment in equity and debt securities of companies in the utility industries.

     TEMPLETON BOND FUND. The objective of the Templeton Bond Fund is high current income through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world.

     TEMPLETON STOCK FUND. The objective of the Templeton Stock Fund is capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.

     TEMPLETON ASSET ALLOCATION FUND. The objective of the Templeton Asset Allocation Fund is a high level of total return with reduced risk over the long term through a flexible policy of investing in stocks of companies in any nation and debt obligations of companies and governments of any nation. Changes in the asset mix will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.


     FIDELITY VIP HIGH INCOME PORTFOLIO. The High Income Portfolio seeks to obtain a high level of current income by investing primarily in high yielding, lower-rated, fixed-income (high risk) securities, while also considering growth of capital.



     FIDELITY VIP EQUITY-INCOME PORTFOLIO. The Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities; in choosing these securities, the portfolio manager will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.



     FIDELITY VIP GROWTH PORTFOLIO. The Growth Portfolio seeks capital appreciation by investing primarily in common stocks of well-known, established companies and smaller, emerging growth companies, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     FIDELITY VIP II ASSET MANAGER PORTFOLIO. The Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.


     DREYFUS STOCK INDEX FUND. The objective of the Dreyfus Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

     SMITH BARNEY INCOME AND GROWTH PORTFOLIO. The objective of the Income and Growth Portfolio is current income and long-term growth of income and capital by investing primarily, but not exclusively, in common stocks.

     ALLIANCE GROWTH PORTFOLIO. The objective of the Growth Portfolio is long-term growth of capital by investing predominantly in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time. Current income is only an incidental consideration.

     SMITH BARNEY HIGH INCOME PORTFOLIO. The investment objective of the High Income Portfolio is high current income. Capital appreciation is a secondary objective. The Portfolio will invest at least 65% of its assets in high-yielding corporate debt obligations and preferred stock.

     MFS TOTAL RETURN PORTFOLIO. The Total Return Portfolio's objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Generally, at least 40% of the Portfolio's assets will be invested in equity securities.

     SMITH BARNEY TOTAL RETURN PORTFOLIO. The investment objective of the Smith Barney Total Return Portfolio is to provide total return, consisting of long-term capital appreciation and income. The Portfolio will seek to achieve its goal by investing primarily in a diversified portfolio of dividend-paying common stock. (Please read carefully the complete risk disclosure in the Portfolio's prospectus before investing.)

Each Underlying Fund is subject to certain investment restrictions which may not be changed without the approval of a "majority vote of the outstanding voting securities" of that Fund (as defined in the Investment Company Act of 1940). There is no assurance that the Underlying Funds will achieve their stated objectives.

More detailed information regarding the Underlying Funds may be found in the current prospectuses for the Underlying Funds; these prospectuses are included with and must accompany this Prospectus. Contract Owners are urged to read these documents carefully before investing.

UNDERLYING FUND INVESTMENT ADVISERS

The Underlying Funds receive investment management and advisory services from the following investment professionals:


FUND                         INVESTMENT ADVISER                          SUB-ADVISER
--------------------------------------------------------------------------------------------------
Capital Appreciation         The Travelers Asset Management              Janus Capital Corporation
  Fund...................    International Corporation                   (TAMIC)
Cash Income Trust            TAMIC
High Yield Bond Trust        TAMIC
Managed Assets Trust         TAMIC                                       The Travelers Investment
                                                                         Management Company
                                                                         (TIMCO)
U.S. Government              TAMIC
  Securities Portfolio
Utilities Portfolio          Smith Barney Mutual Funds Management
                             Inc.

FUND                         INVESTMENT ADVISER                          SUB-ADVISER
--------------------------------------------------------------------------------------------------
Templeton Stock Fund         Templeton Investment Counsel, Inc.
Templeton Asset              Templeton Investment Counsel, Inc.
  Allocation Fund
Templeton Bond Fund          Templeton Global Bond Managers
Fidelity VIP High Income     Fidelity Management & Research Company
  Portfolio
Fidelity VIP Equity-         Fidelity Management & Research Company
  Income Portfolio
Fidelity VIP Growth          Fidelity Management & Research Company
  Portfolio
Fidelity VIP II Asset        Fidelity Management & Research Company
  Manager Portfolio
Dreyfus Stock Index Fund     Mellon Equity Associates
Smith Barney Income and      Smith Barney Mutual Funds Management
  Growth Portfolio           Inc.
Alliance Growth Portfolio    Smith Barney Mutual Funds Management        Alliance Capital
                             Inc.                                        Management L.P.
Smith Barney High Income     Smith Barney Mutual Funds Management
  Portfolio                  Inc.
MFS Total Return             Smith Barney Mutual Funds Management        Massachusetts Financial
  Portfolio                  Inc.                                        Services Company
Smith Barney Total Return    Smith Barney Mutual Funds Management
  Portfolio                  Inc.


For more detailed information on these investment advisers and their services and fees, please refer to the prospectuses for the Underlying Funds.

GENERAL

All investment income of and other distributions to each Sub-Account of Fund UL arising from the applicable Underlying Fund are reinvested in shares of that Underlying Fund at net asset value. The income and realized gains or losses on the assets of each Sub-Account of Fund UL are therefore separate and are credited to or charged against the Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other business of the Company. The Company will purchase shares in the Underlying Funds in connection with premium payments allocated to the applicable Funds in accordance with Contract Owners' directions and will redeem shares in the Underlying Funds to meet Contract obligations or make adjustments in reserves, if any. The Underlying Funds are required to redeem Fund shares at net asset value and to make payment within seven days.

CONFLICTS OF INTEREST

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity separate accounts to invest in the Underlying Funds simultaneously. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Contract Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response thereto. If any of the Underlying Funds' Boards of Trustees conclude that separate mutual funds should be established for variable life insurance and variable annuity separate accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Contract Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Underlying Funds for additional information.

SUBSTITUTION

The Company reserves the right, subject to compliance with appropriate state and federal laws, to make additions to, deletions from, or substitutions for Fund UL and the Sub-Accounts which fund the Contract. If shares of any of the Underlying Funds should no longer be available for purchase by the appropriate Sub-Account, or if, in the judgment of the Company further investment in such shares becomes inappropriate for purposes of the Contract, shares of another Underlying Fund may be substituted for shares of the Underlying Funds held in the Sub-Accounts. Substitution may be made with respect to both existing investments and the investment of any future Premium Payments. However, no substitution of securities will be made without prior notice to Contract Owners, and without prior approval of the Securities and Exchange Commission, all to the extent required by the 1940 Act or other applicable law. Subject to Contract Owner approval, the Company reserves the right to end Fund UL's registration under the 1940 Act.

                                  THE CONTRACT
--------------------------------------------------------------------------------

The Contract described in this Prospectus is both an insurance product and a security. However, the Contract is first and foremost a life insurance contract with death benefits, cash values and other features traditionally associated with life insurance. The Contract is deemed to be "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Contract may increase or decrease depending on the investment experience of the Underlying Funds to which the Premium Payment has been allocated. As an insurance product, the Contract is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.

THE CONTRACT APPLICATION

Individuals wishing to purchase a Contract must submit an application to the Company. As with traditional insurance contracts, a Contract Owner may state the amount of insurance desired (the "Stated Amount"), which amount may not be less than $75,000. A Contract Owner may request an increase or decrease in the Stated Amount of the Contract in writing from time to time. (See "Changes in Stated Amount," page 13.) No change in the terms or conditions of the Contract will be made without the consent of the Contract Owner.

A Contract will be issued only on the life of an Insured who supplies evidence of insurability satisfactory to the Company. Acceptance is subject to the Company's underwriting rules.

Insurance coverage under a Contract will begin only after the Applicant has satisfied all outstanding underwriting delivery requirements, and after the Company has received the first premium. The Contract Date is the date used to determine all future cyclical transactions on the Contract, e.g., Deduction Dates, Contract Months and Contract Years. The Contract Date may be prior to, or the same date as, the date on which the Contract is issued (the "Issue Date").

ALLOCATION OF PREMIUM PAYMENTS

The first premium will be applied to the Contract on the later of the Contract Date or the date it is received at the Company's Home Office. During the Applicant's Right to Cancel Period, the Company will allocate Net Premiums to the Cash Income Trust. At the end of the Applicant's Right to Cancel Period, the account value in Cash Income Trust will be allocated among the Underlying Funds (in whole percentages) to purchase Accumulation Units in the applicable SubAccounts as the Contract Owner directs on the application. Net Premium payments received on or after the expiration of the Applicant's Right to Cancel Period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by the Contract Owner or, in the absence of directions, as stated in the original application. The number of Accumulation Units of each Sub-Account to be credited to the Contract (including the initial allocation to Cash Income Trust) will be determined by dividing the Premium Payment applied to the Sub-Account by the Accumulation Unit Value of the Sub-Account next computed following receipt of the payment.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each Sub-Account of Fund UL was initially established at $1.00. Thereafter, the Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Underlying Fund and will be determined on each Valuation Date by multiplying the Accumulation Unit Value of the particular SubAccount on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Underlying Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gain distributions by that Fund, if the dividend date occurs in the Valuation Period then ended, and plus or minus any per share credit or charge by the Company for any tax reserves) divided by the net asset value per share of the corresponding Underlying Fund at the beginning of the Valuation Period (plus or minus any per share credit or charge by the Company for any tax reserves), and subtracting from that amount any administrative expense charge, if assessed, and mortality and expense risk charge.

Applicants should refer to the prospectuses for each of the Underlying Funds for a description of how the assets of each Underlying Fund are valued. These valuation procedures directly affect the Accumulation Unit Value of the SubAccount, and therefore the Cash Value of the Contract.

All valuations made under the Contract (e.g., the determination of Cash Value or Cash Surrender Value, contract loans, partial cash surrenders, payment of Death Benefits, and the determination of the number of Accumulation Units to be credited to a Contract with each Net Premium payment), will be made on the Valuation Date next following the Company's receipt of the request.

RIGHT TO CANCEL

An Applicant has a limited right to return the Contract for cancellation by returning the Contract, by mail or personal delivery, to the Company or to the agent who sold the Contract. The Contract must be returned either (1) within 10 days after delivery of the Contract to the Contract Owner, (2) within 45 days of completion of the contract application, or (3) within 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant (whichever is latest). The Company will return to the Applicant a refund of the greater of all premium payments paid for the Contract, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Underlying Fund(s), (2) the value of the amounts allocated to the Underlying Fund(s) on the date on which the Company receives the returned Contract, and (3) any fees and other charges imposed on amounts allocated to the Underlying Fund(s).

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE

Upon receipt of a Premium Payment, and before allocation of the payment among the Underlying Funds, the Company will deduct a front-end sales charge of 2.5%. This charge will be reduced to 2% for Contracts with an initial Stated Amount of $500,000 or more, and 0% for Contracts with an initial Stated Amount of $1,000,000 or more.

There will be additional sales charges assessed upon any full or partial surrender. (See "Surrender Charges" below.)

Sales charges are intended to cover the Company's actual sales expenses, including agent sales commissions, advertising and the printing of the prospectuses. The Company expects to recover the sales expenses of a contract. To the extent sales expenses are not covered by the sales charges, the Company will recover such expenses from its surplus. This surplus may include profit from the mortality and expense risk charge.

STATE PREMIUM TAX CHARGE

A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Contracts issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a contract owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed in his or her jurisdiction.

The Company also reserves the right to charge the assets of each Sub-Account for a reserve for any income taxes payable by the Company on the assets attributable to that Sub-Account. (See "Federal Tax Considerations," page 20.)

MONTHLY DEDUCTION AMOUNT

In addition to deductions from premium payments, the Company will deduct from the Cash Value of the Contract a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Contract. The Monthly Deduction Amount will be deducted pro rata from each of the Sub-Accounts attributable to the Contract on the first day of each Contract Month (the "Deduction Date"), commencing on the Contract Date. The dollar amount of the Deduction Amount will vary from month to month.

The following is a summary of monthly charges and expenses which make up the Monthly Deduction Amount.

COST OF INSURANCE CHARGE

The cost of insurance charge, which is deducted monthly, may vary from month to month since it depends on a number of variables that are determined on each Deduction Date. This charge is equal to the difference between the Death Benefit payable under the Contract and the Cash Value of the Contract, each determined on the Deduction Date, multiplied by a monthly "cost of insurance rate," i.e., a monthly rate charged for each dollar of insurance coverage. The cost of insurance rate varies annually and is based on the attained age, sex and risk class of the insured (except in the State of Montana where no distinction is made on the basis of sex). The cost of insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables ("1980 Tables"). Substandard risks will have monthly deductions based on cost of insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed cost of insurance rates per $1,000 will be included in each Contract; however, the Company reserves the right to use rates (current rates) less than those shown in the 1980 Tables. Although guaranteed rates do not distinguish between smokers and non-smokers, there will be separate current cost of insurance tables for these two groups. Any changes in the cost of insurance rates will be made uniformly for all Insureds in the same risk class. The cost of insurance charge is to cover the Company's expected mortality cost for basic insurance coverage, not including supplemental benefit provisions.

Because the Cash Value and, under certain conditions, the Death Benefit of a Contract may vary from month to month, the cost of insurance charge may also vary on each Deduction Date. In addition, Applicants should note that the cost of insurance charge is based on the difference between the Death Benefit payable under the Contract and the Cash Value of the Contract. For Option 1, an increase in the Cash Value or a decrease in the Death Benefit would result in a smaller cost of insurance charge assuming that everything else remains the same; while a decrease in the Cash Value or an increase in the Death Benefit would result in a larger cost of insurance charge. (See "Changes in Death Benefit Option," page 13 and "Changes in Stated Amount," page 13 for a discussion of the effect of changes in the Stated Amount on the cost of insurance.)

CONTRACT ADMINISTRATIVE CHARGE

The Company deducts a monthly administrative charge from the Cash Value of the Contract during the first three Contract Years, and upon any increase in the Stated Amount for three years from the date of the increase. The amount of this charge varies by issue age and initial Stated Amount, and will be shown in the Contract (see Appendix C). The administrative charge does not apply to Cost of Living Adjustment increases or to an increase in the Stated Amount resulting from a change in a Death Benefit option. The proceeds from this charge are expected to pay for the expenses associated with the issuance of the Contract, and is set at a level which does not exceed the average expected cost of these administrative services. The monthly administrative charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Charges," page 10.)

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

The Company will include a supplemental benefits charge in the Monthly Deduction Amount if the Contract Owner has elected any of the following supplemental benefit provisions: Accidental Death Benefit, Waiver of Monthly Deduction Rider, and Spouse or Children Term Riders. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

A daily charge is deducted from Fund UL for mortality and expense risks assumed by the Company. The current charge is at an annual rate of 0.60% of the assets in the Separate Account; however, the Contract provides that the maximum charge for mortality and expense risks will not exceed 0.80%. The mortality risk assumed is that the actual cost of insurance charge specified in the Contract may be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set forth in the Contract. If all money collected by the Company from this charge is not needed to cover the mortality and expenses costs, the excess will be contributed to the Company's general account.

ADMINISTRATIVE EXPENSE CHARGE

The Company reserves the right to deduct a daily charge from Fund UL for administrative expenses incurred by the Company. The maximum charge is equivalent on an annual basis to 0.10% of the assets in the Separate Account; however, the Company does not currently assess this charge. The administrative expense charge, if assessed, is expected to cover administrative costs associated with the maintenance of the Contract, and the maximum fee is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force.

CHARGES AGAINST THE UNDERLYING FUNDS

Fund UL purchases shares of the Underlying Funds at net asset value. The net asset value of the Underlying Fund shares reflects investment advisory fees and other expenses already deducted from the assets of the Underlying Funds. The investment advisory fees and other expenses applicable to each of the Underlying Funds is described in the individual prospectuses for the Underlying Funds.

SURRENDER CHARGES

There are two types of contingent surrender charges that can apply under the
Contract: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge. These surrender charges are contingent because they only apply during the first ten Contract Years (or the first ten years following an increase in Stated Amount). Both charges apply upon a full surrender of the Contract. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE

A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Contract during the first ten Contract Years (or during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

(a) 6% of the amount of Cash Value being surrendered; or

(b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

(c) 9% of the total Annual Minimum Premiums for each full or partial Contract Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")

For example (as illustrated on page 29), a Contract with a Stated Amount of $150,000 for a 45-year old male who pays a premium of $1,895 per year for five years (a total of $9,475), and then fully surrenders the Contract for its Cash Value of $5,856 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $351, because (a) is $351 (6% of $5,837); (b) is $569 (6% of the $9,475 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $351, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE

A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Contract Years or the ten years following an increase in Stated Amount (other than an increase due to a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by Stated Amount and original issue age, and increases with the issue age of the Insured. For example, for Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45 year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.


No more than 20% of the Per Thousand of Stated Amount Charge is a sales charge. The remainder is designed to compensate the Company for administrative expenses not covered by other administrative charges. The administrative expense charge component of the Per Thousand of Stated Amount charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force. This administrative charge component of the Surrender Charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Charges," page 10.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B, and have been further split into the sales charge component and the administrative charge component in Appendices B(1) and B(2), respectively.


MAXIMUM SALES CHARGES

Although the total sales charges assessed under the Contract will vary based on issue age, sex, year of surrender, amount of premium paid and amount surrendered, the maximum total sales charge for any Contract will never exceed 26.7% of the total premiums paid.

As stated above, the front-end sales charge for a Contract with no full or partial surrenders will never exceed 2.5% of actual premiums paid. The sales charges for a Contract with full or partial surrenders will vary, but in no event will they exceed the percentage of premiums paid as shown below.

                                         MAXIMUM SALES CHARGES
CONTRACT YEAR OF SURRENDER           (AS A % OF PREMIUM PAYMENTS)
------------------------------------------------------------------
             1                                    26.7%
             2                                    24.9
             3                                    23.1
             4                                    21.2
             5                                    19.4
             6                                    16.1
             7                                    14.4
             8                                    12.5
             9                                    10.6
            10                                     8.8
            11+                                    2.5

As the table demonstrates, the maximum sales charge for any Contract is less than 26.7% in every Contract Year other than the first (or in every year after the first year following an increase).

For example, a Contract with a Stated Amount of $150,000 for a 45-year old male who paid an initial premium of $1,895 (approximately 125% of the annual minimum premium), and who surrendered during the first year, would have a maximum sales load of $376 (20% of actual premium paid). If, instead, he paid $1,895 per year for five years (or $9,475) and surrendered in the sixth year, the maximum sales load would be $913 (9.6% of actual premiums paid).

TRANSACTION CHARGE

The Company reserves the right to limit free transfers of Cash Value from one Sub-Account to another by the Contract Owner to four times in any Contract Year, and to charge $10.00 for any additional transfers. There is currently no charge for transfers.

REDUCTION OR ELIMINATION OF CHARGES

The Company may offer the Contract in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. The Company may reduce or eliminate sales charges and administrative charges in such arrangements to reflect the reduced sales expenses and administrative costs expected as a result of sales to a particular group.

                          CONTRACT BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

DEATH BENEFIT

As with traditional life insurance contracts, the Death Benefit under the Contract is the amount paid to the named beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and contract loans. All or part of the Death Benefit may be paid in cash or applied under one or more of the payment options described on page 16.

Each Contract Owner may elect one of two Death Benefit options set forth in the Contract for calculating the amount of the Death Benefit. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Contract or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Contract plus the Cash Value

(determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. The Minimum Amount Insured is the amount required to qualify the Contract as a life insurance contract under the current federal tax law. Under that law, the Minimum Amount Insured is equal to a stated percentage of the Cash Value of the Contract determined as of the first day of each Contract Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured will be set forth in the Contract and may change as federal income tax laws or regulations change. The percentages used to calculate the Minimum Amount Insured decrease after the age of 40. The following is a schedule of the applicable percentages:

                              % SHALL DECREASE
                                BY A RATABLE
      ATTAINED AGE                PORTION
------------------------     FOR EACH FULL YEAR
MORE            BUT NOT      ------------------
THAN           MORE THAN     FROM           TO
-----------------------------------------------
 0                 40        250            250
40                 45        250            215
45                 50        215            185
50                 55        185            150
55                 60        150            130
60                 65        130            120
65                 70        120            115
70                 75        115            105
75                 90        105            105
90                 95        105            100

The federal tax law imposes another cash funding limitation on cash value life insurance contracts that, when applicable, may increase the Minimum Amount Insured in excess of the figures shown in the schedule above. This limitation is known as the "guideline premium limitation," and it is generally applicable during the early years of variable universal life insurance contracts.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Contract. Both sets of examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding contract loan.

                       OPTION 1 -- STATED AMOUNT: $75,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Contract is generally equal to the Stated Amount of $75,000. Since the Contract is designed to qualify as a life insurance contract, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

     EXAMPLE ONE. If the Cash Value of the Contract equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 X 250%). If the Death Benefit in the Contract is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($25,000), then the Death Benefit would be $75,000.

     EXAMPLE TWO. If the Cash Value of the Contract equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 X 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($100,000).

     EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Contract equals $44,000, the Minimum Amount Insured would be $106,920 ($44,000 X 243%) (243% is the applicable percentage for a 41-year old insured). The Death Benefit would be equal to $106,920 which is the greater of the Stated Amount ($75,000) and the Minimum Amount Insured ($106,920).

     EXAMPLE FOUR. The Death Benefit may also increase or decrease with the investment experience of the applicable Underlying Funds to the extent the Minimum Amount Insured exceeds the Stated Amount. Consequently, if the 41-year old Insured has a Cash Value equal to $35,000 instead of $44,000, the Death Benefit would be $85,050 ($35,000 X 243%).

                       OPTION 2 -- STATED AMOUNT: $75,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit will vary with the investment experience of the applicable Underlying Funds and will generally be equal to the Stated Amount plus the Cash Value of the Contract (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

     EXAMPLE ONE. If the Cash Value of the Contract equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 X 250%). The Death Benefit ($85,000) would be equal to the Stated Amount ($75,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

     EXAMPLE TWO. If the Cash Value of the Contract equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 X 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($75,000 + $60,000 = $135,000).

     EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Contract equals $65,000, the Minimum Amount Insured would be $157,950 ($65,000 X 243%) (243% is the applicable percentage for a 41-year old Insured). The resulting Death Benefit under the Contract would be equal to $157,950 because the Minimum Amount Insured ($157,950) is greater than the Stated Amount plus the Cash Value ($75,000 + $65,000 = $140,000).

     EXAMPLE FOUR. The Death Benefit may also increase or decrease with the investment experience of the applicable Underlying Funds. Consequently, if a 41-year old Insured has a Cash Value of $50,000 instead of $65,000, the Death Benefit would be $125,000 because the Stated Amount plus the Cash Value ($75,000 + $50,000 = $125,000) is greater than the Minimum Amount Insured ($50,000 X 243% = $121,500).

As long as the Contract remains in effect, the Company guarantees that the Death Benefit under either option will not be less than the current Stated Amount of the Contract less any outstanding contract loan or Deduction Amount due but unpaid. The Death Benefit under either option may vary with the Cash Value of the Contract. Under Option 1, the Death Benefit equals the Stated Amount and will vary only when the Minimum Amount Insured exceeds the Stated Amount of the Contract. Under Option 2, the Death Benefit equals the Stated Amount plus the Cash Value, unless the Minimum Amount Insured is greater, in which case the Death Benefit is the greater amount.


Death Benefits are payable within seven days of the Company's receipt of satisfactory proof of the Insured's death. The amount of Death Benefit actually paid to the Contract beneficiary may be adjusted to reflect any contract loan, suicide by the Insured within two years after the Issue Date of the Contract, any material misstatements in the contract application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Contract. (See "Assignment", page 19.) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Contract Owner that the Cash Surrender Value of the Contract is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Contract, the Death Benefit actually paid to the Contract Owner's beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," page 13, for effects of partial cash surrenders on Death Benefits.)

CHANGES IN DEATH BENEFIT OPTION


A Contract Owner may change the Death Benefit option at any time prior to the Insured's death by sending a written request to the Company. There is no direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits" on page 21. However, the change could affect future values of Net Amount at Risk, and with some Option 2 to Option 1 changes involving substantially funded Contracts, there may be a cash distribution which is included in the gross income of the Contract Owner. Consequently, the cost of insurance charge which is based on the Net Amount at Risk may be different in the future. If the change is from Option 2 to Option 1, the Stated Amount of the Contract will be increased by the Cash Value (determined on the day the Company receives the written change request or on the date the change is requested to become effective, if later). If the change is from Option 1 to Option 2, the Stated Amount of the Contract will be decreased by the Cash Value (determined on the date the Company receives the written change request) so that the Death Benefit payable under Option 2 at the time of the change will equal that which would have been payable under Option 1. A person who wishes a level Net Amount at Risk and an increasing Death Benefit may choose to change from Option 1 to Option 2. Likewise, a person who wishes a level Death Benefit and a decreasing Net Amount at Risk would choose Option 1, not Option 2. No change from Option 1 to Option 2 will be permitted if the change results in a Stated Amount of less than the minimum amount of $75,000.


CHANGES IN STATED AMOUNT

A Contract Owner may request in writing that the Stated Amount of the Contract be increased or decreased, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Contract may cause a cash distribution that is includable in the gross income of the Contract Owner.

For increases in the Stated Amount, the Company may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be as shown on the new Contract Summary which the Company will send to the Contract Owner. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Contract Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.

BENEFITS AT MATURITY

If the Insured is living on the Maturity Date (the anniversary of the Contract Date on which the Insured is age 95), the Company will pay the Contract Owner the Cash Value of the Contract, less any outstanding contract loan or Deduction Amount due and unpaid. The Contract Owner must surrender the Contract to the Company before such payment can be made, at which point the Contract will terminate and the Company will have no further obligations under the Contract.

CASH VALUE AND CASH SURRENDER VALUE

As with traditional life insurance, each Contract will have a Cash Value. The Cash Value of a Contract changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Underlying Funds, as well as any partial Cash

Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Contract is related to the net asset value of the Underlying Funds to which premium payments on the Contract have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Contract in each Sub-Account as of the Valuation Date by the current Accumulation Unit Value of that Sub-Account, then adding the collective result for each of the Sub-Accounts credited to the Contract, and finally adding the value (if any) of the Loan Account.

As long as the Contract is in effect, a Contract Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to surrender the Contract and receive its "Cash Surrender Value"; i.e., the Cash Value of the Contract determined as of the day the Company receives the Contract Owner's written request, less any outstanding contract loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Contract within seven days following its receipt of the written request or on the date requested by the Contract Owner, whichever is later. The Contract will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Contract Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Sub-Accounts attributable to the Contract (unless the Contract Owner states otherwise in writing).

In addition to reducing the Cash Value of the Contract, partial cash surrenders will reduce the Death Benefit payable under the Contract. Under Option 1, the Stated Amount of the Contract will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Contract to record such reduction. Because the Stated Amount of a Contract may not be less than the minimum $75,000, no partial cash surrenders will be permitted which will reduce the Stated Amount below this minimum.

TRANSFER OF CASH VALUE

As long as the Contract remains in effect, the Contract Owner may request that all or a portion of the Cash Value of a particular Sub-Account be transferred to other Sub-Accounts. The Contract Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone by calling 1-800-334-4298 (proper authorization and identification will be required for telephone transfers). The Company reserves the right to restrict the number of such transfers to four times in any Contract Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers.

As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred from the Sub-Account by the Accumulation Unit Value of that Sub-Account on the Valuation Date on which the Company receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred to the Sub-Account by the Accumulation Unit Value of that Sub-Account on the Valuation Date on which the Company receives the transfer request.

DOLLAR-COST AVERAGING (AUTOMATED TRANSFERS)

You may establish automated transfers of Contract Values on a monthly or quarterly basis from certain of the Sub-Accounts to other Sub-Accounts through written request or other method acceptable to the Company. You must have a minimum total Contract Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Contract, including provisions relating to the transfer of money between Sub-Accounts. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Contract Value, Contract Owners should consider the risks involved in switching between investments available under this Contract. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

CONTRACT LOANS

A Contract Owner may obtain a cash loan from the Company secured by the Contract not to exceed 90% of the Contract's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties. (This amount is 80% for loans taken prior to July 12, 1995.) No loan requests may be made for amounts of less than $100.00. If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. Interest on a contract loan will be 7.4% per year (6% in the Virgin Islands) and is payable in advance each year the loan is outstanding. Interest not paid when due will be added to the outstanding amount of the loan for the next Contract Year and will bear interest at the same rate.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Sub-Accounts attributable to the Contract (unless the Contract Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Underlying Funds. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Sub-Accounts applicable to the Contract (unless the Contract Owner states otherwise). The Company will make the loan to the Contract Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases Cash Surrender Value. If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Contract to lapse (see "Lapse and Reinstatement" below). For example, if a Contract has a Cash Surrender Value of $10,000, the Contract Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Contract Owner was not credited with the investment experience of an Underlying Fund on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Contract may be repaid while the Contract is still in effect.

LAPSE AND REINSTATEMENT

The Contract will remain in effect until the Cash Surrender Value of the Contract is insufficient to cover the Monthly Deduction Amount. If such event occurs, the Company will give written notice to the Contract Owner indicating that if the amount shown in the notice (which will be sufficient to cover the Deduction Amount due) is not paid within 61 days (the "Late Period"), the Contract may lapse. The Contract will continue through the Late Period, but if no payment is forthcoming, it will terminate at the end of the Late Period. If the person insured under the Contract dies during the Late Period, the Death Benefit payable under the Contract will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding contract loan. (See "Death Benefit," page 10.)

If the Contract lapses, the Contract Owner may reinstate the Contract upon payment of the reinstatement premium (and any applicable charges) shown in the Contract. A request for reinstatement may be made at any time within three years of lapse. The Net Premium due upon reinstatement is at least one-quarter of the Annual Minimum Premium, as shown in Appendices A and B, less any charges or fees, calculated as of the Deduction Date next following receipt of premium by the Company. The Cash Value of the Contract upon reinstatement will be equal to the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

EXCHANGE RIGHTS

Once the Contract is in effect, it may be exchanged at any time during the first 24 months after its issuance for a general account life insurance contract issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance contract will be as described in that contract. No evidence of insurability will be required. The Contract Owner has the right to select the same Death Benefit or Net Amount at Risk as the former Contract. Cost of insurance rates will be based on the same risk classification as those of the former Contract. Any outstanding contract loan must be repaid before the Company will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two contracts.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

Proceeds payable under the Contract will be paid in a lump sum, unless the Contract Owner selects one of the Company's payment options. Payment of proceeds which exceed the Death Benefit may be deferred for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless the Company consents to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Underlying Funds.

The following payment options are available under the Contract:

OPTION 1 -- Payments of a Fixed Amount

OPTION 2 -- Payments for a Fixed Period

OPTION 3 -- Amounts Held at Interest

OPTION 4 -- Monthly Life Income

OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment Reduces
            on Death of First Person Named

OPTION 8 -- Other Options


The Company will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50.00, the Company may make payments less often. If the Company has declared a higher rate under an option at the date the first payment under an option is due, the Company will base the payments on the higher rate.

                          EXAMPLE OF CONTRACT CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Contract based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.


Male, Age 35                                                   Face Amount: $100,000
Preferred Non-Smoker                                           Level Death Benefit Option
Annual Premium: $850.00                                        Current Charges
Hypothetical Gross Annual Investment Rate of Return: 8%



                                                                                     TOTAL MONTHLY DEDUCTION
                                 SURRENDER CHARGES              SALES CHARGE           FOR THE POLICY YEAR
                          -------------------------------       COMPONENT OF       ----------------------------
                                           ADMINISTRATIVE     SURRENDER CHARGE      COST OF
POLICY     CUMULATIVE     SALES CHARGE         CHARGE             AS % OF          INSURANCE     ADMINISTRATIVE
 YEAR       PREMIUMS       COMPONENT         COMPONENT           CUM. PREM.         CHARGES         CHARGES
------     ----------     ------------     --------------     ----------------     ---------     --------------
 1         $   850.00        $91.20           $ 364.80             10.73%           $ 145.00         $96.00
 2         $ 1,700.00        $90.40           $ 361.60              5.32%           $ 157.00         $96.00
 3         $ 2,550.00        $90.00           $ 360.00              3.53%           $ 168.00         $96.00
 5         $ 4,250.00        $92.80           $ 371.20              2.18%           $ 190.00         $    0
 10        $ 8,500.00        $59.40           $ 237.60              0.70%           $ 250.00         $    0



 Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.



                                 OTHER MATTERS

--------------------------------------------------------------------------------

VOTING RIGHTS

In accordance with its view of present applicable law, the Company will vote the shares of the Underlying Funds at regular and special meetings of the shareholders of the Underlying Funds in accordance with instructions from Contract Owners (or the contract beneficiaries, as the case may be) having a voting interest in Fund UL. The Company will vote shares for which no instructions have been given or shares which are not otherwise attributable to Contract Owners in the same proportion as it votes shares for which it has received instructions. If the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

The voting interests of the Contract Owner (or the beneficiary) in the Underlying Funds will be determined as follows: Contract Owners may cast one vote for each $100 of Cash Value of the Contract allocated to the Sub-Account, the assets of which are invested in the particular Underlying Fund on the record date for the shareholder meeting for that Fund. Fractional votes are counted. If, however, a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan will not be considered in determining the voting interests of the Contract Owner.

Contract Owners should review the prospectuses for the Underlying Funds to determine matters on which shareholders may vote and the definition of a majority vote required on some matters.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, the Company may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objective or policies of Fund UL or one of the Underlying Funds, or to approve or disapprove an investment advisory contract of one of the Underlying Funds. In addition, the Company may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any of the Underlying Funds which are initiated by a Contract Owner if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if the Company determines that the change would have an adverse effect on its general account in that the proposed investment policy for an Underlying Fund may result in overly speculative or unsound investments. In the event that the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS

The Company will maintain all records relating to Fund UL and the Sub-Accounts. At least once in each Contract Year, the Company will send to Contract Owners a statement containing the following information: (1) the Stated Amount and the Cash Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each SubAccount and the corresponding Accumulation Unit Value); (2) the date and amount of each premium payment; (3) the date and amount of each Monthly Deduction; (4) the amount of any outstanding contract loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account; (5) the date and amount of any partial cash surrenders and the amount of any surrender charges; (6) the annualized cost of any supplemental benefits purchased under the Contract; and (7) a reconciliation since the last report of any change in Cash Value and Cash Surrender Value. The Company will also send any other reports required by any applicable state or federal laws or regulations.

LIMIT ON RIGHT TO CONTEST

The Company may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Contract is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date. In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding contract loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Contract would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Contract may cause a cash distribution that is includable in whole or in part in the gross income of the Contract Owner.

SUSPENSION OF VALUATION

The Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the securities held in the Sub-Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Sub-

Account's net assets; or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders.

BENEFICIARY

The Applicant names the beneficiary in the application for the Contract. The Contract Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no beneficiary is living when the Insured dies, the Death Benefit will be paid to the Contract Owner, if living; otherwise, the Death Benefit will be paid to the Contract Owner's estate.

ASSIGNMENT

The Contract may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Contract.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL


The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.



IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.



THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE

LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

                            TAX STATUS OF THE POLICY

--------------------------------------------------------------------------------


DEFINITION OF LIFE INSURANCE



Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.



With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.



The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.



DIVERSIFICATION



Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. Separate Account Four, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.



INVESTOR CONTROL



In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.



The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy

Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.



The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.



                        TAX TREATMENT OF POLICY BENEFITS

--------------------------------------------------------------------------------


IN GENERAL



The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.



In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.



Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore it is important to check with a tax advisor prior to the purchase of a policy.



MODIFIED ENDOWMENT CONTRACTS



In light of Policy premium requirements, a Policy will, in almost all cases, be a modified endowment contract. (See, however, the discussion below on a Policy issued in exchange for another life insurance contract.)



Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.



The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.



EXCHANGES


Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.


AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS



In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.



POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS



Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the owner and no part of a loan will constitute income to the owner. However, the treatment of loans taken on earnings after the tenth Policy Year, or of loans taken to acquire a Travelers long-term care policy is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.


Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.


                           THE COMPANY'S INCOME TAXES

--------------------------------------------------------------------------------


The Company currently makes no charge to the Separate Account for any federal, state or local taxes that it incurs that may be attributable to the Separate Account or to the Policies. The Company reserves the right, however, to make a charge for any tax or other economic burden responsibility from the application of tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                         DISTRIBUTION OF THE CONTRACTS

--------------------------------------------------------------------------------


The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. Any sales representative or employee will have been qualified to sell variable life insurance contracts under applicable federal and state laws. The maximum commission payable by the Company for distribution is 50% of annual minimum premium.


                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Travelers Group Inc. include, prior to December 31, 1993, Primerica Corporation or its predecessors.


                            DIRECTOR
   NAME AND POSITION         SINCE                                     PRINCIPAL BUSINESS
------------------------    --------     ------------------------------------------------------------------------------
Michael A. Carpenter          1995       Chairman (since January 1995), President and Chief Executive Officer of The
  Director                               Travelers Insurance Company since June 1995; President and Chief Executive
                                         Officer of The Travelers Insurance Company; Executive Vice President of
                                         Travelers Group Inc. since January 1995; Chairman, President and Chief
                                         Executive Officer (1989-1994), Kidder Peabody Group Inc.
Robert I. Lipp                1994       Chairman, President and Chief Executive Officer since April 1996 of
  Director                               Travelers/Aetna Property Casualty Corp.; Chief Executive Officer and Director
                                         of The Travelers Insurance Group Inc. since December 1993; Vice Chairman and
                                         Director of Travelers Group Inc. since 1991; Chairman and Chief Executive
                                         Officer of Commercial Credit Company (1991-1993); Executive Vice President
                                         (1986-1991), Primerica Corporation.
Marc P. Weill                 1994       Senior Vice President-Investments since December 1993 and Chief Investment
  Director                               Officer since 1995 of The Travelers Insurance Group Inc.; Senior Vice
                                         President and Chief Investment Officer of Travelers Group Inc.; Vice President
                                         (1990-1992), Primerica Corporation; Vice President (1989-1990), Smith Barney
                                         Inc.
George C. Kokulis             1996       Senior Vice President since September 1995, Vice President (1993-1995) of The
  Director                               Travelers Insurance Company.
Jay S. Benet                  1996       Senior Vice President since February 1994 and Vice President (1990-1994) of
  Director                               The Travelers Insurance Company; Partner (1986-1990) of Coopers & Lybrand.
Ian R. Stuart                 1996       Senior Vice President since November, 1996; Chief Financial Officer; Chief
  Director                               Accounting Officer and Controller since March 1996. Vice President (1991-1996)
                                         of The Travelers Insurance Company.
Katherine M. Sullivan         1996       Senior Vice President and General Counsel since May 1996 of The Travelers
  Director                               Insurance Company; Senior Vice President and General Counsel (1994-1996)
                                         Connecticut Mutual; Special Counsel and Chief of Staff (1998-199)  Aetna Life
                                         & Casualty.


---------------

* Principal business address: Travelers Group Inc., 388 Greenwich Street, New York, New York.

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY


The following are the Senior Officers of The Travelers Insurance Company (other than Directors listed above) as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.



            NAME                   POSITION WITH INSURANCE COMPANY
----------------------------     ------------------------------------
Stuart Baritz                    Senior Vice President
Warren H. May                    Senior Vice President
David A. Tyson                   Senior Vice President
F. Denney Voss                   Senior Vice President
W. Douglas Willet                Senior Vice President
Jay S. Fishman                   Senior Vice President
Barry Jacobson                   Senior Vice President
Russell H. Johnson               Senior Vice President
Elizabeth C. Georgakopolous      Senior Vice President


           -------------------------------------
           * Principal business address: Smith Barney Inc., 388
             Greenwich Street, New York, New York.

Information relating to the management of the Underlying Funds is contained in the Underlying Fund prospectuses.


                         LEGAL PROCEEDINGS AND OPINION

--------------------------------------------------------------------------------


There are no pending material legal proceedings affecting the Contract, Fund UL or any of the Underlying Funds. Legal matters in connection with federal laws and regulations affecting the issue and sale of the variable universal life insurance contract described in this Prospectus and the organization of the Company, its authority to issue the Contract under Connecticut law and the validity of the forms of the Contract under Connecticut law have been passed on by the General Counsel of the Company.


                            INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Fund UL. The services provided to Fund UL include primarily the audit of Fund UL's financial statements. The financial statements of Fund UL have been audited by Coopers & Lybrand L.L.P., as indicated in their report thereon and included herein in reliance upon the authority of said firm as experts in accounting and auditing.



The consolidated financial statements and schedules of The Travelers Insurance Company and Subsidiaries (the "Company") as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.


                             REGISTRATION STATEMENT
--------------------------------------------------------------------------------

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits, to which reference is made for further information concerning Fund UL, the Underlying Funds, the Company and the Contract.

                                 ILLUSTRATIONS

--------------------------------------------------------------------------------


The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Contracts issued to a 25 year old male and a 45 year old male. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Contract.


For each issue age (25 and 45), there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, mortality and expense risk charge, and administrative expense charge allowable under the Contract are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age and amount of insurance. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).


The values shown in these illustrations vary according to the assumptions used for expense charges, credited interest and mortality charges. Interest is assumed to be credited to the Account Value at the net investment rate of return, which is equal to the hypothetical gross investment rate of return (0%, 6% or 12%) minus either 1.58 for guaranteed charges, or 1.28 for current charges. The guaranteed charge consists of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and .68% for Underlying Fund expenses. The current charge consists of 0.60% for mortality and expense risks, and .68% for Underlying Fund expenses.



The charge for Underlying Fund expenses for all illustrations is an average of the investment advisory fees and other expenses charged by all of the Underlying Funds. The Underlying Fund expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect. For the year ended December 31, 1996, these reimbursement agreements affected the total operating expenses of the Underlying Funds as follows:



1. The Company has agreed to reimburse Capital Appreciation Fund (CAF), Cash Income Trust (CIT), High Yield Bond Trust (HYBT), Managed Assets Trust (MAT), the U.S. Government Securities Portfolio (USGSP) and the Utilities Portfolio
(UP), for the amount by which each fund's aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceed 1.25%. The expense reimbursement agreement did not affect the operating expenses of any of these funds during 1996.



2. The Company has agreed to reimburse Travelers Zero Coupon Bond Portfolio 1998, 2000 and 2005 for the amount by which each Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions interest charges and taxes exceed .15%. In the absence of the reimbursement agreement with the Company, the operating expenses in 1996 would have been 2.82%, 2.49% and 2.17%, respectively.



3. The administrator and investment adviser for the Dreyfus Stock Index Fund have agreed to reimburse the Fund for expenses in excess of 0.40%.



4. No reimbursement arrangements were in effect for the Templeton Stock, Bond and Asset Allocation Funds during 1996.



5. FMR or the Fidelity funds have entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without this reduction, Total Underlying Fund Expenses would have been: Equity Income Portfolio; 0.58%, Growth Portfolio, 0.69%; and Asset Manager Portfolio, 0.74%. No reimbursement arrangement affected the High Income Portfolio.



6. During the fiscal year ended October 31, 1996, there were no fees waived or expenses reimbursed for the Smith Barney Income and Growth Portfolio, Alliance Growth Portfolio, Smith Barney High Income Portfolio, or the MFS Total Return Portfolio.

Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Contract Owners.

As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no contract loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Fund UL, since the Company is not currently deducting such charges from Fund UL. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.


Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                     INVEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 25                                                Face Amount: $150,000
Preferred, Non-Smoker                                             Annual Premium: $774.38


          TOTAL
         PREMIUMS              DEATH BENEFIT                       CASH VALUE                  CASH SURRENDER VALUE
         WITH 5%      --------------------------------    -----------------------------    -----------------------------
YEAR     INTEREST        0%          6%         12%         0%        6%         12%         0%        6%         12%
------------------------------------------------------------------------------------------------------------------
1            813       150,000     150,000     150,000       245        273         301         0          0           0
2          1,667       150,000     150,000     150,000       486        558         634        41        109         180
3          2,563       150,000     150,000     150,000       723        856       1,001       311        436         572
4          3,505       150,000     150,000     150,000     1,243      1,462       1,711       844      1,050       1,284
5          4,493       150,000     150,000     150,000     1,756      2,096       2,496     1,373      1,693       2,069
6          5,531       150,000     150,000     150,000     2,262      2,760       3,365     1,895      2,363       2,932
7          6,620       150,000     150,000     150,000     2,762      3,455       4,325     2,412      3,063       3,908
8          7,764       150,000     150,000     150,000     3,252      4,180       5,356     2,919      3,810       5,016
9          8,966       150,000     150,000     150,000     3,732      4,934       6,554     3,415      4,609       6,229
10        10,227       150,000     150,000     150,000     4,196      5,714       7,837     3,917      5,435       7,558
15        17,546       150,000     150,000     150,000     6,216      9,969      16,380     6,216      9,969      16,380
20        26,886       150,000     150,000     150,000     7,606     14,782      30,017     7,606     14,782      30,017
25        38,807       150,000     150,000     150,000     8,194     20,112      52,093     8,194     20,112      52,093
30        54,021       150,000     150,000     150,000     7,735     25,874      88,476     7,735     25,874      88,476
35        73,439       150,000     150,000     197,962     5,762     31,806     148,962     5,762     31,806     148,962
40        98,222       150,000     150,000     299,325       874     36,858     247,717       874     36,858     247,717


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                     INVEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                     ILLUSTRATED WITH GUARANTEED CHARGES**


Male, Issue Age 25                                                Face Amount: $150,000
Preferred, Non-Smoker                                             Annual Premium: $774.38


          TOTAL
         PREMIUMS              DEATH BENEFIT                       CASH VALUE                  CASH SURRENDER VALUE
         WITH 5%      -------------------------------     ----------------------------     ----------------------------
YEAR     INTEREST       0%          6%          12%        0%         6%         12%        0%         6%         12%
------------------------------------------------------------------------------------------------------------------
1            813      150,000     150,000     150,000       180        206         232         0          0           0
2          1,667      150,000     150,000     150,000       362        426         493         0          0          48
3          2,563      150,000     150,000     150,000       543        658         784       141        250         368
4          3,505      150,000     150,000     150,000     1,008      1,195       1,409       624        799       1,000
5          4,493      150,000     150,000     150,000     1,464      1,755       2,097     1,099      1,372       1,694
6          5,531      150,000     150,000     150,000     1,909      2,334       2,851     1,563      1,963       2,449
7          6,620      150,000     150,000     150,000     2,340      2,932       3,677     2,015      2,572       3,272
8          7,764      150,000     150,000     150,000     2,755      3,548       4,578     2,452      3,197       4,208
9          8,966      150,000     150,000     150,000     3,153      4,178       5,561     2,871      3,853       5,236
10        10,227      150,000     150,000     150,000     3,530      4,823       6,632     3,272      4,544       6,353
15        17,546      150,000     150,000     150,000     5,017      8,159      13,537     5,017      8,159      13,537
20        26,886      150,000     150,000     150,000     5,553     11,386      23,900     5,553     11,386      23,900
25        38,807      150,000     150,000     150,000     4,777     14,051      39,698     4,777     14,051      39,698
30        54,021      150,000     150,000     150,000     1,992     15,275      64,339     1,992     15,275      64,339
35        73,439            0*    150,000     150,000         0*    13,240     104,118         0*    13,240     104,118
40        98,222            0*    150,000     204,981         0*     4,697     169,913         0*     4,697     169,913


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

 * Insufficient cash value would be developed to continue the contract without additional premium payments.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                     INVEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                                                                   Face Amount: $150,000
 Preferred, Non-Smoker                                                                           Annual Premium: $1,895.63

          TOTAL
         PREMIUMS
         WITH 5%               DEATH BENEFIT                        CASH VALUE                   CASH SURRENDER VALUE
YEAR     INTEREST        0%          6%         12%         0%         6%         12%         0%         6%         12%
------------------------------------------------------------------------------------------------------------------
1          1,990       150,000     150,000     150,000        887        965       1,044          0          0           0
2          4,080       150,000     150,000     150,000      1,733      1,945       2,167        660        859       1,068
3          6,275       150,000     150,000     150,000      2,534      2,935       3,374      1,521      1,898       2,311
4          8,579       150,000     150,000     150,000      3,724      4,385       5,136      2,746      3,367       4,073
5         10,998       150,000     150,000     150,000      4,858      5,862       7,043      3,920      4,864       5,974
6         13,539       150,000     150,000     150,000      5,944      7,374       9,122      5,049      6,395       8,036
7         16,206       150,000     150,000     150,000      6,980      8,922      11,387      6,131      7,956      10,388
8         19,007       150,000     150,000     150,000      7,961     10,502      13,857      7,161      9,611      12,966
9         21,947       150,000     150,000     150,000      8,884     12,114      16,550      8,135     11,829      15,765
10        25,035       150,000     150,000     150,000      9,734     13,742      19,478      9,057     13,065      18,801
15        42,950       150,000     150,000     150,000     12,951     22,276      38,858     12,951     22,276      38,858
20        65,815       150,000     150,000     150,000     13,330     30,542      69,535     13,330     30,542      69,535


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                     INVEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                                                                 Face Amount: $150,000
 Preferred, Non Smoker                                                                         Annual Premium: $1,895.63

          TOTAL
         PREMIUMS
         WITH 5%               DEATH BENEFIT                       CASH VALUE                  CASH SURRENDER VALUE
YEAR     INTEREST       0%           6%         12%        0%         6%         12%        0%         6%         12%
------------------------------------------------------------------------------------------------------------------
1          1,990      150,000      150,000     150,000      647         717         788        0           0           0
2          4,080      150,000      150,000     150,000    1,230       1,411       1,601      187         357         536
3          6,275      150,000      150,000     150,000    1,747       2,076       2,439      781       1,090       1,432
4          8,579      150,000      150,000     150,000    2,623       3,151       3,755    1,711       2,207       2,775
5         10,998      150,000      150,000     150,000    3,420       4,206       5,140    2,568       3,307       4,185
6         13,539      150,000      150,000     150,000    4,130       5,233       6,595    3,344       4,381       5,661
7         16,206      150,000      150,000     150,000    4,744       6,220       8,115    4,029       5,416       7,198
8         19,007      150,000      150,000     150,000    5,252       7,155       9,700    4,614       6,403       8,809
9         21,947      150,000      150,000     150,000    5,641       8,021      11,343    5,087       7,324      10,558
10        25,035      150,000      150,000     150,000    5,901       8,805      13,043    5,439       8,169      12,366
15        42,950      150,000      150,000     150,000    4,962      11,021      24,416    4,962      11,021      22,416
20        65,815            0*     150,000     150,000        0*      8,139      32,890        0*      8,139      32,890


These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

 * Insufficient cash value would be developed to continue the contract without additional premium payments.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (PER THOUSAND OF STATED AMOUNT)

AGE     MALE      FEMALE
---     -----     ------
 0       2.80      2.42
 1       2.69      2.47
 2       2.59      2.48
 3       2.58      2.47
 4       2.58      2.47
 5       2.58      2.47
 6       2.58      2.47
 7       2.60      2.49
 8       2.62      2.52
 9       2.66      2.56
10       2.72      2.62
11       2.80      2.68
12       2.89      2.76
13       3.01      2.84
14       3.13      2.94
15       3.25      3.04
16       3.38      3.16
17       3.51      3.28
18       3.62      3.40
19       3.72      3.47
20       3.81      3.53
21       3.90      3.60
22       3.98      3.67
23       4.05      3.73
24       4.08      3.71
25       4.13      3.76
26       4.30      3.93
27       4.45      4.09
28       4.61      4.26
29       4.76      4.41
30       4.92      4.60
31       5.12      4.80
32       5.32      5.02
33       5.52      5.22
34       5.74      5.46
35       5.98      5.71
36       6.33      6.01
37       6.66      6.31
38       7.01      6.64
39       7.34      6.97
40       7.69      7.34
41       8.17      7.75
42       8.66      8.18
43       9.14      8.62
44       9.63      9.11
45      10.11      9.59
46      10.79     10.13
47      11.47     10.70

AGE     MALE      FEMALE
---     -----     ------
48      12.15     11.29
49      12.83     11.89
50      13.51     12.51
51      14.42     13.18
52      15.34     13.86
53      16.24     14.53
54      17.16     15.29
55      18.07     16.10
56      19.43     17.11
57      20.79     18.20
58      22.16     19.35
59      23.52     20.51
60      24.88     21.68
61      27.11     22.98
62      29.34     24.27
63      31.57     25.59
64      33.80     27.01
65      36.03     28.57
66      38.86     30.12
67      41.70     31.63
68      44.52     33.29
69      47.36     35.39
70      49.76     37.75
71      54.39     40.67
72      59.04     44.16
73      63.71     48.15
74      68.41     52.54
75      72.60     57.27
76      80.21     62.20
77      87.34     67.37
78      94.52     73.00
79      101.76    79.30
80      109.06    86.49
81      120.34    94.56
82      131.76    103.39
83      143.32    112.96
84      155.03    123.28
85      166.88    138.49
86      170.39    149.27
87      177.17    159.84
88      191.28    171.55
89      208.18    185.73
90      241.15    203.75
91      254.21    225.63
92      282.60    250.53
93      314.35    278.47
94      349.51    309.50

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (FIRST YEAR)

                     STATED AMOUNT
          ------------------------------------
          $75,000      $500,000     $1,000,000
ISSUE        TO           TO           AND
 AGE      $499,999     $999,999       ABOVE
-----     --------     --------     ----------
   0         2.04         1.84          1.63
   1         2.04         1.84          1.63
   2         2.04         1.84          1.63
   3         2.04         1.84          1.63
   4         2.04         1.84          1.63
   5         2.19         1.97          1.75
   6         2.19         1.97          1.75
   7         2.21         1.99          1.77
   8         2.23         2.01          1.78
   9         2.26         2.03          1.81
  10         2.39         2.15          1.91
  11         2.46         2.21          1.97
  12         2.54         2.29          2.03
  13         2.65         2.39          2.12
  14         2.75         2.48          2.20
  15         2.76         2.48          2.21
  16         2.77         2.49          2.22
  17         2.79         2.51          2.23
  18         2.82         2.54          2.26
  19         2.90         2.61          2.32
  20         2.86         2.57          2.29
  21         2.93         2.64          2.34
  22         2.99         2.69          2.39
  23         3.04         2.74          2.43
  24         3.06         2.75          2.45
  25         3.08         2.77          2.46
  26         3.14         2.83          2.51
  27         3.25         2.93          2.60
  28         3.37         3.03          2.70
  29         3.47         3.12          2.78
  30         3.49         3.14          2.79
  31         3.64         3.28          2.91
  32         3.78         3.40          3.02

                     STATED AMOUNT
          ------------------------------------
          $75,000      $500,000     $1,000,000
ISSUE        TO           TO           AND
 AGE      $499,999     $999,999       ABOVE
-----     --------     --------     ----------
  33         3.92         3.53          3.14
  34         4.08         3.67          3.26
  35         4.19         3.77          3.35
  36         4.43         3.99          3.54
  37         4.66         4.19          3.73
  38         4.91         4.42          3.93
  39         5.14         4.63          4.11
  40         5.69         5.12          4.55
  41         6.05         5.45          4.84
  42         6.41         5.77          5.13
  43         6.76         6.08          5.41
  44         7.13         6.42          5.70
  45         7.18         6.46          5.74
  46         7.66         6.89          6.13
  47         8.14         7.33          6.51
  48         8.63         7.77          6.90
  49         9.11         8.20          7.29
  50        10.00         9.00          8.00
  51        10.67         9.60          8.54
  52        11.35        10.22          9.08
  53        12.02        10.82          9.62
  54        12.70        11.43         10.16
  55        13.01        11.71         10.41
  56        13.99        12.59         11.19
  57        14.97        13.47         11.98
  58        15.96        14.36         12.77
  59        16.93        15.24         13.54
  60        17.91        16.12         14.33
  61        19.52        17.57         15.62
  62        21.12        19.01         16.90
  63        22.73        20.46         18.18
  64        24.34        21.91         19.47
  65+       25.40        22.86         20.32

                                 APPENDIX B(1)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                            SALES CHARGE COMPONENT*
                                  (FIRST YEAR)

                     STATED AMOUNT
          ------------------------------------
          $75,000      $500,000     $1,000,000
ISSUE        TO           TO           AND
 AGE      $499,999     $999,999       ABOVE
-----     --------     --------     ----------
   0        0.41         0.37          0.33
   1        0.41         0.37          0.33
   2        0.41         0.37          0.33
 30.          41         0.37          0.33
   4        0.41         0.37          0.33
   5        0.44         0.39          0.35
   6        0.44         0.39          0.35
   7        0.44         0.40          0.35
   8        0.45         0.40          0.36
   9        0.45         0.41          0.36
  10        0.48         0.43          0.38
  11        0.49         0.44          0.39
  12        0.51         0.46          0.41
  13        0.53         0.48          0.42
  14        0.55         0.50          0.44
  15        0.55         0.50          0.44
  16        0.55         0.50          0.44
  17        0.56         0.50          0.45
  18        0.56         0.51          0.45
  19        0.58         0.52          0.46
  20        0.57         0.51          0.46
  21        0.59         0.53          0.47
  22        0.60         0.54          0.48
  23        0.61         0.55          0.49
  24        0.61         0.55          0.49
  25        0.62         0.54          0.48
  26        0.63         0.57          0.50
  27        0.65         0.59          0.52
  28        0.67         0.61          0.54
  29        0.69         0.62          0.56
  30        0.70         0.63          0.56
  31        0.73         0.66          0.58
  32        0.76         0.68          0.60

                     STATED AMOUNT
          ------------------------------------
          $75,000      $500,000     $1,000,000
ISSUE        TO           TO           AND
 AGE      $499,999     $999,999       ABOVE
-----     --------     --------     ----------
  33        0.78         0.71          0.63
  34        0.82         0.73          0.65
  35        0.84         0.75          0.67
  36        0.89         0.80          0.71
  37        0.93         0.84          0.75
  38        0.98         0.88          0.79
  39        1.03         0.93          0.82
  40        1.14         1.02          0.91
  41        1.21         1.09          0.97
  42        1.28         1.15          1.03
  43        1.35         1.22          1.08
  44        1.43         1.28          1.14
  45        1.44         1.29          1.15
  46        1.53         1.38          1.23
  47        1.63         1.47          1.30
  48        1.73         1.55          1.38
  49        1.82         1.64          1.46
  50        2.00         1.80          1.60
  51        2.13         1.92          1.71
  52        2.27         2.04          1.82
  53        2.40         2.16          1.92
  54        2.54         2.29          2.03
  55        2.60         2.34          2.08
  56        2.80         2.52          2.24
  57        2.99         2.69          2.40
  58        3.19         2.87          2.55
  59        3.39         3.05          2.71
  60        3.58         3.22          2.87
  61        3.90         3.51          3.12
  62        4.22         3.80          3.38
  63        4.55         4.09          3.64
  64        4.87         4.38          3.89
  65+       5.08         4.57          4.06

* This is the sales charge portion of the Per Thousand of Stated Amount Surrender Charge. It equals 20% of the charge shown in Appendix B. It decreases 10% each year over the 10 year period.

                                 APPENDIX B(2)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                        ADMINISTRATIVE CHARGE COMPONENT*
                                  (FIRST YEAR)

                     STATED AMOUNT
          ------------------------------------
          $75,000      $500,000     $1,000,000
ISSUE        TO           TO           AND
 AGE      $499,999     $999,999       ABOVE
-----     --------     --------     ----------
   0         1.63         1.47          1.30
   1         1.63         1.47          1.30
   2         1.63         1.47          1.30
   3         1.63         1.47          1.30
   4         1.63         1.47          1.30
   5         1.75         1.58          1.40
   6         1.75         1.58          1.40
   7         1.77         1.59          1.42
   8         1.78         1.61          1.42
   9         1.81         1.62          1.45
  10         1.91         1.72          1.53
  11         1.97         1.77          1.58
  12         2.03         1.83          1.62
  13         2.12         1.91          1.70
  14         2.20         1.98          1.76
  15         2.21         1.98          1.77
  16         2.22         1.99          1.78
  17         2.23         2.01          1.78
  18         2.26         2.03          1.81
  19         2.32         2.09          1.86
  20         2.29         2.06          1.83
  21         2.34         2.11          1.87
  22         2.39         2.15          1.91
  23         2.43         2.19          1.94
  24         2.45         2.20          1.96
  25         2.46         2.17          1.93
  26         2.51         2.26          2.01
  27         2.60         2.34          2.08
  28         2.70         2.42          2.16
  29         2.78         2.50          2.22
  30         2.79         2.51          2.23
  31         2.91         2.62          2.33
  32         3.02         2.72          2.42
  33         3.14         2.82          2.51
  34         3.26         2.94          2.61
  35         3.35         3.02          2.68
  36         3.54         3.19          2.83

                     STATED AMOUNT
          ------------------------------------
          $75,000      $500,000     $1,000,000
ISSUE        TO           TO           AND
 AGE      $499,999     $999,999       ABOVE
-----     --------     --------     ----------
  37         3.73         3.35          2.98
  38         3.93         3.54          3.14
  39         4.11         3.70          3.29
  40         4.55         4.10          3.64
  41         4.84         4.36          3.87
  42         5.13         4.62          4.10
  43         5.41         4.86          4.33
  44         5.70         5.14          4.56
  45         5.74         5.17          4.59
  46         6.13         5.51          4.90
  47         6.51         5.86          5.21
  48         6.90         6.22          5.52
  49         7.29         6.56          5.83
  50         8.00         7.20          6.40
  51         8.54         7.68          6.83
  52         9.08         8.18          7.26
  53         9.62         8.66          7.70
  54        10.16         9.14          8.13
  55        10.41         9.37          8.33
  56        11.19        10.07          8.95
  57        11.98        10.78          9.58
  58        12.77        11.49         10.22
  59        13.54        12.19         10.83
  60        14.33        12.90         11.46
  61        15.62        14.06         12.50
  62        16.90        15.21         13.52
  63        18.18        16.37         14.54
  64        19.47        17.53         15.58
  65+       20.32        18.29         16.26

* This is the administrative portion of the Per Thousand of Stated Amount Surrender Charge. It equals 80% of the charge shown in Appendix B.

                                   APPENDIX C
                         MONTHLY ADMINISTRATIVE CHARGE
                        (PER THOUSAND OF STATED AMOUNT)
             APPLICABLE FOR THREE YEARS FOLLOWING ISSUE OR INCREASE

                     STATED AMOUNT
          ------------------------------------
          $75,000      $500,000     $1,000,000
ISSUE        TO           TO           AND
 AGE      $499,999     $999,999       ABOVE
-----     --------     --------     ----------
   0        0.16         0.08          0.00
   1        0.16         0.08          0.00
   2        0.16         0.08          0.00
   3        0.16         0.08          0.00
   4        0.16         0.08          0.00
   5        0.16         0.08          0.00
   6        0.16         0.08          0.00
   7        0.16         0.08          0.00
   8        0.16         0.08          0.00
   9        0.16         0.08          0.00
  10        0.16         0.08          0.00
  11        0.16         0.08          0.00
  12        0.16         0.08          0.00
  13        0.16         0.08          0.00
  14        0.16         0.08          0.00
  15        0.16         0.08          0.00
  16        0.16         0.08          0.00
  17        0.16         0.08          0.00
  18        0.16         0.08          0.00
  19        0.16         0.08          0.00
  20        0.16         0.08          0.00
  21        0.16         0.08          0.00
  22        0.16         0.08          0.00
  23        0.16         0.08          0.00
  24        0.16         0.08          0.00
  25        0.16         0.08          0.00
  26        0.16         0.09          0.00
  27        0.17         0.09          0.00
  28        0.17         0.09          0.00
  29        0.18         0.09          0.00
  30        0.18         0.09          0.00
  31        0.18         0.09          0.00
  32        0.18         0.09          0.00

                     STATED AMOUNT
          ------------------------------------
          $75,000      $500,000     $1,000,000
ISSUE        TO           TO           AND
 AGE      $499,999     $999,999       ABOVE
-----     --------     --------     ----------
  33        0.19         0.09          0.00
  34        0.19         0.09          0.00
  35        0.19         0.09          0.00
  36        0.20         0.09          0.00
  37        0.21         0.10          0.00
  38        0.22         0.10          0.00
  39        0.23         0.10          0.00
  40        0.23         0.10          0.00
  41        0.24         0.10          0.00
  42        0.24         0.10          0.00
  43        0.24         0.10          0.00
  44        0.24         0.10          0.00
  45        0.24         0.10          0.00
  46        0.25         0.11          0.00
  47        0.26         0.11          0.00
  48        0.27         0.11          0.00
  49        0.28         0.11          0.00
  50        0.29         0.15          0.00
  51        0.30         0.15          0.00
  52        0.32         0.15          0.00
  53        0.33         0.15          0.00
  54        0.34         0.15          0.00
  55        0.35         0.15          0.00
  56        0.35         0.15          0.00
  57        0.35         0.15          0.00
  58        0.36         0.15          0.00
  59        0.36         0.15          0.00
  60        0.36         0.15          0.00
  61        0.38         0.15          0.00
  62        0.38         0.15          0.00
  63        0.38         0.15          0.00
  64        0.39         0.15          0.00
 65+        0.39         0.15          0.00

                             THE TRAVELERS FUND UL
                          FOR VARIABLE LIFE INSURANCE

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996




ASSETS:
 Investments in eligible funds at market value:
   Travelers Variable Products Funds, 3,387,399 shares (cost $11,411,884)....................    $   11,689,865
   Templeton Variable Products Series Fund, 377,415 shares (cost $6,924,784).................         8,108,807
   Fidelity's Variable Insurance Products Fund, 631,630 shares (cost $12,378,462)............        13,685,999
   Fidelity's Variable Insurance Products Fund II, 196,802 shares (cost $2,877,764)..........         3,331,861
   Dreyfus Stock Index Fund, 76,029 shares (cost $1,438,393).................................         1,541,862
   American Odyssey Funds, Inc., 33,784 shares (cost $465,098)...............................           453,672
   Travelers Series Fund Inc., 181,817 shares (cost $2,408,698)..............................         2,549,196
   Smith Barney Series Fund, 24,578 shares (cost $353,913)...................................           386,615
                                                                                                 --------------
     Total Investments (cost $38,258,996)....................................................                       $  41,747,877

 RECEIVABLES:
  Dividends..................................................................................                             654,921
  Premium payments and transfers from other Travelers accounts...............................                               8,762
 Other assets................................................................................                                 144
                                                                                                                    -------------

     Total Assets............................................................................                          42,411,704
                                                                                                                    -------------
LIABILITIES:
  Payable for contract surrenders and transfers to other Travelers accounts..................                               9,293
  Accrued liabilities........................................................................                              78,362
                                                                                                                    -------------

      Total Liabilities......................................................................                              87,655
                                                                                                                    -------------

NET ASSETS:                                                                                                         $  42,324,049
                                                                                                                    =============



                       See Notes to Financial Statements

                             THE TRAVELERS FUND UL
                          FOR VARIABLE LIFE INSURANCE

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
 Dividends....................................................                       $   2,057,986

EXPENSES:
 Insurance charges............................................   $     192,440
 Administrative charges.......................................           6,926
                                                                 -------------
  Total expenses..............................................                             199,366
                                                                                     -------------

   Net investment income......................................                           1,858,620
                                                                                     -------------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
  INVESTMENTS:
 Realized gain from investment transactions:
 Proceeds from investments sold...............................      10,760,279
 Cost of investments sold.....................................      10,228,004
                                                                 -------------
  Net realized gain...........................................                             532,275

 Change in unrealized gain on investments:
  Unrealized gain at December 31, 1995........................       1,954,404
  Unrealized gain at December 31, 1996........................       3,488,881
                                                                 -------------
   Net change in unrealized gain for the year.................                           1,534,477
                                                                                     -------------

    Net realized gain and change in unrealized gain...........                           2,066,752
                                                                                     -------------

 Net increase in net assets resulting from operations.........                       $   3,925,372
                                                                                     =============

                       See Notes to Financial Statements

                             THE TRAVELERS FUND UL
                          FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995





                                                                                          1996                   1995
                                                                                          ----                   ----
OPERATIONS:
 Net investment income.........................................................   $      1,858,620       $          232,605
 Net realized gain from investment transactions................................            532,275                  150,979
 Net change in unrealized gain (loss) on investments...........................          1,534,477                2,034,336
                                                                                  ----------------       ------------------

  Net increase in net assets resulting from operations.........................          3,925,372                2,417,920
                                                                                  ----------------       ------------------

UNIT TRANSACTIONS:
 Participant premium payments
  (applicable to 15,169,725 and 10,466,712 units, respectively)................         21,543,041               12,301,017
 Participant transfers from other Travelers accounts
  (applicable to 10,670,706 and 4,576,712 units, respectively).................         14,576,672                5,501,026
 Contract surrenders
  (applicable to 3,002,978 and 1,594,372 units, respectively)..................         (4,214,910)              (1,932,840)
 Participant transfers to other Travelers accounts
  (applicable to 9,824,019 and 3,881,875 units, respectively)..................        (14,195,827)              (5,170,119)
 Other payments to participants
  (applicable to 1,265 units)..................................................                  -                   (1,498)
                                                                                  ----------------       ------------------

    Net increase in net assets resulting from unit transactions................         17,708,976               10,697,586
                                                                                  ----------------       ------------------

     Net increase in net assets................................................         21,634,348               13,115,506

NET ASSETS:
 Beginning of year.............................................................         20,689,701                7,574,195
                                                                                  ----------------       ------------------

 End of year...................................................................   $     42,324,049       $       20,689,701
                                                                                  ================       ==================

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS



1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Fund UL for Variable Life Insurance ("Fund UL") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable life insurance contracts issued by The Travelers. Fund UL is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Travelers interest in the net assets of Fund UL was $3,159,262 at December 31, 1996.

    Participant premium payments applied to Fund UL are invested in one or more eligible funds in accordance with the selection made by the owner. As of December 31, 1996, the eligible funds available under Fund UL are: Managed Assets Trust; High Yield Bond Trust; Capital Appreciation Fund; Cash Income Trust; U.S. Government Securities Portfolio, Utilities Portfolio, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; Alliance Growth Portfolio, Smith Barney Income and Growth Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of the Travelers Series Fund Inc. (formerly Smith Barney/Travelers Series Fund Inc.); the Total Return Portfolio of the Smith Barney Series Fund (all of which are managed by affiliates of The Travelers); Templeton Bond Fund, Templeton Stock Fund and Templeton Asset Allocation Fund of Templeton Variable Products Series Fund; High Income Portfolio, Growth Portfolio and Equity-Income Portfolio of Fidelity's Variable Insurance Products Fund; Asset Manager Portfolio of Fidelity's Variable Insurance Products Fund II; and Dreyfus Stock Index Fund. All of the funds are Massachusetts business trusts, except for Travelers Series Fund Inc. and Dreyfus Stock Index Fund which are incorporated under Maryland law. Not all funds are available in all states.

    Effective July 12, 1995, the following funds were no longer available to new contract owners under Fund UL. These funds are: American Odyssey Core Equity Fund, American Odyssey Emerging Opportunities Fund, American Odyssey International Equity Fund, American Odyssey Long-Term Bond Fund, American Odyssey Intermediate-Term Bond Fund and American Odyssey Short-Term Bond Fund of American Odyssey Funds, Inc.

    The following is a summary of significant accounting policies consistently followed by Fund UL in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    FEDERAL INCOME TAXES. The operations of Fund UL form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL. Fund UL is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.


2.  INVESTMENTS

    Purchases and sales of investments aggregated $30,119,571 and $10,760,279, respectively, for the year ended December 31, 1996. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $38,258,996 at December 31, 1996. Gross unrealized appreciation for all investments at December 31, 1996 was $3,570,789. Gross unrealized depreciation for all investments at December 31, 1996 was $81,908.

3.  CONTRACT CHARGES

    Insurance charges and administrative charges up to a maximum of 0.80% and 0.10%, respectively, of the average net assets of Fund UL on an annual basis, are allowed for mortality and expense risks and administrative expenses assumed by The Travelers. For Price I contracts (all InVest Contracts and MarketLife Contracts issued prior to July 12, 1995, and MarketLife Contracts issued on or after July 12, 1995 where state approval for Enhanced MarketLife was not approved), the insurance charges were 0.60% and the administrative charges were waived by The Travelers for the year ended December 31, 1996. For Price II contracts (all MarketLife Contracts issued on or after July 12, 1995, where state approval has been received), the insurance charges are 0.80% for the first fifteen policy years, and 0.45% thereafter. The administrative charges for these contracts are 0.10% for the first fifteen policy years and 0% thereafter.

    The Travelers receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). The Travelers received $106,276 and $23,577 in satisfaction of such contingent surrender charges for the years ended December 31, 1996 and 1995, respectively.


4.  NET CONTRACT OWNERS' EQUITY


                                                                  DECEMBER 31, 1996
                                                   --------------------------------------------------
                                                                           UNIT              NET
                                                     UNITS                VALUE             ASSETS
                                                     -----                -----             ------
Travelers Variable Products Series Fund
  Managed Assets Trust
     Price I..................................      608,767         $        2.231   $      1,358,063
     Price II.................................      130,601                  2.221            290,111
  High Yield Bond Trust
     Price I..................................      148,199                  2.170            321,636
  Capital Appreciation Fund
     Price I..................................      902,679                  2.162          1,951,566
     Price II.................................      657,729                  2.153          1,415,937
  Cash Income Trust
     Price I..................................      354,388                  1.485            526,438
     Price II.................................    1,517,957                  1.479          2,245,306
  U.S. Government Securities Portfolio
     Price I..................................      136,245                  1.161            158,203
     Price II.................................      491,615                  1.156            568,412
  Utilities Portfolio
     Price I..................................       70,217                  1.363             95,692
     Price II.................................       27,805                  1.357             37,732
  Zero Coupon Bond Fund Portfolio Series 1998
     Price I..................................    1,000,000                  1.058          1,057,712
     Price II.................................       14,502                  1.054             15,283
  Zero Coupon Bond Fund Portfolio Series 2000
     Price I..................................    1,000,000                  1.052          1,051,780
     Price II.................................        3,545                  1.048              3,714
  Zero Coupon Bond Fund Portfolio Series 2005
     Price I..................................    1,082,794                  1.050          1,136,685
     Price II.................................       50,556                  1.046             52,877

4.  NET CONTRACT OWNERS' EQUITY (CONTINUED)


                                                                            UNIT              NET
                                                    UNITS                  VALUE             ASSETS
                                                    -----                  -----             ------
Templeton Variable Products Series Fund
     Price I..................................      126,772          $       1.170     $      148,317
     Price II.................................      122,984                  1.165            143,274

  Templeton Stock Fund
     Price I..................................    2,447,759                  1.454          3,559,687
     Price II.................................      930,912                  1.448          1,348,031

  Templeton Asset Allocation Fund
     Price I..................................    1,674,567                  1.363          2,281,602
     Price II.................................      427,705                  1.357            580,268

Fidelity's Variable Insurance Products Fund

  High Income Portfolio
     Price I..................................      843,627                  1.296          1,092,962
     Price II.................................      965,612                  1.290          1,245,679

  Growth Portfolio
     Price I..................................    2,549,547                  1.498          3,819,863
     Price II.................................    1,586,792                  1.492          2,367,256

  Equity-Income Portfolio
     Price I..................................    2,044,165                  1.556          3,180,219
     Price II.................................    1,265,744                  1.549          1,960,792

Fidelity's Variable Insurance Products Fund

  Asset Manager Portfolio
     Price I..................................    2,452,548                  1.217          2,985,524
     Price II.................................      281,887                  1.212            341,686

Dreyfus Stock Index Fund
     Price I..................................      344,866                  1.667            574,846
     Price II.................................      595,425                  1.660            988,279

American Odyssey Funds, Inc.

  American Odyssey Core Equity Fund
     Price I..................................       34,187                  1.693             57,892

  American Odyssey Emerging Opportunities Fund
     Price I..................................      191,470                  1.373            262,801

  American Odyssey International Equity Fund
     Price I..................................       76,225                  1.348            102,744

  American Odyssey Long-Term Bond Fund
     Price I..................................       44,927                  1.226             55,085

  American Odyssey Intermediate-Term Bond Fund
     Price I..................................          833                  1.091                909

  American Odyssey Short-Term Bond Fund
     Price I..................................        2,640                  1.145              3,022

4.  NET CONTRACT OWNERS' EQUITY (CONTINUED)




                                                                             UNIT              NET
                                                     UNITS                  VALUE             ASSETS
                                                     -----                  -----             ------
Travelers Series Fund Inc.
  Alliance Growth Portfolio
     Price I...............................         130,486          $       1.342   $        175,052
     Price II..............................         757,945                  1.336          1,012,628

  Smith Barney Income and Growth Portfolio
     Price I...............................           9,830                  1.271             12,496
     Price II..............................         174,833                  1.267            221,449

  Smith Barney High Income Portfolio
     Price I...............................          15,538                  1.117             17,352
     Price II..............................         123,317                  1.113            137,306

  MFS Total Return Portfolio
     Price I...............................         101,119                  1.237            125,113
     Price II..............................         216,413                  1.232            266,690

  AIM Capital Appreciation Portfolio
     Price I...............................          67,039                  1.061             71,142
     Price II..............................         481,897                  1.059            510,097

Smith Barney Series Fund
  Total Return Portfolio
     Price I...............................          24,849                  1.291             32,071
     Price II..............................         275,810                  1.286            354,768
                                                                                     ----------------

Net Contract Owners' Equity........................................................  $     42,324,049
                                                                                     ================

5. STATEMENT OF INVESTMENTS


INVESTMENT OPTIONS                                                     NO. OF          MARKET
                                                                       SHARES          VALUE
                                                                    -------------    ------------
 TRAVELERS VARIABLE PRODUCTS FUNDS (28.0%)
  Managed Assets Trust (Cost $1,477,114)                                 101,887     $  1,526,268
  High Yield Bond Trust (Cost $293,704)                                   34,310          291,293
  Capital Appreciation Fund (Cost $2,855,389)                             85,280        3,131,484
  Cash Income Trust (Cost $2,776,262)                                  2,776,262        2,776,262
  U.S. Government Securities Portfolio (Cost $717,654)                    63,026          684,459
  Utilities Portfolio (Cost $125,795)                                     10,014          122,374
  Zero Coupon Bond Fund Portfolio Series 1998 (Cost $1,019,678)          101,906        1,018,037
  Zero Coupon Bond Fund Portfolio Series 2000 (Cost $1,008,505)          100,818        1,004,146
  Zero Coupon Bond Fund Portfolio Series 2005 (Cost $1,137,783)          113,896        1,135,542
                                                                    -------------    ------------
   Total (Cost $11,411,884)                                            3,387,399       11,689,865
                                                                    -------------    ------------

 TEMPLETON VARIABLE PRODUCTS SERIES FUND (19.4%)
  Templeton Bond Fund (Cost $273,039)                                     25,074          291,615
  Templeton Stock Fund (Cost $4,259,103)                                 216,580        4,955,356
  Templeton Asset Allocation Fund (Cost $2,392,642)                      135,761        2,861,836
                                                                    -------------    ------------
   Total (Cost $6,924,784)                                               377,415        8,108,807
                                                                    -------------    ------------

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (32.8%)
  High Income Portfolio (Cost $2,252,911)                                188,689        2,362,383
  Growth Portfolio (Cost $5,544,492)                                     198,672        6,186,639
  Equity-Income Portfolio (Cost $4,581,059)                              244,269        5,136,977
                                                                    -------------    ------------
   Total (Cost $12,378,462)                                              631,630       13,685,999
                                                                    -------------    ------------

 FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (8.0%)
  Asset Manager Portfolio (Cost $2,877,764)
   Total (Cost $2,877,764)                                               196,802        3,331,861
                                                                    -------------    ------------

 DREYFUS STOCK INDEX FUND (3.7%)
   Total (Cost $1,438,393)                                                76,029        1,541,862
                                                                    -------------    ------------

 AMERICAN ODYSSEY FUNDS, INC. (1.1%)
  American Odyssey Core Equity Fund (Cost $45,780)                         3,530           54,675
  American Odyssey Emerging Opportunities Fund (Cost $274,840)            18,070          242,503
  American Odyssey International Equity Fund (Cost $85,978)                6,651          100,297
  American Odyssey Long-Term Bond Fund (Cost $54,634)                      5,164           52,417
  American Odyssey Intermediate-Term Bond Fund (Cost $885)                    84              862
  American Odyssey Short-Term Bond Fund (Cost $2,981)                        285            2,918
                                                                    -------------    ------------
   Total (Cost $465,098)                                                  33,784          453,672
                                                                    -------------    ------------

 TRAVELERS SERIES FUND INC. (6.1%)
  Alliance Growth Portfolio (Cost $1,090,207)                             70,764        1,187,419
  Smith Barney Income and Growth Portfolio (Cost $229,998)                15,536          233,966
  Smith Barney High Income Portfolio (Cost $150,861)                      13,064          154,680
  MFS Total Return Portfolio (Cost $373,597)                              29,752          391,838
  AIM Capital Appreciation Portfolio (Cost $564,035)                      52,701          581,293
                                                                    -------------    ------------
   Total (Cost $2,408,698)                                               181,817        2,549,196
                                                                    -------------    ------------

 SMITH BARNEY SERIES FUND (0.9%)
  Total Return Portfolio (Cost $353,913)
   Total (Cost $353,913)                                                  24,578          386,615
                                                                    -------------    ------------

TOTAL INVESTMENT OPTIONS (100%)
 (Cost $38,258,996)                                                                  $ 41,747,877
                                                                                     ============

                      THIS PAGE INTENTIONALLY LEFT BLANK.

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                               MANAGED ASSETS TRUST                 HIGH YIELD BOND TRUST
                                                             --------------------------        ------------------------------
                                                                 1996           1995                 1996             1995
                                                                 ----           ----                 ----             ----
INVESTMENT INCOME:
Dividends.............................................       $   212,189  $      40,936        $      58,484  $        18,822
                                                             -----------  -------------        -------------  ---------------
EXPENSES:
Insurance charges.....................................             9,244          5,330                1,710            1,571
Administrative charges................................               266              3                    -                -
                                                             -----------  -------------        -------------  ---------------
      Net investment income (loss)....................           202,679         35,603               56,774           17,251
                                                             -----------  -------------        -------------  ---------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold....................           398,836        376,022              266,166           77,846
    Cost of investments sold..........................           355,102        359,634              261,596           81,477
                                                             -----------  -------------        -------------  ---------------

      Net realized gain (loss)........................            43,734         16,388                4,570           (3,631)
                                                             -----------  -------------        -------------  ---------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year..........           113,258        (39,140)              16,476           (4,540)
    Unrealized gain (loss) end of year................            49,154        113,258               (2,411)          16,476
                                                             -----------  -------------        -------------  ---------------

      Net change in unrealized gain (loss) for the year          (64,104)       152,398              (18,887)          21,016
                                                             -----------  -------------        -------------  ---------------

Net increase (decrease) in net assets
      resulting from operations.......................           182,309        204,389               42,457           34,636
                                                             -----------  -------------        -------------  ---------------



UNIT TRANSACTIONS:
Participant premium payments..........................           385,858        252,223               59,862           97,670
Participant transfers from other Travelers accounts...           446,005        206,853              210,756            8,164
Contract surrenders...................................          (197,168)      (213,318)             (49,202)         (63,621)
Participant transfers to other Travelers accounts.....          (363,218)       (80,934)            (225,122)         (24,590)
Other payments to participants........................                 -              -                    -                -
                                                             -----------  -------------        -------------  ---------------

    Net increase (decrease) in net assets resulting
      from unit transactions..........................           271,477        164,824               (3,706)          17,623
                                                             -----------  -------------        -------------  ---------------

      Net increase in net assets......................           453,786        369,213               38,751           52,259



NET ASSETS:
    Beginning of year.................................         1,194,388        825,175              282,885          230,626
                                                             -----------  -------------        -------------  ---------------

    End of year.......................................       $ 1,648,174  $   1,194,388        $     321,636  $       282,885
                                                             ===========  =============        =============  ===============

                                                                CAPITAL APPRECIATION FUND
                                                             ------------------------------
                                                                  1996              1995
                                                                  ----              ----
INVESTMENT INCOME:
Dividends.............................................       $    326,576  $          2,760
                                                             ------------  ----------------
EXPENSES:
Insurance charges.....................................             12,964             4,395
Administrative charges................................                456                 8
                                                             ------------  ----------------
      Net investment income (loss)....................            313,156            (1,643)
                                                             ------------  ----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold....................            141,019            96,468
    Cost of investments sold..........................             97,726            81,467
                                                             ------------  ----------------

      Net realized gain (loss)........................             43,293            15,001
                                                             ------------  ----------------


Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year..........            177,890            (3,117)
    Unrealized gain (loss) end of year................            276,095           177,890
                                                             ------------  ----------------

      Net change in unrealized gain (loss) for the year            98,205           181,007
                                                             ------------  ----------------

Net increase (decrease) in net assets
      resulting from operations.......................            454,654           194,365
                                                             ------------  ----------------



UNIT TRANSACTIONS:
Participant premium payments..........................            845,776           329,154
Participant transfers from other Travelers accounts...          1,273,217           407,754
Contract surrenders...................................           (250,675)         (126,174)
Participant transfers to other Travelers accounts.....           (124,142)          (29,551)
Other payments to participants........................                  -              (324)
                                                             ------------  ----------------

    Net increase (decrease) in net assets resulting
      from unit transactions..........................          1,744,176           580,859
                                                             ------------  ----------------

      Net increase in net assets......................          2,198,830           775,224



NET ASSETS:
    Beginning of year.................................          1,168,673           393,449
                                                             ------------  ----------------

    End of year.......................................       $  3,367,503  $      1,168,673
                                                             ============  ================

                                                                                                          ZERO COUPON BOND
                                            U.S. GOVERNMENT                                                FUND PORTFOLIO
    CASH INCOME TRUST                    SECURITIES PORTFOLIO           UTILITIES PORTFOLIO                  SERIES 1998
---------------------------------    ---------------------------   ----------------------------   ---------------------------------
           1996             1995             1996           1995             1996          1995              1996             1995
           ----             ----             ----           ----             ----          ----              ----             -----

$        90,366   $       51,414     $     58,279   $      6,396    $      13,790   $        57     $      67,102  $             -
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------

         15,944            7,336            1,660            776              688           200             6,251            1,346
          1,351               70              100              2               23             1                 6                -
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------
         73,071           44,008           56,519          5,618           13,079          (144)           60,845           (1,346)
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------



      6,855,752        3,122,783           45,082         43,281           42,674        22,221             6,286            1,261
      6,855,752        3,122,783           43,606         42,077           37,280        20,300             6,135            1,246
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------

              -                -            1,476          1,204            5,394         1,921               151               15
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------


              -                -           19,739           (680)           7,329            (1)           24,969                -
              -                -          (33,195)        19,739           (3,421)        7,329            (1,641)          24,969
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------

              -                -          (52,934)        20,419          (10,750)        7,330           (26,610)          24,969
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------


         73,071           44,008            5,061         27,241            7,723         9,107            34,386           23,638
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------




     11,879,168        3,808,981           92,662         52,081           79,509        30,285                 -        1,000,000
      1,603,195          809,577          513,975         29,366           25,144        43,375            15,174                -
     (1,023,100)        (209,087)         (32,101)       (17,273)         (16,313)       (5,130)             (203)               -
    (11,441,681)      (3,996,433)         (20,458)       (32,113)         (33,120)       (9,529)                -                -
              -                -                -              -                -             -                 -                -
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------


      1,017,582          413,038          554,078         32,061           55,220        59,001            14,971        1,000,000
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------

      1,090,653          457,046          559,139         59,302           62,943        68,108            49,357        1,023,638




      1,681,091        1,224,045          167,476        108,174           70,481         2,373         1,023,638                -
---------------   --------------     ------------   ------------    -------------   -----------     -------------  ---------------

$     2,771,744   $    1,681,091     $    726,615   $    167,476    $     133,424   $    70,481     $   1,072,995  $     1,023,638
================   ==============     ============   ============   =============   ===========     =============  ===============

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)



                                                                     ZERO COUPON BOND               ZERO COUPON BOND
                                                                      FUND PORTFOLIO                 FUND PORTFOLIO
                                                                       SERIES 2000                    SERIES 2005
                                                           ---------------------------------  ----------------------------
                                                                   1996            1995             1996         1995
                                                                   ----            ----             ----         ----
INVESTMENT INCOME:
Dividends................................................  $         63,651  $            -   $       66,990  $         -
                                                           ----------------- ---------------  --------------- ------------

EXPENSES:
Insurance charges........................................             6,171           1,341            6,538        1,346
Administrative charges...................................                 2               -               26            -
                                                           ----------------- ---------------  --------------- ------------
      Net investment income (loss).......................            57,478          (1,341)          60,426       (1,346)
                                                           ----------------- ---------------  --------------- ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.......................             6,328           1,257           22,857        1,190
    Cost of investments sold.............................             6,227           1,241           23,410        1,171
                                                           ----------------- ---------------  --------------- ------------

      Net realized gain (loss)...........................               101              16             (553)          19
                                                           ----------------- ---------------  --------------- ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.............            30,962               -           47,983            -
    Unrealized gain (loss) end of year...................            (4,359)         30,962           (2,241)      47,983
                                                           ----------------- ---------------  --------------- ------------

      Net change in unrealized gain (loss) for the year..           (35,321)         30,962          (50,224)      47,983
                                                           ----------------- ---------------  --------------- ------------

Net increase (decrease) in net assets
      resulting from operations..........................            22,258          29,637            9,649       46,656
                                                           ----------------- ---------------  --------------- ------------



UNIT TRANSACTIONS:
Participant premium payments.............................             1,303       1,000,000            3,937    1,003,016
Participant transfers from other Travelers accounts......             2,571               -          143,245            -
Contract surrenders......................................              (275)              -           (1,804)         (39)
Participant transfers to other Travelers accounts........                 -               -          (15,098)           -
Other payments to participants...........................                 -               -                -            -
                                                           ----------------- ---------------  --------------- ------------

    Net increase (decrease) in net assets resulting
      from unit transactions.............................             3,599       1,000,000          130,280    1,002,977
                                                           ----------------- ---------------  --------------- ------------

      Net increase in net assets.........................            25,857       1,029,637          139,929    1,049,633



NET ASSETS:
    Beginning of year....................................         1,029,637               -        1,049,633            -
                                                           ----------------- ---------------  --------------- ------------

    End of year..........................................  $      1,055,494  $    1,029,637   $    1,189,562  $ 1,049,633
                                                           ================= ===============  =============== ============




                                                               TEMPLETON BOND FUND
                                                             -------------------------
                                                                1996         1995
                                                                ----         ----
INVESTMENT INCOME:
Dividends................................................    $    18,730  $     5,066
                                                             ------------ ------------

EXPENSES:
Insurance charges........................................          1,415          813
Administrative charges...................................             68            -
                                                             ------------ ------------
      Net investment income (loss).......................         17,247        4,253
                                                             ------------ ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.......................        155,886       62,279
    Cost of investments sold.............................        160,115       59,015
                                                             ------------ ------------

      Net realized gain (loss)...........................         (4,229)       3,264
                                                             ------------ ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.............         10,933          332
    Unrealized gain (loss) end of year...................         18,576       10,933
                                                             ------------ ------------

      Net change in unrealized gain (loss) for the year..          7,643       10,601
                                                             ------------ ------------

Net increase (decrease) in net assets
      resulting from operations..........................         20,661       18,118
                                                             ------------ ------------



UNIT TRANSACTIONS:
Participant premium payments.............................        129,705      105,490
Participant transfers from other Travelers accounts......        140,133       23,219
Contract surrenders......................................        (37,867)     (20,727)
Participant transfers to other Travelers accounts........       (110,954)     (49,818)
Other payments to participants...........................              -            -
                                                             ------------ ------------

    Net increase (decrease) in net assets resulting
      from unit transactions.............................        121,017       58,164
                                                             ------------ ------------

      Net increase in net assets.........................        141,678       76,282



NET ASSETS:
    Beginning of year....................................        149,913       73,631
                                                             ------------ ------------

    End of year..........................................    $   291,591  $   149,913
                                                             ============ ============

                                         TEMPLETON ASSET                FIDELITY'S HIGH
     TEMPLETON STOCK FUND                ALLOCATION FUND                INCOME PORTFOLIO       FIDELITY'S GROWTH PORTFOLIO
------------------------------  -------------------------------  ----------------------------  ----------------------------
      1996           1995             1996            1995           1996           1995           1996          1995
      ----           ----             ----            ----           ----           ----           ----          ----
$      275,458  $      19,051   $      100,257  $       26,362   $     79,896  $      19,756   $    212,219  $      4,488
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------

        22,487          9,643           13,519           7,988          8,457          2,933         28,119         9,674
           636             11              228               9            346              9          1,081            20
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------
       252,335          9,397           86,510          18,365         71,093         16,814        183,019        (5,206)
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------




       427,910        207,815          251,298         107,532        394,532         48,286        290,824       181,771
       355,680        187,264          208,598          97,472        359,601         45,475        199,573       149,497
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------

        72,230         20,551           42,700          10,060         34,931          2,811         91,251        32,274
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------


       293,901        (19,006)         221,298         (10,005)        57,063           (924)       382,429        30,533
       696,253        293,901          469,194         221,298        109,472         57,063        642,147       382,429
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------

       402,352        312,907          247,896         231,303         52,409         57,987        259,718       351,896
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------


       726,917        342,855          377,106         259,728        158,433         77,612        533,988       378,964
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------




     1,321,382        895,929          644,082         619,275        527,622        317,211      2,089,604       902,843
     1,213,990        812,982          446,075         222,974      1,226,656        271,515      1,889,484     1,043,981
      (483,098)      (268,346)        (235,094)       (157,512)      (201,035)       (83,202)      (640,080)     (277,564)
      (282,267)      (186,328)        (144,347)        (84,478)      (172,976)       (36,291)      (317,899)     (155,582)
             -           (370)               -            (365)             -           (439)             -             -
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------


     1,770,007      1,253,867          710,716         599,894      1,380,267        468,794      3,021,109     1,513,678
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------

     2,496,924      1,596,722        1,087,822         859,622      1,538,700        546,406      3,555,097     1,892,642




     2,410,794        814,072        1,774,048         914,426        799,941        253,535      2,632,022       739,380
--------------- --------------  --------------- ---------------  ------------- --------------  ------------- -------------

$    4,907,718  $   2,410,794   $    2,861,870  $    1,774,048   $  2,338,641  $     799,941   $  6,187,119  $  2,632,022
=============== ==============  =============== ===============  ============= ==============  ============= =============

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)



                                                                  FIDELITY'S EQUITY-                        FIDELITY'S ASSET
                                                                   INCOME PORTFOLIO                         MANAGER PORTFOLIO
                                                           --------------------------------     -----------------------------------
                                                               1996            1995                   1996             1995
                                                               ----            ----                   ----             ----
INVESTMENT INCOME:
Dividends................................................  $       109,635  $       57,205      $         159,369  $        32,170
                                                           ---------------- ---------------     ------------------ ----------------

EXPENSES:
Insurance charges........................................           22,379           7,158                 17,144           11,730
Administrative charges...................................              811               -                    161                4
                                                           ---------------- ---------------     ------------------ ----------------
      Net investment income (loss).......................           86,445          50,047                142,064           20,436
                                                           ---------------- ---------------     ------------------ ----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.......................          400,773         129,546                246,699          357,375
    Cost of investments sold.............................          317,023         106,630                224,032          348,343
                                                           ---------------- ---------------     ------------------ ----------------

      Net realized gain (loss)...........................           83,750          22,916                 22,667            9,032
                                                           ---------------- ---------------     ------------------ ----------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.............          260,001            (795)               244,927          (31,871)
    Unrealized gain (loss) end of year...................          555,918         260,001                454,097          244,927
                                                           ---------------- ---------------     ------------------ ----------------

      Net change in unrealized gain (loss) for the year..          295,917         260,796                209,170          276,798
                                                           ---------------- ---------------     ------------------ ----------------

Net increase (decrease) in net assets
      resulting from operations..........................          466,112         333,759                373,901          306,266
                                                           ---------------- ---------------     ------------------ ----------------



UNIT TRANSACTIONS:
Participant premium payments.............................        1,546,355         745,361                819,279          807,194
Participant transfers from other Travelers accounts......        1,927,954         762,957                265,125          466,673
Contract surrenders......................................         (479,487)       (172,156)              (311,604)        (263,503)
Participant transfers to other Travelers accounts........         (385,897)        (99,376)              (200,709)        (341,312)
Other payments to participants...........................                -               -                      -                -
                                                           ---------------- ---------------     ------------------ ----------------

    Net increase (decrease) in net assets resulting
      from unit transactions.............................        2,608,925       1,236,786                572,091          669,052
                                                           ---------------- ---------------     ------------------ ----------------

      Net increase in net assets.........................        3,075,037       1,570,545                945,992          975,318



NET ASSETS:
    Beginning of year....................................        2,065,974         495,429              2,381,218        1,405,900
                                                           ---------------- ---------------     ------------------ ----------------

    End of year..........................................  $     5,141,011  $    2,065,974      $       3,327,210  $     2,381,218
                                                           ================ ===============     ================== ================



                                                                    DREYFUS STOCK INDEX FUND
                                                           -----------------------------------------
                                                                    1996                1995
                                                                    ----                ----
INVESTMENT INCOME:
Dividends................................................  $             38,450  $            6,430
                                                           --------------------- -------------------

EXPENSES:
Insurance charges........................................                 4,900                 949
Administrative charges...................................                   288                   9
                                                           --------------------- -------------------
      Net investment income (loss).......................                33,262               5,472
                                                           --------------------- -------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.......................               198,684              29,459
    Cost of investments sold.............................               154,606              23,404
                                                           --------------------- -------------------

      Net realized gain (loss)...........................                44,078               6,055
                                                           --------------------- -------------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year.............                32,788                (201)
    Unrealized gain (loss) end of year...................               103,469              32,788
                                                           --------------------- -------------------

      Net change in unrealized gain (loss) for the year..                70,681              32,989
                                                           --------------------- -------------------

Net increase (decrease) in net assets
      resulting from operations..........................               148,021              44,516
                                                           --------------------- -------------------



UNIT TRANSACTIONS:
Participant premium payments.............................               331,313             162,950
Participant transfers from other Travelers accounts......               923,999             104,338
Contract surrenders......................................              (103,195)            (23,466)
Participant transfers to other Travelers accounts........               (70,708)             (2,423)
Other payments to participants...........................                     -                   -
                                                           --------------------- -------------------

    Net increase (decrease) in net assets resulting
      from unit transactions.............................             1,081,409             241,399
                                                           --------------------- -------------------

      Net increase in net assets.........................             1,229,430             285,915



NET ASSETS:
    Beginning of year....................................               333,695              47,780
                                                           --------------------- -------------------

    End of year..........................................  $          1,563,125  $          333,695
                                                           ===================== ===================

                                     AMERICAN ODYSSEY               AMERICAN ODYSSEY
      AMERICAN ODYSSEY            EMERGING OPPORTUNITIES         INTERNATIONAL EQUITY            AMERICAN ODYSSEY
      CORE EQUITY FUND                     FUND                           FUND                  LONG-TERM BOND FUND
-----------------------------  -----------------------------  ------------------------------  ---------------------------
     1996          1995            1996           1995             1996           1995             1996        1995
     ----          ----            ----           ----             ----           ----             ----        ----
$        3,238  $      1,960   $      20,349  $       9,047   $        2,488  $         626   $        2,672  $    3,134
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------

           312           126           1,563            670              520            270              273         102
             -             -               -              -                -              -                -           -
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------
         2,926         1,834          18,786          8,377            1,968            356            2,399       3,032
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------




         9,229         8,482          41,345         37,648           20,513         29,695            9,682      13,624
         7,518         7,288          33,380         29,526           16,197         27,426            9,981      12,319
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------

         1,711         1,194           7,965          8,122            4,316          2,269             (299)      1,305
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------


         3,143            (2)          4,288            625            3,676         (1,033)          (1,341)       (106)
         8,895         3,143         (32,337)         4,288           14,319          3,676           (2,217)     (1,341)
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------

         5,752         3,145         (36,625)         3,663           10,643          4,709             (876)     (1,235)
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------


        10,389         6,173          (9,874)        20,162           16,927          7,334            1,224       3,102
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------




        10,768         3,391          93,912         93,588           30,054         26,719           26,241      19,931
         3,481        37,760           9,776        118,650           16,031         30,284                -      24,193
        (4,419)       (1,806)        (29,021)       (16,696)         (12,104)        (7,735)          (5,072)     (3,415)
        (6,488)       (1,536)        (25,343)       (18,006)         (13,400)        (5,985)          (5,423)    (11,434)
             -             -               -              -                -              -                -           -
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------


         3,342        37,809          49,324        177,536           20,581         43,283           15,746      29,275
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------

        13,731        43,982          39,450        197,698           37,508         50,617           16,970      32,377




        44,161           179         223,351         25,653           65,236         14,619           38,115       5,738
--------------- -------------  -------------- --------------  --------------- --------------  --------------- -----------

$       57,892  $     44,161   $     262,801  $     223,351   $      102,744  $      65,236   $       55,085  $   38,115
=============== =============  ============== ==============  =============== ==============  =============== ===========

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)



                                                                AMERICAN ODYSSEY
                                                                INTERMEDIATE-TERM                     AMERICAN ODYSSEY
                                                                   BOND FUND                        SHORT-TERM BOND FUND
                                                         ------------------------------------  --------------------------------
                                                            1996                1995              1996              1995
                                                            ----                ----              ----              ----
INVESTMENT INCOME:
Dividends..............................................  $            48  $               20   $         104  $            111
                                                         ---------------- -------------------  -------------- -----------------

EXPENSES:
Insurance charges......................................                4                   1              16                12
Administrative charges.................................                -                   -               -                 -
                                                         ---------------- -------------------  -------------- -----------------
      Net investment income (loss).....................               44                  19              88                99
                                                         ---------------- -------------------  -------------- -----------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.....................                -                   -             213             4,486
    Cost of investments sold...........................                -                   -             214             4,330
                                                         ---------------- -------------------  -------------- -----------------

      Net realized gain (loss).........................                -                   -              (1)              156
                                                         ---------------- -------------------  -------------- -----------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year...........               (6)                  -             (68)               (1)
    Unrealized gain (loss) end of year.................              (23)                 (6)            (63)              (68)
                                                         ---------------- -------------------  -------------- -----------------

      Net change in unrealized gain (loss) for the year              (17)                 (6)              5               (67)
                                                         ---------------- -------------------  -------------- -----------------

Net increase (decrease) in net assets
      resulting from operations........................               27                  13              92               188
                                                         ---------------- -------------------  -------------- -----------------


UNIT TRANSACTIONS:
Participant premium payments...........................              631                 408             841             3,744
Participant transfers from other Travelers accounts....                -                  44               -             2,961
Contract surrenders....................................             (124)                (81)           (244)             (516)
Participant transfers to other Travelers accounts......                -                  (9)              -            (4,055)
Other payments to participants.........................                -                   -               -                 -
                                                         ---------------- -------------------  -------------- -----------------

    Net increase (decrease) in net assets resulting
      from unit transactions...........................              507                 362             597             2,134
                                                         ---------------- -------------------  -------------- -----------------

      Net increase in net assets.......................              534                 375             689             2,322



NET ASSETS:
    Beginning of year..................................              375                   -           2,333                11
                                                         ---------------- -------------------  -------------- -----------------

    End of year........................................  $           909  $              375   $       3,022  $          2,333
                                                         ================ ===================  ============== =================




                                                            ALLIANCE GROWTH PORTFOLIO
                                                          ----------------------------
                                                               1996          1995
                                                               ----          ----
INVESTMENT INCOME:
Dividends..............................................   $      43,645  $        620
                                                          -------------- -------------

EXPENSES:
Insurance charges......................................           4,173            14
Administrative charges.................................             461             1
                                                          -------------- -------------
      Net investment income (loss).....................          39,011           605
                                                          -------------- -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold.....................         138,394           284
    Cost of investments sold...........................         126,677           275
                                                          -------------- -------------

      Net realized gain (loss).........................          11,717             9
                                                          -------------- -------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year...........            (310)            -
    Unrealized gain (loss) end of year.................          97,212          (310)
                                                          -------------- -------------

      Net change in unrealized gain (loss) for the year          97,522          (310)
                                                          -------------- -------------

Net increase (decrease) in net assets
      resulting from operations........................         148,250           304
                                                          -------------- -------------


UNIT TRANSACTIONS:
Participant premium payments...........................         264,719         6,840
Participant transfers from other Travelers accounts....         805,494        14,239
Contract surrenders....................................         (44,856)         (568)
Participant transfers to other Travelers accounts......          (6,667)          (75)
Other payments to participants.........................               -             -
                                                          -------------- -------------

    Net increase (decrease) in net assets resulting
      from unit transactions...........................       1,018,690        20,436
                                                          -------------- -------------

      Net increase in net assets.......................       1,166,940        20,740



NET ASSETS:
    Beginning of year..................................          20,740             -
                                                          -------------- -------------

    End of year........................................   $   1,187,680  $     20,740
                                                          ============== =============

     SMITH BARNEY INCOME              SMITH BARNEY HIGH                                                 AIM CAPITAL
     AND GROWTH PORTFOLIO             INCOME PORTFOLIO           MFS TOTAL RETURN PORTFOLIO       APPRECIATION PORTFOLIO
------------------------------  -----------------------------  -----------------------------  ---------------------------
     1996           1995            1996           1995              1996         1995            1996         1995
     ----           ----            ----           ----              ----         ----            ----         ----
$        5,295  $          20   $       8,808  $           -   $        13,265  $     2,147   $         580  $         -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------

           664              1           1,201              -             1,350          124           1,435            -
            78              -             142              -               102            1             142            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------
         4,553             19           7,465              -            11,813        2,022            (997)           -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------




        56,203             35         142,661              -            27,195          593         104,593            -
        52,019             33         138,333              -            24,139          569         101,291            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------

         4,184              2           4,328              -             3,056           24           3,302            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------


            (1)             -               -              -             3,089            -               -            -
         3,968             (1)          3,819              -            18,241        3,089          17,258            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------

         3,969             (1)          3,819              -            15,152        3,089          17,258            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------


        12,706             20          15,612              -            30,021        5,135          19,563            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------




        11,790            301          16,643              -           103,152       14,644         181,988            -
       220,262          1,052         265,754              -           205,454       57,736         474,076            -
        (8,726)          (138)         (5,991)             -           (12,783)        (705)        (16,100)           -
        (3,243)           (79)       (137,360)             -           (10,669)        (182)        (78,288)           -
             -              -               -              -                 -            -               -            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------


       220,083          1,136         139,046              -           285,154       71,493         561,676            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------

       232,789          1,156         154,658              -           315,175       76,628         581,239            -




         1,156              -               -              -            76,628            -               -            -
--------------- --------------  -------------- --------------  ---------------- ------------  -------------- ------------

$      233,945  $       1,156   $     154,658  $           -   $       391,803  $    76,628   $     581,239  $         -
=============== ==============  ============== ==============  ================ ============  ============== ============

6.  SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995 (CONTINUED)



                                                               TOTAL RETURN PORTFOLIO                   COMBINED
                                                            ----------------------------  --------------------------------------
                                                               1996           1995                 1996               1995
                                                               ----           -----                ----               ----
INVESTMENT INCOME:
Dividends.................................................  $      6,053  $           5   $        2,057,986  $         308,603
                                                            ------------- --------------  ------------------- ------------------

EXPENSES:
Insurance charges.........................................         1,339              1              192,440             75,850
Administrative charges....................................           152              -                6,926                148
                                                            ------------- --------------  ------------------- ------------------
      Net investment income (loss)........................         4,562              4            1,858,620            232,605
                                                            ------------- --------------  ------------------- ------------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold........................        58,645             53           10,760,279          4,961,292
    Cost of investments sold..............................        52,193             51           10,228,004          4,810,313
                                                            ------------- --------------  ------------------- ------------------

      Net realized gain (loss)............................         6,452              2              532,275            150,979
                                                            ------------- --------------  ------------------- ------------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year..............           (12)             -            1,954,404            (79,932)
    Unrealized gain (loss) end of year....................        32,702            (12)           3,488,881          1,954,404
                                                            ------------- --------------  ------------------- ------------------

      Net change in unrealized gain (loss) for the year...        32,714            (12)           1,534,477          2,034,336
                                                            ------------- --------------  ------------------- ------------------

Net increase (decrease) in net assets
      resulting from operations...........................        43,728             (6)           3,925,372          2,417,920
                                                            ------------- --------------  ------------------- ------------------



UNIT TRANSACTIONS:
Participant premium payments..............................        44,885          1,788           21,543,041         12,301,017
Participant transfers from other Travelers accounts.......       309,646            379           14,576,672          5,501,026
Contract surrenders.......................................       (13,169)           (62)          (4,214,910)        (1,932,840)
Participant transfers to other Travelers accounts.........          (350)             -          (14,195,827)        (5,170,119)
Other payments to participants............................             -              -                    -             (1,498)
                                                            ------------- --------------  ------------------- ------------------

    Net increase (decrease) in net assets resulting
      from unit transactions..............................       341,012          2,105           17,708,976         10,697,586
                                                            ------------- --------------  ------------------- ------------------

      Net increase in net assets..........................       384,740          2,099           21,634,348         13,115,506



NET ASSETS:
    Beginning of year.....................................         2,099              -           20,689,701          7,574,195
                                                            ------------- --------------  ------------------- ------------------

    End of year...........................................  $    386,839  $       2,099   $       42,324,049  $      20,689,701
                                                            ============= ==============  =================== ==================

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Owners of Variable Life Insurance Contracts of
   The Travelers Fund UL for Variable Life Insurance:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL for Variable Life Insurance as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1996, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL for Variable Life Insurance as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 7, 1997

                          Independent Auditors' Report



The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                   /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 17, 1997

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS


---------------------------------------------------------------------------------------------------
(for the year ended December 31, in millions)                       1996         1995          1994
---------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $1,379       $1,496       $ 1,492
Net investment income                                              1,887        1,824         1,702
Realized investment gains                                             65          106            13
Other                                                                298          221           199
---------------------------------------------------------------------------------------------------
         Total revenues                                            3,629        3,647         3,406
---------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                              1,163        1,185         1,216
Interest credited to contractholders                                 830          967           961
Amortization of deferred acquisition costs and
   value of insurance in force                                       281          290           281
Other operating expenses                                             380          368           351
---------------------------------------------------------------------------------------------------
         Total benefits and expenses                               2,654        2,810         2,809
---------------------------------------------------------------------------------------------------

Income from continuing operations before
   federal income taxes                                              975          837           597
---------------------------------------------------------------------------------------------------

Federal income taxes:
  Current expense (benefit)                                          284          233           (96)
  Deferred                                                            58           57           307
---------------------------------------------------------------------------------------------------
         Total federal income taxes                                  342          290           211
---------------------------------------------------------------------------------------------------

Income from continuing operations                                    633          547           386

Discontinued operations, net of income taxes
   Income from operations (net of taxes of $0, $18 and $83)           --           72           150
   Gain on disposition (net of taxes of $14, $68 and $18)             26          131             9
---------------------------------------------------------------------------------------------------
         Income from discontinued operations                          26          203           159
---------------------------------------------------------------------------------------------------

Net income                                                           659          750           545
Retained earnings beginning of year                                2,312        1,562         1,017
Dividends to parent                                                  500           --            --
---------------------------------------------------------------------------------------------------
Retained earnings end of year                                     $2,471       $2,312       $ 1,562
---------------------------------------------------------------------------------------------------





                See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

-------------------------------------------------------------------------------------------------------
(at December 31, in millions)                                                        1996          1995
-------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost, $18,515; $18,187)       $18,846       $18,842
Equity securities, at fair value (cost, $325; $182)                                   332           224
Mortgage loans                                                                      2,883         3,626
Real estate held for sale, net of accumulated depreciation of $0; $9                  297           293
Policy loans                                                                        1,910         1,888
Short-term securities                                                                 891         1,554
Other investments                                                                   1,235           874
-------------------------------------------------------------------------------------------------------
         Total investments                                                         26,394        27,301
-------------------------------------------------------------------------------------------------------
Cash                                                                                   74            73
Investment income accrued                                                             343           338
Premium balances receivable                                                           105           107
Reinsurance recoverables                                                            3,858         4,107
Deferred acquisition costs and value of insurance in force                          2,133         1,962
Separate and variable accounts                                                      9,023         6,949
Other assets                                                                        1,043         1,464
-------------------------------------------------------------------------------------------------------
         Total assets                                                             $42,973       $42,301
-------------------------------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                                              $13,693       $14,525
Future policy benefits                                                             11,450        11,783
Policy and contract claims                                                            536           571
Separate and variable accounts                                                      8,948         6,916
Commercial paper                                                                       50            73
Deferred federal income taxes                                                          57            32
Other liabilities                                                                   1,911         2,173
-------------------------------------------------------------------------------------------------------
         Total liabilities                                                         36,645        36,073
-------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million
 shares authorized, issued and outstanding                                            100           100
Additional paid-in capital                                                          3,170         3,134
Retained earnings                                                                   2,471         2,312
Unrealized investment gains, net of taxes                                             587           682
-------------------------------------------------------------------------------------------------------
         Total shareholder's equity                                                 6,328         6,228
-------------------------------------------------------------------------------------------------------

         Total liabilities and shareholder's equity                               $42,973       $42,301
-------------------------------------------------------------------------------------------------------



                See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           Increase (Decrease) in Cash

----------------------------------------------------------------------------------------------------------
(for the year ended December 31, in millions)                          1996            1995           1994
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Premiums collected                                               $  1,387        $  1,346        $ 1,394
  Net investment income received                                      1,910           1,855          1,719
  Other revenues received (expense paid)                                131              90             (2)
  Benefits and claims paid                                           (1,060)           (846)        (1,115)
  Interest credited to contractholders                                 (820)           (960)          (868)
  Operating expenses paid                                              (343)           (615)          (536)
  Income taxes paid                                                    (328)            (63)           (27)
  Other                                                                 (70)           (137)           (81)
----------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                         807             670            484
      Net cash provided by (used in) discontinued operations           (350)           (596)           233
----------------------------------------------------------------------------------------------------------
      Net cash provided by operations                                   457              74            717
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities of investments
    Fixed maturities                                                  1,928           1,974          2,528
    Mortgage loans                                                      917             680          1,266
  Proceeds from sales of investments
    Fixed maturities                                                  9,101           6,773          1,316
    Equity securities                                                   479             379            357
    Mortgage loans                                                      178             704            546
    Real estate held for sale                                           210             253            728
  Purchases of investments
    Fixed maturities                                                (11,556)        (10,748)        (4,594)
    Equity securities                                                  (594)           (305)          (340)
    Mortgage loans                                                     (470)           (144)          (102)
  Policy loans, net                                                     (23)           (325)          (193)
  Short-term securities, (purchases) sales, net                         498             291           (367)
  Other investments, (purchases) sales, net                            (137)           (267)          (299)
  Securities transactions in course of settlement                       (52)            258             24
  Net cash provided by (used in) investing activities of
    discontinued operations                                             348           1,425           (261)
----------------------------------------------------------------------------------------------------------
      Net cash provided by investing activities                         827             948            609
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance (redemption) of short-term debt, net                         (23)             (1)            73
  Contractholder fund deposits                                        2,493           2,705          1,951
  Contractholder fund withdrawals                                    (3,262)         (3,755)        (3,357)
  Dividends to parent company                                          (500)             --             --
  Return of capital to parent company                                    --              --            (23)
  Net cash provided by financing activities
    of discontinued operations                                           --              --             84
 Other                                                                    9              --             (2)
----------------------------------------------------------------------------------------------------------
      Net cash used in financing activities                          (1,283)         (1,051)        (1,274)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                    $      1        $    (29)       $    52
----------------------------------------------------------------------------------------------------------
Cash at December 31                                                $     74        $     73        $   102
----------------------------------------------------------------------------------------------------------


                 See notes to consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.     NATURE OF OPERATIONS

       The Travelers Insurance Company and Subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI). TIGI is an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group), a financial services holding company engaged, through its subsidiaries, principally in four business segments: (i) Investment Services; (ii) Consumer Finance Services; (iii) Property & Casualty Insurance Services; and (iv) Life Insurance Services (through the Company). The periodic reports of Travelers Group provide additional business and financial information concerning that company and its consolidated subsidiaries.

       The Company principally operates through two major business units within its Life Insurance Services segment:

       - TRAVELERS LIFE AND ANNUITY offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans. These products are primarily marketed through The Copeland Companies (Copeland), an indirect, wholly owned subsidiary of the Company, the Financial Consultants of Smith Barney Inc., an affiliate of the Company, and a core group of approximately 500 independent agencies. The Company's Corporate and Other Segment was absorbed into Travelers Life and Annuity during the second quarter of 1996.

       - PRIMERICA LIFE INSURANCE offers individual life products, primarily term insurance, to consumers through a nationwide sales force of more than 86,000 full and part-time independent representatives.

       The Company sold group life and health insurance through its Managed Care and Employee Benefits Operations segment (MCEBO) through 1994. See Note 4.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Significant accounting policies used in the preparation of the accompanying financial statements follow.

       Basis of presentation

       The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are: The Travelers Life and Annuity Company (TLAC), and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

       As discussed in Note 4 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife) and also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and through that date had been accounted for on the equity method. The Company's discontinued operations reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from the sales of these businesses. All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's MCEBO segment in 1994. MCEBO marketed group life and health insurance, managed health care programs and administrative services associated with employee benefit plans.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life Insurance Company (Transport Life). Immediately prior to this distribution, the Company distributed Transport Life, an indirect wholly owned subsidiary of the Company, to TIGI, as a return of capital.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

       As more fully described in Note 4, all of the operations comprising MCEBO are presented as a discontinued operation and, accordingly, prior year amounts have been restated.

       Certain prior year amounts have been reclassified to conform with the 1996 presentation.

       Investments

       Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are valued based upon quoted market prices, or if quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

       Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

       Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1996 and 1995.

       Real estate held for sale is carried at the lower of cost or fair value less estimated costs to sell. Fair value of foreclosed properties is established at time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other acceptable techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1996 and 1995.

       Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

       Derivative Financial Instruments

       The Company uses derivative financial instruments, including financial futures contracts, equity options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

       Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

       Forward contracts, equity options, and interest rate swaps and caps were not significant at December 31, 1996 and 1995. Information concerning derivative financial instruments is included in Note 8.

       Investment Gains and Losses

       Realized investment gains and losses are included as a component of pretax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

       Policy Loans

       Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

       Deferred Acquisition Costs and Value of Insurance in Force

       Costs of acquiring individual life insurance, annuities and health business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and guaranteed renewable health contracts, including long-term care, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 10- to 25-year amortization period is used; for guaranteed renewable health, a 10- to 20-year period, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.

       Separate and Variable Accounts

       Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

       Goodwill

       Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value, which in the view of management, would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

       Contractholder Funds

       Contractholder funds represent receipts from the issuance of universal life, pension investment and certain deferred annuity contracts. Contractholder Fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 8.6%.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Future Policy Benefits

       Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

       Permitted Statutory Accounting Practices

       The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of those states. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

       Premiums

       Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

       Other Revenues

       Other revenues include surrender, mortality and administrative charges and fees as earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets and operations other than realized investment gains and losses and revenues of non-insurance subsidiaries.

       Interest Credited to Contractholders

       Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Federal Income Taxes

       The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

       Future Application of Accounting Standards

       In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 125 (FAS 125), "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". FAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued FAS 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. The adoption of the provisions of this statement effective January 1, 1997 will not have a material impact on results of operations, financial condition or liquidity and the Company is currently evaluating the impact of the provisions whose effective date has been delayed until January 1, 1998.

3.     CHANGES IN ACCOUNTING PRINCIPLES

       Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of

       Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires that long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's results of operations, financial condition, or liquidity.

       Accounting for Stock-Based Compensation

       The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. In October 1995, the Financial Accounting Standards Board issued

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


3.     CHANGES IN ACCOUNTING PRINCIPLES, Continued

       Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options. Had the Company applied FAS 123 in accounting for stock options, net income would have been reduced by $2.8 million and $1.3 million in 1996 and 1995, respectively.

       Accounting by Creditors for Impairment of a Loan

       Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," and Statement of Financial Accounting Standards No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," which describe how impaired loans should be measured when determining the amount of a loan loss accrual. These statements amended existing guidance on the measurement of restructured loans in a troubled debt restructuring involving a modification of terms. Their adoption did not have a material impact on the Company's results of operations, financial condition, or liquidity.

4.     DISPOSITIONS AND DISCONTINUED OPERATIONS

       In December 1994, the Company and its affiliates sold their group dental insurance business to MetLife for $52 million and recognized a gain of $9 million net of taxes. On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and recognized in the first quarter of 1995 a gain of $20 million net of taxes. In connection with the sale, the Company ceded 100% of its risks in the group life and related businesses to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, equal to the statutory reserves and other liabilities transferred.

       On January 3, 1995, the Company and MetLife and certain of their affiliates, formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction. Upon formation of the joint venture, the Company owned 42% of the outstanding capital stock of MetraHealth, TIGI owned 8% and the other 50% was owned by MetLife and its affiliates. In March 1995, MetraHealth acquired HealthSpring, Inc. for common stock of MetraHealth resulting in a reduction in the participation of the Company and TIGI, and MetLife in the MetraHealth venture to 48.25% each. As the medical insurance business of the Company came due for renewal, the risks were transferred to MetraHealth and the related operating results for this medical insurance business were reported by the Company in 1995 as part of discontinued operations.

       On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation and through that date had accounted for its interest in MetraHealth on the equity method. Gross proceeds to the Company in 1995 were $708 million in cash recognizing a gain of $111 million after-tax. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


4.     DISPOSITIONS AND DISCONTINUED OPERATIONS, Continued

       All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's MCEBO segment in 1994. The Company's discontinued operations in 1996 and 1995 reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from sales of these businesses. Revenues from discontinued operations for the years ended December 31, 1996, 1995 and 1994 amounted to $85.6 million, $1.2 billion and $3.3 billion, respectively. The assets and liabilities of the discontinued operations have not been segregated in the consolidated balance sheet as of December 31, 1996 and 1995. The assets and liabilities of the discontinued operations consist primarily of investments and insurance-related assets and liabilities. At December 31, 1996, these assets and liabilities each amounted to $180 million. At December 31, 1995, these assets and liabilities each amounted to $1.8 billion.

       In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life. Immediately prior to this distribution, the Company distributed Transport, an indirect, wholly owned subsidiary of the Company, to TIGI, as a return of capital, resulting in a reduction in additional paid-in capital of $334 million. The results of Transport through September 1995 are included in income from continuing operations.

5.     COMMERCIAL PAPER AND LINES OF CREDIT

       The Company issues commercial paper directly to investors and had $50 million outstanding at December 31, 1996. The Company maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. Interest expense related to the commercial paper was not significant in 1996.

       Travelers Group, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Travelers Group) and the Company have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Travelers Group, CCC or the Company. The Company's participation in this agreement is limited to $250 million. The revolving credit facility consists of a five-year revolving credit facility which expires in 2001. At December 31, 1996, $100 million was allocated to the Company. Under this facility the Company is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1996, the Company was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1996 and 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


6.     REINSURANCE

       The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured. Since June 1994, the Company is reinsuring its life insurance risks via first dollar quota share treaties on an 80%/20% basis. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies which vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

       The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, Travelers Property Casualty Corp. (TAP).

       A summary of reinsurance financial data reflected within the consolidated statement of operations and retained earnings is presented below (in millions):

-------------------------------------------------------------------------------
                                             1996           1995           1994
-------------------------------------------------------------------------------
Written Premiums:
   Direct                                 $ 1,982        $ 2,166        $ 2,153

   Assumed from:
      Non-affiliated companies                  5             --             --

   Ceded to:
      Affiliated companies                   (284)          (374)          (358)
      Non-affiliated companies               (309)          (302)          (306)
-------------------------------------------------------------------------------
   Total net written premiums             $ 1,394        $ 1,490        $ 1,489
-------------------------------------------------------------------------------


Earned Premiums:
   Direct                                 $ 1,897        $ 2,067        $ 2,301

   Assumed from:
      Non-affiliated companies                  5             --             --

   Ceded to:
      Affiliated companies                   (219)          (283)          (384)
      Non-affiliated companies               (315)          (298)          (305)
-------------------------------------------------------------------------------
   Total  net earned premiums             $ 1,368        $ 1,486        $ 1,612
-------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


6.     REINSURANCE, Continued

       Reinsurance recoverables at December 31, include amounts recoverable on unpaid and paid losses and were as follows (in millions):

--------------------------------------------------------------------------------
                                                             1996           1995
--------------------------------------------------------------------------------
Reinsurance Recoverables:
   Life and accident and health business:
      Non-affiliated companies                             $1,497         $1,744

   Property-casualty business:
      Affiliated companies                                  2,361          2,363
--------------------------------------------------------------------------------

   Total  Reinsurance Recoverables                         $3,858         $4,107
================================================================================

       Total reinsurance recoverables at December 31, 1996 and 1995 include $720 million and $929 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses. See Note 4.

7.     SHAREHOLDER'S EQUITY

       Additional Paid-In Capital

       The increase of $36 million in additional paid-in capital during 1996 is due primarily to contributions of non-insurance subsidiaries from TIGI.

       Unrealized Investment Gains (Losses)

       An analysis of the change in unrealized gains and losses on investments is shown in Note 15.

       Shareholder's Equity and Dividend Availability

       The Company's statutory net income, which includes all insurance subsidiaries, was $656 million, $235 million and $100 million for the years ended December 31, 1996, 1995 and 1994, respectively.

       The Company's statutory capital and surplus was $3,442 million and $3,197 million at December 31, 1996 and 1995, respectively.

       The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $507 million is available in 1997 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.

       In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8.     DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL
       INSTRUMENTS

       Derivative Financial Instruments

       The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

       These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

       The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

       The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

       Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

       At December 31, 1996 and 1995, the Company held financial futures contracts with notional amounts of $169 million and $68 million, respectively, and a deferred gain of $1 million and a deferred loss of $.2 million, respectively. Total gains from financial futures of $2 million were deferred at December 31, 1996. These deferred gains, which relate to anticipated investment purchases and investment product sales expected to occur by the end of the second quarter of 1997, are reported as other liabilities. At December 31, 1996 and 1995, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

       The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1996 and 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, Continued

       The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gives the Company the right to receive payments if interest rates exceed specific levels at specific dates. The premium of $2 million paid for this instrument is being amortized over its life. The interest rate cap asset is reported at fair value which is $1 million at December 31, 1996.

       Financial Instruments with Off-Balance Sheet Risk

       In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1996 and 1995.

       Fair Value of Certain Financial Instruments

       The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments which are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

       At December 31, 1996 and 1995, investments in fixed maturities had a carrying value and a fair value of $18.8 billion. See Note 15.

       At December 31, 1996, mortgage loans had a carrying value of $2.9 billion, which approximated fair value, compared with a carrying value of $3.6 billion, which approximated fair value at December 31, 1995. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

       The carrying values of $154 million and $647 million of financial instruments classified as other assets approximated their fair values at December 31, 1996 and 1995, respectively. The carrying values of $825 million and $1.3 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 1996 and 1995, respectively. Fair value is determined using various methods including discounted cash flows, as appropriate for the various financial instruments.

       At December 31, 1996, contractholder funds with defined maturities had a carrying value of $1.7 billion and a fair value of $1.7 billion, compared with a carrying value of $2.4 billion and a fair value of $2.5 billion at December 31, 1995. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $9.1 billion and a fair value of $8.8 billion at December 31, 1996, compared with a carrying value of $9.3 billion and a fair value of $9.0 billion at December 31, 1995. These contracts generally are valued at surrender value.

       The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $1.1 billion and $1.1 billion, respectively, at December 31, 1996, compared with a carrying value and a fair value of $1.5 billion and $1.6 billion, respectively, at December 31, 1995. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $1.0 billion and $.9 billion, respectively, at December 31, 1996, compared with a carrying value and a fair value of $1.5 billion and $1.4 billion, respectively, at December 31, 1995.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, Continued

       The carrying values of cash, short-term securities, investment income accrued and commercial paper approximated their fair values.

       The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

9.     COMMITMENTS AND CONTINGENCIES

       Financial Instruments with Off-Balance Sheet Risk

       See Note 8 for a discussion of financial instruments with off-balance sheet risk.

       Litigation

       The Company is a defendant or codefendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1996, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

10.    BENEFIT PLANS

       Pension Plans

       The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Travelers Group covering the majority of Travelers Group's U.S. employees. Benefits for the qualified plan are based on an account balance formula. Under this formula, each employee's accrued benefit can be expressed as an account that is credited with amounts based upon the employee's pay, length of service and a specified interest rate, all subject to a minimum benefit level. This plan is funded in accordance with the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code.

       The Company also participates in a nonqualified, noncontributory defined benefit pension plan sponsored by an affiliate covering the majority of the Company's U.S. employees. Contributions are based on benefits paid.

       The Company's share of net pension expense was not significant for 1996, 1995 and 1994.

       Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1996, 1995 and 1994.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


10.    BENEFIT PLANS, Continued

       Other Benefit Plans

       In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees through a plan sponsored by TIGI. Retirees may elect certain prepaid health care benefit plans. Life insurance benefits are generally set at a fixed amount. Beginning January 1, 1996, these plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. The cost recognized by the Company for these benefits represents its allocated share of the total costs of the plan, net of retiree contributions. The Company's share of the total cost of the plan for 1996, 1995 and 1994 was not significant.

       401(K) Savings Plan

       Under the savings, investment and stock ownership plan available to substantially all employees of TIGI, the Company matches a portion of employee contributions. Effective April 1, 1993, the match decreased from 100% to 50% of an employee's first 5% contribution and a variable match based on the profitability of TIGI and its subsidiaries was added through December 31, 1995. Effective January 1, 1996, the match remained at 50% of an employee's first 5% contribution with a maximum of $1,000. Effective January 1, 1997, employee contributions will be matched with Travelers Group stock options. The Company's matching obligation was not significant in 1996, 1995 and 1994.

11.    RELATED PARTY TRANSACTIONS

       The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by the Company. Settlements for these payments between the Company and its affiliates are made regularly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

       An affiliate maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1996 and 1995, the pool totaled approximately $2.9 billion and $2.2 billion, respectively. The Company's share of the pool amounted to $196 million and $1.4 billion at December 31, 1996 and 1995, respectively, and is included in short-term securities in the consolidated balance sheet.

       The Company sells structured settlement annuities to TAP in connection with the settlement of certain policyholder obligations. Such deposits were $40 million, $38 million and $39 million for 1996, 1995 and 1994, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



11.    RELATED PARTY TRANSACTIONS, Continued

       The Company markets deferred annuity products and life and health insurance through its affiliate, Smith Barney Inc. Premiums and deposits related to these products were $820 million, $583 million and $161 million in 1996, 1995 and 1994, respectively.

       At December 31, 1996 and 1995, the Company had an investment of $22 million and $24 million, respectively, in bonds of its affiliate, CCC. This is included in fixed maturities in the consolidated balance sheet.

       The Company had an investment of $648 million and $445 million in common stock of Travelers Group at December 31, 1996 and 1995, respectively. This investment is carried at fair value.

12.    LEASES

       Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $24 million, $22 million and $23 million in 1996, 1995 and 1994, respectively.

       -----------------------------------------------------------
                                                 Minimum operating
       (in millions)                               rental payments
       -----------------------------------------------------------
       Year ending December 31,
             1997                                             $ 57
             1998                                               49
             1999                                               41
             2000                                               39
             2001                                               42
             Thereafter                                        362
       -----------------------------------------------------------
                                                              $590
       -----------------------------------------------------------

       The Company is reimbursed by affiliates of TIGI for utilization of space and equipment. Future sublease rental income of approximately $92 million will partially offset these commitments. Minimum future capital lease payments are not significant.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES

       (in millions)                                      1996           1995          1994
       -------------------------------------------------------------------------------------
       Effective tax rate
       Income before federal income taxes                 $975           $837          $597
       Statutory tax rate                                   35%            35%           35%
       -------------------------------------------------------------------------------------
       Expected federal income taxes                      $341           $293          $209
       Tax effect of:
          Nontaxable investment income                      (3)            (4)           (4)
          Other, net                                         4              1             6
       -------------------------------------------------------------------------------------
       Federal income taxes (benefit)                     $342           $290          $211
       -------------------------------------------------------------------------------------
       Effective tax rate                                   35%            35%           35%
       -------------------------------------------------------------------------------------
       Composition of federal income taxes
       Current:
          United States                                   $263           $220         $(108)
          Foreign                                           21             13            12
       -------------------------------------------------------------------------------------
             Total                                         284            233           (96)
       -------------------------------------------------------------------------------------
       Deferred:
          United States                                     57             52           302
          Foreign                                            1              5             5
       -------------------------------------------------------------------------------------
             Total                                          58             57           307
       -------------------------------------------------------------------------------------
       Federal income taxes                               $342           $290          $211
       -------------------------------------------------------------------------------------

       Tax benefits allocated directly to shareholder's equity for the years ended December 31, 1996 and 1995 were $8 million and $7 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES, Continued

       The net deferred tax liabilities at December 31, 1996 and 1995 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


       (in millions)                                                            1996      1995
       ---------------------------------------------------------------------------------------
       Deferred tax assets:
         Benefit, reinsurance and other reserves                               $ 510     $ 447
         Contractholder funds                                                     32        54
         Operating lease reserves                                                 71        56
         Other employee benefits                                                 104        74
         Other                                                                   121       208
       ---------------------------------------------------------------------------------------
           Total                                                                 838       839
       ---------------------------------------------------------------------------------------
       Deferred tax liabilities:
         Deferred acquisition costs and value of insurance in force              571       538
         Investments, Net                                                        131       152
         Other                                                                    93        81
       ---------------------------------------------------------------------------------------
           Total                                                                 795       771
       ---------------------------------------------------------------------------------------
       Net deferred tax asset before valuation allowance                          43        68
       Valuation allowance for deferred tax assets                              (100)     (100)
       ---------------------------------------------------------------------------------------
       Net deferred tax (liability) asset after valuation allowance            $ (57)    $ (32)
       ---------------------------------------------------------------------------------------

       Starting in 1994 and continuing for at least five years, the Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated return on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



13.    FEDERAL INCOME TAXES, Continued

       A net deferred tax asset valuation allowance of $100 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1996. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

       At December 31, 1996, the Company has no ordinary or capital loss carryforwards.

       The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $932 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $326 million.

14.    NET INVESTMENT INCOME


       (For the year ended December 31, in millions)            1996           1995           1994
       -------------------------------------------------------------------------------------------
       Gross investment income
       Fixed maturities                                       $1,328         $1,191         $1,082
       Mortgage loans                                            331            419            511
       Policy loans                                              156            163            110
       Real estate held for sale                                  94            111            174
       Other                                                      77             97             52
       -------------------------------------------------------------------------------------------
                                                               1,986          1,981          1,929
       -------------------------------------------------------------------------------------------

       Investment expenses                                        99            157            227
       -------------------------------------------------------------------------------------------
       Net investment income                                  $1,887         $1,824         $1,702
       -------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES)

       Realized investment gains (losses) for the periods were as follows:

       (For the year ended December 31, in millions)            1996          1995         1994
       ----------------------------------------------------------------------------------------
       Realized
       Fixed maturities                                         $(63)         $(43)         $(3)
       Equity securities                                          47            36           18
       Mortgage loans                                             49            47            -
       Real estate held for sale                                  33            18            -
       Other                                                      (1)           48           (2)
       -----------------------------------------------------------------------------------------
       Realized investment gains                                $ 65          $106          $13
       ----------------------------------------------------------------------------------------

       Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

       (For the year ended December 31, in millions)           1996           1995            1994
       -------------------------------------------------------------------------------------------
       Unrealized
       Fixed maturities                                       $(323)        $1,974         $(1,319)
       Equity securities                                        (35)            46             (25)
       Other                                                    220            200             165
       -------------------------------------------------------------------------------------------
                                                               (138)         2,220          (1,179)
       Related taxes                                            (43)           778            (412)
       -------------------------------------------------------------------------------------------
       Change in unrealized investment gains (losses)           (95)         1,442            (767)
       Balance beginning of year                                682           (760)              7
       -------------------------------------------------------------------------------------------
       Balance end of year                                    $ 587         $  682         $  (760)
       --------------------------------------------------------------------------------------------

       The initial adoption of FAS 115 resulted in an increase of approximately $232 million (net of taxes) to net unrealized gains in 1994.

       Fixed Maturities

       Proceeds from sales of fixed maturities classified as available for sale were $9.1 billion and $6.8 billion in 1996 and 1995, respectively. Gross gains of $107 million and $80 million and gross losses of $175 million and $124 million in 1996 and 1995, respectively, were realized on those sales.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The amortized cost and fair value of investments in fixed maturities were as follows:

       ---------------------------------------------------------------------------------------------
       December 31, 1996
       ---------------------------------------------------------------------------------------------
                                                               Gross           Gross
                                          Amortized       unrealized      unrealized            Fair
       (in millions)                           cost            gains          losses           value
       ---------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                     $ 3,755             $ 69             $23         $ 3,801
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                  1,188               50               4           1,234
          Obligations of states,
             municipalities and
             political subdivisions              76                1               1              76
          Debt securities issued by
             foreign governments                565               24               3             586
          All other corporate bonds          12,925              259              41          13,143
          Redeemable preferred stock              6                -               -               6
       ---------------------------------------------------------------------------------------------
          Total                             $18,515             $403             $72         $18,846
       ---------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       -----------------------------------------------------------------------------------------------
       December 31, 1995
       -----------------------------------------------------------------------------------------------
                                                                 Gross           Gross
                                          Amortized         unrealized      unrealized            Fair
       (in millions)                           cost              gains          losses           value
       -----------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                     $ 4,174               $103             $15         $ 4,262
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                  1,327                116               -           1,443
          Obligations of states,
             municipalities and
             political subdivisions              91                  2               -              93
          Debt securities issued by
             foreign governments                311                 17               -             328
          All other corporate bonds          12,283                442              10          12,715
          Redeemable preferred stock              1                  -               -               1
       -----------------------------------------------------------------------------------------------
          Total                             $18,187               $680             $25         $18,842
       -----------------------------------------------------------------------------------------------


       The amortized cost and fair value of fixed maturities at December 31, 1996, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       -------------------------------------------------------------------------------------------
       Maturity                                                            Amortized          Fair
       (in millions)                                                            cost         value
       -------------------------------------------------------------------------------------------
       Due in one year or less                                               $   971       $   975
       Due after 1 year through 5 years                                        4,970         5,043
       Due after 5 years through 10 years                                      4,871         4,946
       Due after 10 years                                                      3,949         4,083
       -------------------------------------------------------------------------------------------
                                                                              14,761        15,047
       Mortgage-backed securities                                              3,754         3,799
       -------------------------------------------------------------------------------------------
          Total                                                              $18,515       $18,846
       -------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The Company makes investments in collateralized mortgage obligations
       (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

       At December 31, 1996 and 1995, the Company held CMOs, classified as available for sale with a fair value of $1.9 billion and $2.3 billion, respectively. Approximately 88% and 89% of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1996 and 1995. In addition, the Company held $843.5 million and $917 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1996 and 1995, respectively. Virtually all of these securities are rated AAA. The Company also held $1.4 billion and $1.3 billion of securities that are backed primarily by credit card or car loan receivables at December 31, 1996 and 1995, respectively.

       Equity Securities

       The cost and fair values of investments in equity securities were as follows:

       ---------------------------------------------------------------------------------------
       December 31, 1996
       ---------------------------------------------------------------------------------------
                                                            Gross         Gross
                                                       unrealized    unrealized           Fair
       (in millions)                           Cost         gains        losses          value
       ---------------------------------------------------------------------------------------
       Common stocks                           $211           $38           $30           $219
       Nonredeemable preferred stocks           114             2             3            113
       ---------------------------------------------------------------------------------------
         Total                                 $325           $40           $33           $332
       ---------------------------------------------------------------------------------------


       ---------------------------------------------------------------------------------------
       December 31, 1995
       ---------------------------------------------------------------------------------------
                                                            Gross        Gross
                                                       unrealized   unrealized           Fair
       (in millions)                           Cost         gains       losses          value
       ---------------------------------------------------------------------------------------
       Common stocks                           $138           $48           $5           $181
       Nonredeemable preferred stocks            44             2            3             43
       --------------------------------------------------------------------------------------
         Total                                 $182           $50           $8           $224
       --------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Proceeds from sales of equity securities were $479 million and $379 million in 1996 and 1995, respectively. Gross gains of $64 million and $27 million and gross losses of $11 million and $2 million in 1996 and 1995, respectively, were realized on those sales.

       Real estate held for sale and mortgage loans

       Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.


       At December 31, 1996 and 1995, the Company's real estate held for sale and mortgage loan portfolios consisted of the following (in millions):

       ----------------------------------------------------------------------------
                                                                1996           1995
       ----------------------------------------------------------------------------
       Current mortgage loans                                 $2,832         $3,385

       Underperforming mortgage loans                             51            241
       ----------------------------------------------------------------------------
              Total                                            2,883          3,626
       ----------------------------------------------------------------------------

       Real estate held for sale                                 297            293
       ----------------------------------------------------------------------------
              Total                                           $3,180         $3,919
       ----------------------------------------------------------------------------


       Aggregate annual maturities on mortgage loans at December 31, 1996 are as follows:

       ----------------------------------------------------
       (in millions)
       ----------------------------------------------------
       Past maturity                                 $   78
       1997                                             299
       1998                                             349
       1999                                             293
       2000                                             364
       2001                                             224
       Thereafter                                     1,276
       ----------------------------------------------------
           Total                                     $2,883
       ----------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Concentrations

       At December 31, 1996 and 1995, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

       The Company participates in a short-term investment pool maintained by an affiliate. See Note 11.

       Included in fixed maturities are below investment grade assets totaling $1.1 billion and $1.0 billion at December 31, 1996 and 1995, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

       The Company also had concentrations of investments, primarily fixed maturities, in the following industries:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       Banking                                                                    $1,959            $1,226
       Finance                                                                     1,823             1,491
       Electric utilities                                                          1,093             1,023
       Oil and gas                                                                   652               861
       ---------------------------------------------------------------------------------------------------

       Below investment grade assets included in the totals above, were as follows:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       Banking                                                                     $   1            $    8
       Finance                                                                        65                56
       Electric utilities                                                             49                26
       Oil and gas                                                                    58                66
       ---------------------------------------------------------------------------------------------------

       At December 31, 1996 and 1995, concentrations of mortgage loans were for properties located in highly populated areas in the states listed below:

       ---------------------------------------------------------------------------------------------------
       (in millions)                                                                1996              1995
       ---------------------------------------------------------------------------------------------------
       California                                                                 $  643         $     736
       New York                                                                      297               400
       ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



15.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no holdings in any state exceeding $258 million and $332 million at December 31, 1996 and 1995, respectively.

       Concentrations of mortgage loans by property type at December 31, 1996 and 1995 were as follows:

       ----------------------------------------------------------------------------------------------
       (in millions)                                                              1996           1995
       ----------------------------------------------------------------------------------------------
       Office                                                                   $1,195         $1,513
       Agricultural                                                                677            556
       Retail                                                                      307            426
       Apartment                                                                   284            580
       ----------------------------------------------------------------------------------------------

       The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

       Non-Income Producing Investments

       Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were as follows:


       ----------------------------------------------------------------------------------------
       (in millions)                                                           1996        1995
       ----------------------------------------------------------------------------------------
       Mortgage loans                                                           $ 7         $18
       Real estate                                                               37          65
       Fixed maturities                                                           -           4
       ----------------------------------------------------------------------------------------
       Total                                                                    $44         $87
       ----------------------------------------------------------------------------------------


       Restructured Investments

       The Company had mortgage loans and debt securities which were restructured at below market terms totaling approximately $18 million and $67 million at December 31, 1996 and 1995, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans amounted to $5 million in 1996 and $16 million in 1995. Interest on these assets, included in net investment income, aggregated $2 million and $8 million in 1996 and 1995, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



16.    DEPOSIT FUNDS AND RESERVES

       At December 31, 1996, the Company had $21.9 billion of life and annuity deposit funds and reserves. Of that total, $11.6 billion is not subject to discretionary withdrawal based on contract terms. The remaining $10.3 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $1.7 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.4 billion of the life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 5.0%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $3.2 billion of liabilities are surrenderable without charge. More than 11% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

17.    RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING
       ACTIVITIES

       The following table reconciles net income to net cash provided by operating activities:


       ----------------------------------------------------------------------------------------
       (For the year ended December 31, in millions)           1996          1995          1994
       ----------------------------------------------------------------------------------------
       Net income from continuing operations                  $ 633         $ 547         $ 386
          Adjustments to reconcile net income to
           net cash provided by operating activities
           Realized gains                                       (65)         (106)          (13)
           Deferred federal income taxes                         58            57           307
           Amortization of deferred policy acquisition
              costs and value of insurance in force             281           290           281
           Additions to deferred policy acquisition costs      (350)         (454)         (435)
           Investment income accrued                              2            (9)          (47)
           Premium balances receivable                           (6)           (8)            5
           Insurance reserves and accrued expenses               (1)          291           212
           Other                                                255            62          (212)
       ----------------------------------------------------------------------------------------
           Net cash provided by
               operating activities                             807           670           484
           Net cash provided by (used in)
               discontinued operations                         (350)         (596)          233
       ----------------------------------------------------------------------------------------
           Net cash provided by
               operations                                     $ 457         $  74         $ 717
       ----------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



18.    NONCASH INVESTING AND FINANCING ACTIVITIES

       Significant noncash investing and financing activities include: a) the 1995 transfer of assets with a fair market value of approximately $1.5 billion and statutory reserves and other liabilities of approximately $1.5 billion to MetLife (see Note 4); b) the 1995 return of capital of Transport to TIGI (see Note 4); c) the acquisition of real estate through foreclosures of mortgage loans amounting to $117 million, $97 million and $229 million in 1996, 1995 and 1994, respectively; d) the acceptance of purchase money mortgages for sales of real estate aggregating $23 million, $27 million and $96 million in 1996, 1995 and 1994, respectively; and e) the 1994 exchange of $23 million of the Company's investment in Travelers Group common stock for $35 million of Travelers Group nonredeemable preferred stock.

                                  IN-VEST(SM)
                                   PROSPECTUS

                  VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                   ISSUED BY

                        THE TRAVELERS INSURANCE COMPANY


L-11166                                                         TIC Ed 5-97

                                                               Printed in U.S.A.

'                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Section 33-320a of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-320a provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Depositor. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the Federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

1.      The facing sheet.
2.a     The MarketLife Prospectus.
2.b     The In-Vest Prospectus.
3.      The undertaking to file reports.
4.      The signatures.

WRITTEN CONSENTS AND OPINIONS:

A Consent of Katherine M. Sullivan, General Counsel, to filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 12 below.)

B. Consent and Actuarial Opinion pertaining to the illustrations contained in the prospectus.

C.      Consent of Coopers & Lybrand L.L.P., Independent Accountants.

D.      Consent of KPMG Peat Marwick LLP, Independent Certified Public
        Accountants.

EXHIBITS

Copies of all exhibits which are required by Section IX, Paragraph A, of Form N-8B-2:

1. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

3(a). Distribution and Management Agreement among the Registrant, The Travelers Insurance Company and Travelers Equities Sales, Inc. (now known as Tower Square Securities, Inc.) (Incorporated herein by reference to Exhibit No. 2 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 33-63927, filed April 25, 1996.)

3(c).   Agents Agreements, including schedule of sales commissions.

4.      None

5. Form of Variable Universal Life Insurance Contracts. (Incorporated herein by reference to Exhibit No. 5 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

7.      None

8. Participation Agreements among Variable Insurance Products Fund, Fidelity Distributors Corporation and The Travelers Insurance Company; Variable Insurance Products Fund II, Fidelity Distributors Corporation and The Travelers Insurance Company; Templeton Variable Products Series Fund, Templeton Funds Distributor, Inc. and The Travelers Insurance Company; and between The Travelers Insurance Company and Dreyfus Stock Index Fund. (Incorporated herein by reference to Exhibits 8(a), 8(b), 8(c) and 8(d), respectively to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529 filed on April 19, 1996.)

9.      None

10.     Form of Application for Variable Universal Life Insurance Contracts.

11.     Specimen of each security being registered. (See Exhibit 5. above.)

12. Opinion of counsel as to the legality of the securities being registered.

13. Actuarial Memorandum Concerning Transfer and Redemption Procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

15(a). Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Robert I. Lipp, Charles O. Prince, III, Marc P. Weill, Irwin R. Ettinger, Michael A. Carpenter and Donald T. DeCarlo. (Incorporated herein by reference to Exhibit 7(b) to Post-Effective Amendment No. 15 to the Registration Statement, filed April 28, 1995.)

15(b) Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian
        R. Stuart and Katherine M. Sullivan.

27.     Financial Data Schedules.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut, on April 25, 1997.


              THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                                  (Registrant)


                                    By: *IAN R. STUART
                                        ---------------------------------------
                                         Ian R. Stuart
                                         Senior Vice President, Chief
                                         Financial Officer, Chief Accounting
                                         Office and Controller
                                         The Travelers Insurance Company




*By:
     Ernest J. Wright
     Attorney-in-Fact

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Depositor, The Travelers Insurance Company, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut, on April 25, 1997.

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)

                                    By: *IAN R. STUART
                                       -----------------------------------------
                                         Ian R. Stuart
                                         Senior Vice President, Chief Financial
                                         Officer, Chief Accounting Officer and
                                         Controller


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 25, 1997.


*MICHAEL A. CARPENTER               Director, Chairman of the Board, President
----------------------------------  and Chief Executive Officer
(Michael A. Carpenter)

*JAY S. BENET                       Director
----------------------------------
(Jay S. Benet)

*GEORGE C. KOKULIS                  Director
----------------------------------
(George C. Kokulis)

*ROBERT I. LIPP                     Director
----------------------------------
(Robert I. Lipp)

*IAN R. STUART                      Director, Senior Vice President, Chief
----------------------------------  Financial Officer, Chief
(Ian R. Stuart)                     Accounting Officer and Controller

*KATHERINE M. SULLIVAN              Director, Senior Vice President
----------------------------------  and General Counsel
(Katherine M. Sullivan)

*MARC P. WEILL                      Director
----------------------------------
(Marc P. Weill)

*By: Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

ATTACHMENT or EXHIBIT                                          Method of Filing
---------------------                                          ----------------
ATTACHMENTS
A.    Consent of Katherine M. Sullivan, General Counsel, to       Electronically
      filing of her opinion as an exhibit to this                 See Exhibit 12
      Registration Statement and to the reference
      to her opinion under the caption "Legal Proceedings and
      Opinion" in the Prospectus. (See Exhibit 12 below.)

B.    Consent and Actuarial Opinion pertaining to the             Electronically
      illustrations contained in the prospectus.

C.    Consent of Coopers & Lybrand L.L.P., Independent            Electronically
      Accountants.

D     Consent of KPMG Peat Marwick LLP, Independent               Electronically
      Certified Public Accountants.

EXHIBITS

1.    Resolution of the Board of Directors of The Travelers
      Insurance Company authorizing the establishment of the Registrant. Incorporated herein by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the
      Registration Statement on Form S-6 filed April 29, 1996.)

3(a). Distribution and Management Agreement among the Registrant, The Travelers Insurance Company and Travelers Equities Sales, Inc. (now known as
      Tower Square Securities, Inc.) (Incorporated herein by reference to Exhibit No. 3(a) to Post-Effective Amendment
      No. 17 to the Registration Statement on Form S-6 filed
      April 29, 1996.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit No. 3(b) to Post-Effective Amendment No. 1 to the
      Registration Statement on Form S-6, File No. 33-63927, filed April 25, 1996.)

3(c). Agents Agreements, including schedule of sales              Electronically
      commissions.

5.    Form of Variable Universal Life Insurance Contracts.
      (Incorporated herein by reference to Exhibit No. 5 to Post-Effective Amendment No. 17 to the Registration
      Statement on Form S-6 filed April 29, 1996.)

6(a). Charter of The Travelers Insurance Company, as amended on
      October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April
      18, 1995.)

EXHIBIT                                                         Method of Filing
-------                                                         ----------------
6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to
      Exhibit 3(b)(i) to the Registration Statement filed on
      Form S-2, File No. 33-58677, filed via Edgar on April
      18, 1995.)

8.    Participation Agreements among Variable Insurance
      Products Fund, Fidelity Distributors Corporation and
      The Travelers Insurance Company; Variable Insurance
      Products Fund II, Fidelity Distributors Corporation and
      The Travelers Insurance Company; Templeton Variable
      Products Series Fund, Templeton Funds Distributor,
      Inc. and The Travelers Insurance Company; and between
      The Travelers Insurance Company and Dreyfus Stock
      Index Fund.  (Incorporated herein by reference to Exhibits
      8(a), 8(b), 8(c), 8(d) to Post-Effective Amendment No. 29
      to the Registration Statement on Form N-4, File No. 2-79529 filed on April 19, 1996.)

10.   Form of Application for Variable Universal Life             Electronically
      Insurance Contracts.

11.   Specimen of each security being registered.
      (See Exhibit 5. above.)

12.   Opinion of counsel as to the legality of the securities     Electronically
      being registered.

13.   Actuarial Memorandum Concerning Transfer and Redemption
      Procedures, as required by Rule 6e-3(T)(b)(12)(ii).
      (Incorporated herein by reference to Exhibit 13 to Post-
      Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

15(a).Powers of Attorney authorizing Jay S. Fishman or
      Ernest J. Wright as signatory for Robert I. Lipp,
      Charles O. Prince, III, Marc P. Weill,  Irwin R.
      Ettinger, Michael A. Carpenter and Donald T.
      DeCarlo.  (Incorporated by reference to Amendment
      No. 15 to Post-Effective Amendment No. 15 to
      Registration Statement on Form S-6, filed via Edgar on April 28, 1995.)

15(b) Powers of Attorney authorizing Ernest J. Wright or          Electronically
      Kathleen A. McGah as signatory for Michael A. Carpenter
      Jay S. Benet, George C. Kokulis, Ian R. Stuart and
      Katherine M. Sullivan.

27.   Financial Data Schedules.                                   Electronically